                                                                   EXHIBIT 10.40

                                                                  EXECUTION COPY

================================================================================


                                CREDIT AGREEMENT



                                      among



                              DENALI INCORPORATED,
                                    Borrower,



                               The Several Lenders
                        from Time to Time Parties Hereto,



                       CANADIAN IMPERIAL BANK OF COMMERCE,
                            as Administrative Agent,



                                       and



                             ING (U.S.) CAPITAL LLC
                             As Documentation Agent



                          Dated as of January 12, 1999


================================================================================

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
SECTION 1.   DEFINITIONS...................................................................................... 1

         1.1   Defined Terms.................................................................................. 1

         1.2   Other Definitional Provisions..................................................................24

SECTION 2.   AMOUNT AND TERMS OF TERM LOAN COMMITMENTS........................................................25

         2.1   Term Loan Commitments..........................................................................25

         2.2   Term Notes.....................................................................................25

         2.3   Procedure for Term Loan Borrowing..............................................................25

SECTION 3.   AMOUNT AND TERMS OF ACQUISITION LOAN COMMITMENTS.................................................26

         3.1   Acquisition Loan Commitments...................................................................26

         3.2   Acquisition Notes..............................................................................26

         3.3   Procedure for Acquisition Loan Borrowing.......................................................26

         3.4   Commitment Fee.................................................................................27

         3.5   Termination or Reduction of Acquisition Loan Commitments.......................................27

SECTION 4.   AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS.................................................27

         4.1   Revolving Credit Commitments...................................................................27

         4.2   Revolving Credit Notes.........................................................................28

         4.3   Procedure for Revolving Credit Borrowing.......................................................28

         4.4   Commitment Fee.................................................................................29

         4.5   Termination or Reduction of Revolving Credit Commitments.......................................29

SECTION 5.   LETTERS OF CREDIT................................................................................29

         5.1   L/C Commitment.................................................................................29

         5.2   Procedure for Issuance of Letters of Credit....................................................30

         5.3   Fees, Commissions and Other Charges............................................................31

         5.4   L/C Participations.............................................................................31

         5.5   Reimbursement Obligations of the Borrower......................................................32

         5.6   Obligations Absolute...........................................................................32

         5.7   Letter of Credit Payments......................................................................33

         5.8   Application....................................................................................33

SECTION 6.   GENERAL PROVISIONS APPLICABLE TO LOANS...........................................................33

         6.1   Interest Rates and Payment Dates...............................................................33

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
        6.2    Conversion and Continuation Options............................................................34

        6.3    Maximum Number of Tranches and Minimum Amounts.................................................34

        6.4    Optional Prepayments...........................................................................35

        6.5    Mandatory Prepayments..........................................................................35

        6.6    Computation of Interest and Fees...............................................................37

        6.7    Inability to Determine Interest Rate...........................................................37

        6.8    Pro Rata Treatment and Payments................................................................38

        6.9    Illegality.....................................................................................39

        6.10   Requirements of Law............................................................................39

        6.11   Taxes..........................................................................................40

        6.12   Indemnity......................................................................................42

        6.13   Lending Offices; Change of Lending Office......................................................42

SECTION 7.   REPRESENTATIONS AND WARRANTIES...................................................................43

        7.1    Financial Condition............................................................................43

        7.2    No Change......................................................................................44

        7.3    Existence; Compliance with Law.................................................................44

        7.4    Power; Authorization; Enforceable Obligations..................................................44

        7.5    No Legal Bar...................................................................................45

        7.6    No Material Litigation.........................................................................45

        7.7    No Default.....................................................................................45

        7.8    Ownership of Property; Liens...................................................................45

        7.9    Intellectual Property..........................................................................45

        7.10   No Burdensome Restrictions.....................................................................45

        7.11   Taxes..........................................................................................46

        7.12   Federal Regulations............................................................................46

        7.13   ERISA..........................................................................................46

        7.14   Investment Company Act; Other Regulations......................................................46

        7.15   Subsidiaries...................................................................................47

        7.16   Security Documents.............................................................................47

        7.17   Accuracy and Completeness of Information.......................................................47

        7.18   Labor Relations................................................................................48

        7.19   Insurance......................................................................................48

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
         7.20   Solvency......................................................................................48

         7.21   Purpose of Loans..............................................................................49

         7.22   Environmental Matters.........................................................................49

         7.23   Regulation H..................................................................................50

         7.24   Existing Indebtedness.........................................................................50

         7.25   Year 2000 Compliance..........................................................................50

SECTION 8.    CONDITIONS PRECEDENT............................................................................50

         8.1    Conditions to Initial Loans...................................................................50

         8.2    Conditions to Acquisition Loans...............................................................56

         8.3    Conditions to Each Loan.......................................................................59

SECTION 9.    AFFIRMATIVE COVENANTS...........................................................................60

         9.1    Financial Statements..........................................................................60

         9.2    Certificates; Other Information...............................................................61

         9.3    Payment of Obligations........................................................................62

         9.4    Conduct of Business and Maintenance of Existence..............................................62

         9.5    Maintenance of Property; Insurance............................................................62

         9.6    Inspection of Property; Books and Records; Discussions........................................63

         9.7    Notices.......................................................................................63

         9.8    Environmental Laws............................................................................64

         9.9    Periodic Audit of Accounts Receivable and Inventory...........................................64

         9.10   Additional Collateral; Additional Guarantors..................................................64

         9.11   Year 2000 Covenants...........................................................................65

         9.12   IRB Debt......................................................................................65

SECTION 10.   NEGATIVE COVENANTS..............................................................................65

        10.1    Financial Condition Covenants.................................................................66

        10.2    Limitation on Indebtedness....................................................................67

        10.3    Limitation on Liens...........................................................................67

        10.4    Limitation on Guarantee Obligations...........................................................67

        10.5    Limitation on Fundamental Changes.............................................................67

        10.6    Limitation on Sale of Assets..................................................................68

        10.7    Limitation on Dividends.......................................................................68

        10.8    Limitation on Capital Expenditures............................................................68


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
         10.9    Limitation on Investments, Loans and Advances................................................69

         10.10   Limitation on Optional Payments and Modifications of Debt Instruments........................69

         10.11   Limitation on Transactions with Affiliates...................................................69

         10.12   Limitation on Sales and Leasebacks...........................................................70

         10.13   Limitation on Changes in Fiscal Year.........................................................70

         10.14   Limitation on Negative Pledge Clauses........................................................70

         10.15   Limitation on Lines of Business..............................................................70

         10.16   Governing Documents..........................................................................70

         10.17   Limitation on Subsidiary Formation...........................................................70

         10.18   Limitation on Management Fees................................................................70

SECTION 11.    EVENTS OF DEFAULT..............................................................................70

SECTION 12.    THE ADMINISTRATIVE AGENT.......................................................................74

         12.1    Appointment..................................................................................74

         12.2    Delegation of Duties.........................................................................74

         12.3    Exculpatory Provisions.......................................................................74

         12.4    Reliance by Administrative Agent.............................................................74

         12.5    Notice of Default............................................................................75

         12.6    Non-Reliance on Administrative Agent and Other Lenders.......................................75

         12.7    Indemnification..............................................................................76

         12.8    Administrative Agent in Its Individual Capacity..............................................76

         12.9    Successor Administrative Agent...............................................................76

SECTION  13.   MISCELLANEOUS..................................................................................77

         13.1    Amendments and Waivers.......................................................................77

         13.2    Notices......................................................................................77

         13.3    No Waiver; Cumulative Remedies...............................................................78

         13.4    Survival of Representations and Warranties...................................................78

         13.5    Payment of Expenses and Taxes................................................................78

         13.6    Successors and Assigns; Participations and Assignments.......................................79

         13.7    Adjustments; Set-off.........................................................................81

         13.8    Counterparts.................................................................................82

         13.9    Severability.................................................................................82

         13.10   Integration..................................................................................82

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

         13.11   GOVERNING LAW................................................................................82

         13.12   Submission To Jurisdiction; Waivers..........................................................82

         13.13   Acknowledgments..............................................................................83

         13.14   WAIVERS OF JURY TRIAL........................................................................83

         13.15   Confidentiality..............................................................................83

         13.16   Documentation Agent..........................................................................84



SCHEDULES

         Schedule  1            Lenders, Commitments, and Lending Offices

         Schedule  2.2          Scheduled Term Loan Repayments

         Schedule  3.2          Schedule Acquisition Loan Repayments

         Schedule  7.1          Financial Statement Exceptions

         Schedule  7.3          Exceptions to Qualifications to do Business

         Schedule  7.15         Subsidiaries

         Schedule  7.16(b)(i)   UCC Filing Locations

         Schedule  7.16(b)(iii) Real Estate Recording Locations

         Schedule  7.19         Insurance

         Schedule  7.22         Environmental Matters

         Schedule  8.1          Mortgaged Properties

         Schedule 10.2          Existing Indebtedness

         Schedule 10.3          Existing Liens

         Schedule 10.4          Existing Guarantee Obligations

EXHIBITS

         Exhibit A-1            Form of Term Note

         Exhibit A-2       Form of Acquisition Note

         Exhibit A-3       Form of Revolving Credit Note


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         Exhibit B         Form of Acquisition Abstract

         Exhibit C         Form of Acquisition Documents Assignment

         Exhibit D         Form of Borrowing Base Certificate

         Exhibit E         Form of Conversion Notice

         Exhibit F         Form of Guarantee

         Exhibit G         Form of Landlord Estoppel Agreement

         Exhibit H         Form of Leasehold Mortgage

         Exhibit I         Form of Mortgage

         Exhibit J         Form of Pledge Agreement

         Exhibit K         Form of Security Agreement

         Exhibit L         Form of Borrowing Notice

         Exhibit M         Form of Non-Bank Status Certificate

         Exhibit N         Form of Blocked Account Agreement

         Exhibit O-1       Form of Opinion of Gardere, Wynne, Sewell & Riggs,
                           L.L.P.

         Exhibit O-2       Form of Opinion of local counsel to the Borrower

         Exhibit P         Form of Assignment and Acceptance

                  CREDIT AGREEMENT, dated as of January 12, 1999, among DENALI INCORPORATED, a Delaware corporation (the "Borrower"), the lenders from time to time parties to this Agreement (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent") and ING (U.S.) CAPITAL LLC, as documentation agent for the Lenders hereunder (in such capacity, the "Documentation Agent").

                                    RECITALS

                  The Borrower intends to refinance certain existing indebtedness of the Borrower and its subsidiaries, and to seek additional financing for its working capital needs and for additional acquisitions. The Borrower has requested (a) that the Lenders make a term loan to the Borrower, in the principal amount of $20,000,000, the proceeds of which term loans would be used to refinance existing indebtedness of the Borrower and its subsidiaries and to pay fees and expenses incurred in connection herewith, (b) that the Lenders make available an acquisition credit facility in the principal amount of $35,000,000, the proceeds of which would be used to finance acquisitions and fees and expenses incurred in connection therewith and (c) that the Lenders make available to the Borrower revolving credit loans and letters of credit in an aggregate principal and/or face amount at any one time outstanding not to exceed $20,000,000, the proceeds of which would be used to refinance existing indebtedness of the Borrower and its subsidiaries, to finance certain acquisitions, to finance the working capital requirements of the Borrower and its subsidiaries in the ordinary course of business and to pay fees and expenses incurred in connection herewith. The obligations of the Borrower hereunder shall be guaranteed by the Guarantors (as defined herein).

                  The parties hereto hereby agree as follows:


                  SECTION 1. DEFINITIONS


                  1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Acquired Business": with respect to any Permitted Acquisition, the Person, business unit, division or subdivision the assets of which are so acquired or 100% of the Capital Stock of which is so acquired.

                  "Acquisition Abstract": with respect to any Permitted Acquisition, the Acquisition Abstract substantially in the form of Exhibit B attached hereto.

                  "Acquisition Closing Date": in respect of any Acquisition Loan, the date on which all of the conditions described on Section 8.2 shall have been satisfied (or waived by the Administrative Agent and the Required Lenders in writing) for the Permitted Acquisition to be financed thereby.

                  "Acquisition Consideration": with respect to any Acquired Business, the consideration payable by the Borrower, directly or indirectly through one of its Subsidiaries, to the sellers of that Acquired Business as the purchase price for that Acquired Business, which amount shall be determined as of the Acquisition Closing Date thereof, in accordance with GAAP, as the total amount paid for that Acquired Business, including, without limitation, cash (net of cash acquired), debt assumed or incurred, any contingent earn out obligations or other contingent obligations reasonably expected to be paid within sixty (60) months after the Acquisition Closing Date, Capital Stock and any Indebtedness payable to the Seller incurred in connection with such acquisition.

                  "Acquisition Documents": with respect to any Permitted Acquisition, the stock purchase agreement, asset purchase agreement, agreement and plan of merger, or similar agreement regarding such Permitted Acquisition, and all other agreements, instruments and documents delivered in connection with the consummation thereof (including, without limitation, any equity financing documents related thereto).

                  "Acquisition Documents Assignment": in connection with any Permitted Acquisition, the Assignment of Rights Agreement, to be dated as of the applicable Acquisition Closing Date, between the applicable Loan Party and the Administrative Agent, for the ratable benefit of itself and the other Lenders, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Acquisition Loan": as defined in Section 3.1 hereof.

                  "Acquisition Loan Commitment": as to any Lender, its obligation to make Acquisition Loans to the Borrower pursuant to
         Section 3.1 in the amount set forth opposite such Lender's name on
         Schedule 1 under the caption "Acquisition Loan Commitment" or in an Assignment and Acceptance, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

                  "Acquisition Loan Commitment Percentage": as to any Lender, the percentage equal to the quotient of such Lender's Acquisition Loan Commitment divided by the aggregate Acquisition Loan Commitments.

                  "Acquisition Loan Commitment Period": the period from and including the date hereof to but excluding the Acquisition Loan Commitment Termination Date, or such earlier date as the Acquisition Loan Commitments terminate as provided herein.

                  "Acquisition Loan Commitment Termination Date": June 30, 2000.

                  "Acquisition Note": as defined in Section 3.2.

                  "Adjusted EBITDA": for any period during which the Borrower or any Subsidiary has consummated (or proposes to consummate) a Permitted Acquisition, the


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         Consolidated EBITDA of the Borrower for such period plus, for each such
         Permitted Acquisition, the Consolidated EBITDA of the Acquired Business for such period in respect of such Permitted Acquisition, calculated on a pro forma basis without duplication, as if such Permitted Acquisition had occurred on the first day of such period (and for purposes of this definition, Adjusted EBITDA shall in any event exclude the amount of any non-cash income recognized during any period for which Adjusted EBITDA is determined) plus hard cash savings in connection with the Permitted Acquisition identified by the Borrower and acceptable to the Required Lenders.

                  "Administrative Agent": CIBC, together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents.

                  "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person (including, with its correlative meanings, "controlled by" and "under common control with") means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agents": the collective reference to the Administrative Agent and the Documentation Agent.

                  "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Aggregate Outstanding RC Extensions of Credit": as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's portion of the L/C Obligations then outstanding based upon that Lender's Revolving Credit Commitment Percentage.

                  "Applicable Lending Office": for each Lender and for each Type of Loan, the lending office of such Lender designated for such Type of Loan on Schedule 1 hereto (or any other lending office from time to time notified to the Administrative Agent by such Lender ) as the office at which its Loans of such Type are to be made and maintained.


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                  "Applicable Margin": with respect to each Type of Loans shall be the applicable margin set forth below:

--------------------------------------------------------------------------------
      Type of Loan                  Base Rate Loans       Eurodollar Loans
--------------------------------------------------------------------------------
Term Loans                               1.75%                 3.00%
--------------------------------------------------------------------------------
Revolving Credit Loans                   1.75%                 3.00%
--------------------------------------------------------------------------------
Acquisition Loans                        2.25%                 3.50%
--------------------------------------------------------------------------------

                  "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

                  "Approved Subordinated Debt": any Indebtedness issued by the Borrower or any of its Subsidiaries which is unsecured, subordinated to payment of the Obligations, contains covenants no more restrictive than the covenants contained in this Agreement and standstill and payment blockage provisions acceptable to the Administrative Agent and the Required Lenders, has a due date for the repayment of principal thereof after the maturity date of the Term Loan, and all terms of which have been approved in writing by the Administrative Agent and the Required Lenders; provided, that in the case of subordinated debt in an aggregate principal amount of $2,500,000 or less, only the approval of the Administrative Agent shall be required.

                  "Assignee": as defined in Section 13.6(c).

                  "Assignment and Acceptance": as defined in Section 13.6(c).

                  "Available RC Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment at such time over (b) the Aggregate Outstanding RC Extensions of Credit by such Lender at such time.

                  "Base Rate": for any day, the rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest publicly announced by CIBC in New York, New York from time to time as its base rate (the base rate not being intended to be the lowest rate of interest charged by CIBC in connection with extensions of credit to debtor).

                  "Base Rate Loans": Loans the rate of interest applicable to which is based upon the Base Rate.

                  "Borrower": as defined in the heading to this Agreement.


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                  "Borrowing Base": at any time, the sum of (a) 85% of the then
         Eligible Accounts and (b) 50% of the then Eligible Inventory. The Borrowing Base in effect at any time shall be the Borrowing Base as shown on the Borrowing Base Certificate most recently delivered by the Borrower pursuant to this Agreement, absent manifest error; provided, however, that if the Borrower shall fail to deliver a Borrowing Base Certificate when required pursuant to Section 9.2(c) and such failure is not remedied within five (5) Business Days from the date it is due, unless the Administrative Agent consents in writing to an extension of such time for delivery, the Borrowing Base in effect shall be zero until such Borrowing Base Certificate is delivered.

                  "Borrowing Base Certificate": a certificate, substantially in the form of Exhibit D, with appropriate insertions, showing the Borrowing Base as of the date set forth therein, and executed on behalf of the Borrower by a duly authorized officer thereof.

                  "Borrowing Date": any Business Day specified in a notice pursuant to Section 2.3, 3.3 or 4.3 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                  "Business": as defined in Section 7.22.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests or membership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "Cash Equivalents": (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
         (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "CIBC": Canadian Imperial Bank of Commerce.

                  "Closing Date": the date on which the conditions precedent set forth in Section 8.1 shall be satisfied (or waived by the Administrative Agent and the Required Lenders in writing) and the initial Loans are made hereunder to the Borrower by the Lenders.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral": all property and interests in property of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Commitments": the collective reference to the Revolving Credit Commitments, the Acquisition Loan Commitments and the Term Loan Commitments.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
         Section 414 of the Code.

                  "Consolidated Current Assets": at a particular date, all amounts which would, in conformity with GAAP, be included under current assets on a consolidated balance sheet of the Borrower and its Subsidiaries as at such date; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate of the Borrower, unless such Indebtedness arose in connection with the sale of goods or other property in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any shares of stock issued by an Affiliate of the Borrower, (c) the cash surrender value of any life insurance policy or
         (d) cash and Cash Equivalents.

                  "Consolidated Current Liabilities": at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries as at such date;

         provided, however, that such amounts shall not include the current principal portion of any long-term Indebtedness.

                  "Consolidated EBITDA": for any period, the sum for such period of (a) Consolidated Net Income for such period, (b) the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Consolidated Net Income, (c) amounts deducted in such period in respect of non-cash expenses in accordance with GAAP, (d) the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets and (e) non-cash expenses deducted in such period in connection with any earn-out agreements, stock appreciation rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by the Borrower or its Subsidiaries or the retention of executives, officers or employees by the Borrower or its Subsidiaries, including (but without duplication) any Person that has become a Subsidiary during such period, on a pro forma basis as if such acquisition had occurred on the first day of such period; provided, that Consolidated EBITDA shall in any event exclude, from and after the Closing Date, (x) the effect of any write-up of any assets acquired in any Permitted Acquisitions and (y) the amount of any non-cash income recognized during any period for which Consolidated EBITDA is determined.

                  "Consolidated EBITDA of the Acquired Business": with respect to any Acquired Business, Consolidated EBITDA of such Acquired Business (substituting such Acquired Business for the Borrower and its Subsidiaries in the definition of that term and each other applicable definition, including, without limitation, Consolidated Net Income).

                  "Consolidated Fixed Charges": for any period, the sum of (i) the amounts deducted for the cash portion of Consolidated Interest Expense in determining Consolidated Net Income for such period, (ii) the amount of scheduled payments of principal of Indebtedness during such period and (iii) the amount of cash income taxes paid during such period.

                  "Consolidated Funded Debt": for any period of twelve consecutive calendar months, the sum of (a) Consolidated Senior Indebtedness for such period and (b) all Indebtedness of the Borrower and its Subsidiaries of the type set forth in clauses (a), (b), (c),
         (d) and (e) of Indebtedness as of the last day of such period, determined on a consolidated basis in accordance with GAAP, including, in any event any purchase money Indebtedness.

                  "Consolidated Indebtedness": at any time, the aggregate Indebtedness of the Borrower and its consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense": for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including without limitation, imputed interest included in payments under Financing Leases) on a consolidated income statement of the Borrower and the Subsidiaries for such period excluding the amortization of any original issue discount.

                  "Consolidated Net Income": for any period, the consolidated net income (or deficit) of the Borrower and the Subsidiaries for such period (taken as a cumulative whole), determined in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation, Governing Document or Requirement of Law applicable to such Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (f) any write-up of any asset, (g) any net gain from the collection of the proceeds of life insurance policies, (h) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of the Borrower or any Subsidiary, (i) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and (j) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary.

                  "Consolidated Senior Indebtedness": for any period of twelve consecutive calendar months, the sum of (a) the aggregate outstanding principal amount of the Term Loans and Acquisition Loans as of the last day of such period, and (b) the average daily outstanding principal amount of the Revolving Credit Loans and, without duplication, Letters of Credit during such period.

                  "Continue", "Continuation" and "Continued" shall refer to the continuation of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Convert", Conversion" and "Converted" shall refer to a conversion of Base Rate Loans into Eurodollar Loans or of Eurodollar Loans into Base Rate, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                  "Conversion Notice": a Conversion Notice substantially in the form of Exhibit E attached hereto.

                  "Credit Exposure": as to any Lender at any time, the sum of
         (a) its Revolving Credit Commitment (or, if the Revolving Credit Commitments shall have expired or been terminated, the aggregate unpaid principal amount of its Revolving Credit Loans), (b) the sum (without duplication) of the aggregate unpaid principal amount of the Acquisition Loans made by such Lender and its Acquisition Loan Commitment (or, if the Acquisition Loan Commitments shall have expired or been terminated, the aggregate unpaid principal amount of its Acquisition Loans) and (c) the unpaid principal amount of its Term Loan.

                  "Credit Exposure Percentage": as to any Lender at any time, the fraction (expressed as a percentage), the numerator of which is the Credit Exposure of such Lender at such time and the denominator of which is the aggregate Credit Exposures of all of the Lenders at such time.

                  "Default": any of the events specified in Section 11, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Documentation Agent": as defined in the heading hereof.

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "Eligible Accounts": as to any Loan Party, at a particular date, the total outstanding balance of accounts receivable ("Accounts") of such Loan Party, minus (without duplication) the sum of: (a) Accounts which are not bona fide, valid and legally enforceable obligations of the obligor in respect thereof that arise from the actual sale and delivery of goods or rendition and acceptance of services to such obligor in the ordinary course of business of such Loan Party; (b) Accounts which have not been documented by an invoice in a customary form used by such Loan Party and reasonably acceptable to the Administrative Agent (it being agreed by the Administrative Agent that the invoice forms currently used by such Loan Party are acceptable to the Administrative Agent); (c) Accounts which contravene, or arise from sales which contravene, any Requirement of Law applicable thereto, where such contravention could be reasonably expected to affect adversely the collectibility or value of such Accounts; (d) Accounts which have been invoiced by such Loan Party which have been outstanding and unpaid for 90 days or more from the date of invoice thereof ("Past Due Receivables"); (e) the lesser of (i) Accounts of any obligor which is both a customer of and a vendor to such Loan Party and
         (ii) the amount owing by such Loan

         Party to such obligors; (f) if more than 50% of the Accounts of any obligor constitute Past Due Receivables, the Accounts of such obligor;
         (g) Accounts which arise from a bill and hold sale prior to the shipment of the goods that are the subject thereof; (h) Accounts of any obligor which is an Affiliate or Subsidiary of such Loan Party; (i) Accounts ("Foreign Accounts") of any obligor which is organized under the laws of a jurisdiction, or is located, outside the United States of America, unless such Accounts have not remained unpaid more than 60 days after the earlier of the date of invoice and the date of shipment of the related goods, and (1) each such Account is supported by a letter of credit in favor of such Loan Party approved by the Administrative Agent in its reasonable business judgment or by credit insurance reasonably acceptable to the Administrative Agent, which letter of credit or credit insurance is subject to a perfected first priority security interest in favor of the Administrative Agent for the ratable benefit of the Lenders or (2) such obligor is, in the reasonable business judgment of the Administrative Agent, creditworthy in relation to the amount of credit extended to such customer by such Loan Party and has been, prior to the time any trade credit is advanced to such obligor, approved in writing by the Administrative Agent; (j) Accounts of the United States of America or any instrumentality thereof, unless such Loan Party duly assigns its rights to payment of such Accounts to the Administrative Agent for the ratable benefit of the Lenders pursuant to the Assignment of Claims Act of 1940, as amended from time to time (31 U.S.C. ss.3723 et seq.); (k) Accounts which are not denominated and payable in Dollars in the United States of America; (l) Accounts which are not subject to a perfected first priority security interest in favor of the Administrative Agent for the ratable benefit of the Lenders pursuant to the Security Agreement, other than Foreign Accounts meeting the requirements for inclusion set forth in clause (i) of this definition; (m) Accounts which do not conform in all material respects to the representations and warranties contained in the Security Agreement with respect thereto; (n) Accounts of obligors which are the subject of any bankruptcy or insolvency proceeding of any kind (unless such obligor has debtor-in-possession financing or credit support reasonably acceptable to the Administrative Agent and such Account (to the extent not covered by credit insurance or supported by a letter of credit in favor of such Loan Party) constitutes a post-petition claim against such obligor); (o) Accounts which initially offer terms for payment in excess of thirty (30) days from the date of the applicable invoice or billing statement, and (p) such other Accounts as the Administrative Agent, in its reasonable judgment, believes will not be paid in full within 90 days of the date of invoice thereof (as promptly notified by the Administrative Agent to such Loan Party).

                  "Eligible Inventory": as to any Loan Party, at a particular date, the aggregate amount of Inventory (as recorded at estimated cost on a basis substantially consistent with past practice in its accounting records), minus (without duplication) the sum of (a) Inventory which is not owned solely by such Loan Party free and clear of all Liens or other rights or claims of any other Person (except in favor of the Administrative Agent for the ratable benefit of the Lenders and except for other Liens permitted under Section 10.3(a) through (e)); (b) Inventory which is not subject to a perfected first priority security interest in favor of the Administrative Agent for the ratable benefit of the Lenders pursuant to the Security Agreement; (c) Inventory consisting of work in process, (d) Inventory which is damaged; (e) Inventory which is allocable to a contract with the United States of America or any instrumentality thereof, unless such Loan Party duly assigns its rights to payment for such Inventory to the Administrative Agent for the ratable benefit of the Lenders pursuant to the Assignment of Claims Act of 1940, as amended from time to time (31 U.S.C. ss.3723 et seq.); (f) Inventory which constitutes obsolete or slow-moving goods; (g) Inventory which does not conform in all material respects to the representations and warranties contained in the Security Agreement therefor; (h) Inventory which is subject to a negotiable document not in the possession of the Administrative Agent; (i) Inventory in transit that has never been located at a facility maintained by such Loan Party; and (j) such other Inventory as the Administrative Agent, exercising its reasonable judgment, has otherwise determined to be unacceptable because the Administrative Agent believes that such Inventory is not readily saleable on the customary terms on which Inventory of such type is usually sold (as notified by the Administrative Agent to such Loan Party).

                  "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                  "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the corresponding rate appearing at page 3750 of the Dow Jones Telerate Service at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period, or if such rate no longer so appears, the rate per annum at which CIBC is offered Dollar deposits at or about 10:00 a.m., local time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

                  "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

                  "Event of Default": any of the events specified in Section 11; provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Excess Cash Flow": as to the Borrower for each fiscal year:

                  (a) Consolidated EBITDA for such fiscal year;

                  plus (b) the decrease (if any) in the amount of the excess of Consolidated Current Assets over Consolidated Current Liabilities at the end of such fiscal year compared to the amount of the excess of Consolidated Current Assets over Consolidated Current Liabilities at the end of the immediately preceding fiscal year of the Borrower;

                  minus (c) the sum of (i) the amount of (A) all regularly scheduled payments of principal of the Term Loans and Acquisition Loans actually made during such fiscal year, (B) any voluntary prepayment of principal of the Term Loans and Acquisition Loans made during such fiscal year, (C) any permanent reduction in the Revolving Credit Commitments pursuant to Section 4.5, 6.4 or 6.5 hereof made during such fiscal year to the extent that, before giving effect to such reduction, the average outstanding principal balance of the Revolving Credit Loans for the thirty (30) days prior to such reduction exceeds the aggregate Revolving Credit Commitments after giving effect to such reduction and
         (D) any voluntary prepayment of other permitted Indebtedness to the extent not subject to reborrowing, made during such fiscal year, (ii) the amount of all interest payments actually made in cash during such fiscal year by the Borrower and its consolidated Subsidiaries, (iii) the amount of capital expenditures (other than capital expenditures in respect of Financing Leases) actually made during such fiscal year by the Loan Parties to the extent permitted by Section 10.9, (iv) cash income taxes paid by the Loan Parties during such fiscal year, (v) the increase (if any) in the amount of the excess of Consolidated Current Assets over Consolidated Current Liabilities at the end of such fiscal year compared to the amount of the excess of Consolidated Current Assets over Consolidated Current Liabilities at the end of the immediately preceding fiscal year of the Borrower and (vi) EBITDA with respect to Permitted Acquisitions relating to the portion of such fiscal year prior to the consummation of such Permitted Acquisition.

                  "Existing Financing Documents": all credit agreements, indentures, notes, guarantees and other financing documents, in each case as amended to the extent permitted hereunder, evidencing or governing the Indebtedness listed on Schedule 10.2.

                  "Existing Indebtedness": all Indebtedness of the Borrower and its Subsidiaries outstanding immediately prior to the Closing Date pursuant to the Existing Financing Documents.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Fee Letter": that certain Fee Letter, dated November __, 1998, among CIBC, ING and the Borrower, as amended, supplemented or otherwise modified from time to time.

                  "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                  "GAAP": generally accepted accounting principles in the United States of America.

                  "Governing Documents": as to any Person, its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee": the Guarantee to be executed and delivered by each Guarantor, substantially in the form of Exhibit F, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Guarantor": each of Containment Solutions, Inc., Containment Solutions Services, Inc., Instrumentation Solutions, Inc., Denali Management, Inc., Specialty Solutions, Inc., Ershigs, Inc., SEFCO, Inc., Fibercast Company., Plasti-Fab, Inc., Denali Holdings Management L.L.C., Denali Operating Management, Ltd. and any other Person which shall become a Subsidiary of the Borrower after the date hereof.

                  "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (f) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined and (g) all contingent liabilities of such Person in respect of any of the foregoing.

                  "ING": ING (U.S.) Capital LLC.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent": pertaining to a condition of Insolvency.

                  "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period, and (ii) the last day of such Interest Period.

                  "Interest Period": (a) with respect to any Eurodollar Loan:

                                    (i) initially, the period commencing on the
                  borrowing or Conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of Conversion, as the case may be, given with respect thereto; and

                                    (ii) thereafter, each period commencing on
                  the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                                    (1) if any Interest Period pertaining to a
                  Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                                    (2) any Interest Period in respect of
                  Revolving Credit Loans, Acquisition Loans or Term Loans, as the case may be, that would otherwise extend beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Acquisition Loans or the Term Loans shall end on the Revolving Credit Termination Date or such date of final payment, as the case may be;

                                    (3) any Interest Period pertaining to a
                  Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                                    (4) the Borrower shall select Interest
                  Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

                  "Inventory": as defined in the Uniform Commercial Code in effect in the State of New York.

                  "IRB Debt": the Indebtedness of the Borrower listed on Part C of Schedule 10.2 hereof.

                  "IRB Lender": Montgomery County Industrial Development Corp.

                  "Issuing Lender": CIBC, in its capacity as issuer of any Letter of Credit.

                  "Landlord Estoppel Agreement": each landlord estoppel agreement executed and delivered by the lessor of premises leased by the Borrower or any other Loan Party, substantially in the form of Exhibit G hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "L/C Commitment": $10,000,000.

                  "L/C Fee Payment Date": the last Business Day of each March, and June, September and December.

                  "L/C Obligations": at any time, an amount equal to the sum of
         (a) the aggregate then undrawn amount of the then outstanding Letters of Credit and (b) without duplication, the aggregate amount of drawings under Letters of Credit which have not then been reimbursed.

                  "L/C Participants": the collective reference to all the Lenders other than the Issuing Lender.

                  "Leasehold Mortgage": each Leasehold Mortgage (if any) to be executed and delivered by the Borrower or any of its Subsidiaries pursuant to Section 8.2(c)(iv), substantially in the form of Exhibit H, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Lenders": as defined in the heading hereto, which shall include in any event the Issuing Lender.

                  "Letters of Credit": as defined in Section 5.1(a).

                  "Leverage Ratio": at any time, the ratio of Consolidated Funded Debt to Consolidated EBITDA for the immediately preceding period of four consecutive fiscal quarters; provided that, in calculating the Leverage Ratio for any period during which a Permitted Acquisition was consummated, Adjusted EBITDA shall be substituted for Consolidated EBITDA.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing (other than financing statements under the Uniform Commercial Code or comparable law relating to Indebtedness which has been paid off and is subject to a payoff letter which releases the Liens evidenced by such financing statement, provided, that such financing statement is terminated within ten (10) days following the payoff of such Indebtedness).

                  "Loan": any loan made by any Lender pursuant to this Agreement.

                  "Loan Documents": this Agreement, the Notes, the Fee Letter, the Applications, the Guarantee and the Security Documents.

                  "Loan Parties": the Borrower and each Guarantor which is or becomes a party to a Loan Document.

                  "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or
         (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                  "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries in excess of $500,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Mortgage": each Mortgage to be executed and delivered by the Borrower or any of its Subsidiaries, substantially in the form of
         Exhibit I, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Proceeds": (i) the aggregate cash consideration received by the Borrower or a Subsidiary in connection with any transaction referred to in Section 6.5(c) less (ii) the expenses (including out-of-pocket expenses) incurred by the Borrower or such Subsidiary in connection with such transaction (including, in the case of any issuance of debt or equity securities, underwriters' commissions and fees) and the amount of any federal and state taxes incurred in connection with such transaction, in each case as certified by a Responsible Officer to the Administrative Agent at the time of such transaction.

                  "Non-Bank Status Certificate": as defined in Section
         6.11(b)(i).

                  "Non-Excluded Taxes": as defined in Section 6.11.

                  "Notes": the collective reference to the Revolving Credit Notes, the Acquisition Credit Notes and the Term Notes.

                  "Obligations": the unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, and all other obligations and liabilities of the Loan Parties to the Agents and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with this Agreement, the Notes, the Guarantee, the Security Documents and any other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by a Loan Party pursuant to the terms of the Loan Documents) or otherwise.

                  "Participant": as defined in Section 13.6(b).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted Acquisition": an acquisition of (a) 100% of the common stock or other ownership interests of a Person (by means of stock purchase or merger) or (b) the assets of a Person, or of a business unit, division or subdivision of a Person, in each case primarily engaged in or relating to a line of business substantially similar to the line of business engaged in by the Borrower or any Subsidiary on the Closing Date or any natural and logical extension thereof; provided, that, with respect to acquisitions consummated after the Closing Date, (i) the Senior Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is not greater than 3.50 to 1.00 for such period, (ii) the Leverage Ratio , as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is not greater than 4.00 to 1.00 for such period, (iii) each applicable Loan Party shall have granted a security interest in favor of the Administrative Agent to assets acquired in accordance with
         Section 9.10, (iv) if the Acquisition Consideration for such acquisition is $7,500,000 or greater, such acquisition shall require the consent and approval of (A) Lenders having a Credit Exposure Percentage of 51% or more in the aggregate and (B) at least three Lenders (if there are three or more Lenders holding Commitments at such time) and (v) if the Acquisition Consideration for such acquisition is $12,500,000 or greater, such acquisition shall require the consent and approval of (A) the Required Lenders and (B) at least three Lenders (if there are three or more Lenders holding Commitments at such time). For the purposes of this Agreement, acquisitions described in clauses (a) and (b) above which have been consummated prior to the Closing Date shall be deemed Permitted Acquisitions (and therefore an Acquired Business for purposes of calculation of Adjusted EBITDA and otherwise).

                  "Permitted Indebtedness": any of the following:

                  (a) Indebtedness included in the Obligations;

                  (b) Indebtedness of the Borrower to any Guarantor and of any Guarantor to the Borrower or any other Guarantor;

                  (c) with respect to the Guarantors, the Guarantee;

                  (d) any interest rate hedge or swap agreements not entered into for speculative purposes (provided that the aggregate amount of the hedges or swaps related thereto shall not exceed $25,000,000);

                  (e) (i) Indebtedness outstanding on the date hereof and listed on Part B of Schedule 10.2, (ii) prior to the Closing Date only, Indebtedness outstanding on the date hereof and listed on Part A of
         Schedule 10.2 and (iii) prior to the date which is 60 days following the Closing Date, Indebtedness outstanding on the date hereof and listed on Part C of Schedule 10.2;

                  (f) Approved Subordinated Debt; and

                  (g) additional Indebtedness (including, without limitation, purchase money Indebtedness, secured trade payables, and any Indebtedness assumed by the Borrower in connection with the acquisition of an Acquired Business which is not Approved Subordinated Debt) of the Borrower and its Subsidiaries; provided, that the aggregate outstanding principal amount of such additional Indebtedness shall not exceed $2,500,000 at any one time outstanding.

                  "Permitted Encumbrances": each of the following:

                  (a) Liens created pursuant to the Loan Documents;

                  (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided, that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                  (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising by operation of law for sums which are not yet due or which are being contested in good faith by appropriate proceedings;

                  (d) Liens incurred in the ordinary course of the Specified Person's business in connection with workmen's compensation, unemployment insurance and other social security legislation (other than pursuant to ERISA or Section 4.12(n) of the Code) or to secure liabilities to insurance carriers under insurance or self-insurance arrangements and other obligations of a like nature, so long as, in each case with respect to this clause (d), the obligation is not Indebtedness and is not overdue, or if overdue, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided for;

                  (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

                  (f) defects or irregularities in the specified Person's title to its real properties which do not materially (i) diminish the value of the surface estate or (ii) interfere with the ordinary conduct of the specified Person's business or the use or intended use of any of such properties;

                  (g) any interest or title of any consignor, operating lease lessor or similar Person in assets of that Person pursuant to any consignment or operating lease arrangement entered into in the ordinary course of the specified Person's business;

                  (h) Liens incurred in the ordinary course of the specified Person's business to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance and return of money bonds and other obligations of a like nature; so long as, in each case with respect to this clause (h), the obligation secured is not Indebtedness and is not overdue, or if overdue, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided for;

                  (i) Liens arising out of judgments or awards against the Borrower or any of its Subsidiaries, or in connection with surety or appeal bonds or the like in connection with bonding such judgments or award, the time for appeal from which or petition for rehearing of which shall not have expired or for which the Borrower or such Subsidiary shall be prosecuting on appeal or proceeding for review and for which it shall have obtained a stay of execution or the like pending such appeal or proceeding for review;

                  (j) (i) purchase money Liens and (ii) other Liens securing Permitted Indebtedness permitted by paragraph (g) of the definition of Permitted Indebtedness, provided, that any such Liens permitted pursuant to this clause (j)(ii) shall not encumber cash, any other investments permitted pursuant to Section 10.9 hereof, any accounts or accounts receivable or the stock or other ownership interest of the Borrower in any of its Subsidiaries or any proceeds thereof;

                  (k) rights reserved to or vested in any Governmental Authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to terminate such right, power, franchise, grant, license or permit to purchase, condemn, expropriate or recapture or to designate a purchaser of any of the property of the specified Person;

                  (l) rights reserved to or vested in any Governmental Authority to control, regulate or use any property of the specified Person;

                  (m) Liens constituting a Permitted Encumbrance under any Mortgage;

                  (n) any obligations or duties affecting the property of the specified Person to any Governmental Authority with respect to any franchise, grant, license or permit;

                  (o) pre-judgment Liens;

                  (p) legal or equitable encumbrances deemed to exist by reason of fraudulent transfer or conveyance laws; and

                  (f) Liens in existence on the date hereof listed on Schedule 10.3, securing Indebtedness permitted by Section 10.2(c); provided, that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased.

                  "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement": the Pledge Agreement to be executed and delivered by the Borrower and any of its Subsidiaries, substantially in the form of Exhibit J, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Properties": as defined in Section 7.22.

                  "Refinancing": the refinancing of all of the Existing Indebtedness (other than Permitted Indebtedness) with the proceeds of the Loans to be made on the Closing Date and the refinancing of the IRB Debt with the proceeds of the Loans within 60 days following the Closing Date.

                  "Register": as defined in Section 13.6(d).

                  "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank pursuant to Section 5.5(a) for amounts drawn under a Letter of Credit.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. ss. 4043.

                  "Required Lenders": at any time, Lenders the Credit Exposure Percentage of which aggregate 66 2/3% or more.

                  "Requirement of Law": as to any Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer": as to any Person, the chief executive officer, the president or general counsel of such Person or, with respect to financial matters, the chief financial officer of such Person. Unless otherwise specified, "Responsible Officer" refers to a Responsible Officer of the Borrower.

                  "Revolving Credit Commitment": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower pursuant to Section 4.1 and/or to issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 under the caption "Revolving Credit Commitment " or in an Assignment and Acceptance, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

                  "Revolving Credit Commitment Percentage": as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

                  "Revolving Credit Commitment Period": the period from and including the date hereof to but not including the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

                  "Revolving Credit Loans": as defined in Section 4.1.

                  "Revolving Credit Note": as defined in Section 4.2.

                  "Revolving Credit Termination Date": December 31, 2003.

                  "Security Agreement": the Security Agreement to be executed and delivered by the Borrower and its Subsidiaries, substantially in the form of Exhibit K, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Security Documents": the collective reference to the Leasehold Mortgages (if any), the Mortgages, the Pledge Agreement, the Security Agreement, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure any of the Obligations or to secure any guarantee of any such Obligations.

                  "Seller": with respect to any Permitted Acquisition, the seller or sellers of the assets to be acquired by the Borrower or its Subsidiaries pursuant thereto.

                  "Senior Leverage Ratio": at any time, the ratio of Consolidated Senior Indebtedness to Consolidated EBITDA for the immediately preceding period of four consecutive fiscal quarters (or such other period as provided herein); provided, that in calculating the Leverage Ratio for any period during which a Permitted Acquisition was consummated, Adjusted EBITDA shall be substituted for Consolidated EBITDA.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "Term Loan": as defined in Section 2.1.

                  "Term Loan Commitment": as to any Lender, its obligation to make a Term Loan to the Borrower pursuant to Section 2.1 in the amount set forth opposite such Lender's name on Schedule 1 under the caption "Term Loan Commitment".

                  "Term Loan Commitment Percentage": as to any Lender, the percentage equal to the quotient of such Lender's Term Loan Commitment divided by the aggregate Term Loan Commitments.

                  "Term Note": as defined in Section 2.2.

                  "Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "Transferee": as defined in Section 13.6(f).

                  "Type": as to any Loan, its nature as a Term Loan, Acquisition Loan or Revolving Credit Loan and as a Base Rate Loan or a Eurodollar Loan.

                  "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

                  "Year 2000 Problem": the risk that computer applications used by the Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, and any date on or after, December 31, 1999.

                  1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its

Subsidiaries not defined in Section 1.1 and accounting terms partly defined in
Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 2. AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

                  2.1 Term Loan Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "Term Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Term Loan Commitment of such Lender then in effect; provided, that the Term Loan Commitments shall terminate at 1:00 p.m., New York City time, on January 31, 1999, if the Closing Date has not occurred prior to that time. The Term Loans may from time to time be (a) Eurodollar Loans, (b) Base Rate Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 6.2.

                  2.2 Term Notes. The Term Loan of each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-1 with appropriate insertions as to payee, date and principal amount (a "Term Note"), payable to the order of such Lender and representing the obligation of the Borrower to pay the amount of the Term Loan made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of its Term Loan and the date and amount of each payment or prepayment of principal thereof and each Conversion of all or a portion thereof to another Type and, and in the case of Eurodollar Loans, the Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Term Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, that the failure of such Lender to make any such recordation shall not impair or otherwise affect the validity or enforceability of its Term Note. Each Term Note shall (a) be dated the Closing Date, (b) be stated to mature in installments in amounts equal to such Lender's Term Loan Commitment Percentage of the amounts, and payable on the dates, set forth on Schedule 2.2, and (c) bear interest for the period from the date thereof on the unpaid principal amount thereof at the applicable interest rates per annum specified in Section 6.1. Interest on the Term Notes shall be payable on the dates specified in Section 6.1(d).

                  2.3 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable written notice substantially in the form of Exhibit L attached hereto (which notice must be received by the Administrative Agent prior to 10:00 a.m., New York City time, one Business Day prior to the Closing Date requesting that the Lenders make the Term Loans on the Closing Date and specifying the Closing Date. The Term Loans shall initially be made as Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. on the Closing Date each Lender shall make available to the Administrative Agent at its office specified in Section 13.2 the amount of such Lender's pro rata share of such borrowing in immediately available funds. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  SECTION 3. AMOUNT AND TERMS OF ACQUISITION LOAN COMMITMENTS

                  3.1 Acquisition Loan Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make term loans (each, an "Acquisition Loan") to the Borrower from time to time during the Acquisition Loan Commitment Period in an amount not to exceed, together with the aggregate amount of all other Acquisition Loans theretofore made by such Lender, the amount of the Acquisition Loan Commitment of such Lender then in effect; provided, that the Acquisition Loan Commitments shall terminate at 1:00 p.m., New York City time, on January 31, 1999, if the Closing Date has not occurred prior to that time. The Acquisition Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 3.3 and 6.2.

                  3.2 Acquisition Notes. The Acquisition Loans of each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-2 with appropriate insertions as to payee, date and principal amount (an "Acquisition Note"), payable to the order of such Lender and representing the obligation of the Borrower to pay the amount of the Acquisition Loan made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of its Acquisition Loan and the date and amount of each payment or prepayment of principal thereof and each Conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Acquisition Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, that the failure of such Lender to make any such recordation shall not impair or otherwise affect the validity or enforceability of its Acquisition Note. Each Acquisition Note shall (a) be dated the Closing Date, (b) be stated to mature in installments in amounts equal to such Lender's Acquisition Loan Commitment Percentage of the amounts, and payable on the dates, calculated as set forth on
Schedule 3.2, and (c) bear interest for the period from the date thereof on the unpaid principal amount thereof at the applicable interest rates per annum specified in Section 6.1. Interest on the Acquisition Notes shall be payable on the dates specified in Section 6.1(d).

                  3.3 Procedure for Acquisition Loan Borrowing. The Borrower may borrow under the Acquisition Loan Commitments during the Acquisition Loan Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (in the form of Exhibit L) (which notice must be received by the Administrative Agent prior to 10:00 a.m., New York City time on the requested Borrowing Date) requesting that the Lenders make such Acquisition Loans on the proposed Acquisition Closing Date and specifying (i) the amount to be borrowed,
(ii) the requested Borrowing Date and (iii) the Permitted Acquisition to be financed with the proceeds of such Acquisition Loans. Each Acquisition Loan shall initially be made as a Base Rate Loan. Each borrowing under the Acquisition Loan Commitments shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then remaining unused Acquisition Loan Commitments are less than $500,000 such lesser amount). Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing of Acquisition Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 13.2 prior to 11:00 a.m., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  3.4 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Acquisition Loan Commitment Period to but not including the Acquisition Loan Commitment Termination Date, computed at the rate of 0.75% per annum (provided, that such percentage shall be 0.50% per annum after Acquisition Loans have been made with an aggregate principal amount greater than 50% of the aggregate Acquisition Loan Commitments) on the average daily amount of the Acquisition Loan Commitment which is available for funding Acquisition Loans of such Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Acquisition Loan Commitment Termination Date or such earlier date as the Acquisition Loan Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                  3.5 Termination or Reduction of Acquisition Loan Commitments. The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Acquisition Loan Commitments or, from time to time, to reduce the amount of the Acquisition Loan Commitments. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Acquisition Loan Commitments then in effect.

                  SECTION 4. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

                  4.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Commitment Percentage of the outstanding L/C obligations, does not exceed the lesser of (i) the amount of such Lender's Revolving Credit Commitment then in effect and (ii) such Lender's Revolving Credit Commitment Percentage of the Borrowing Base then in effect; provided, that the Revolving Credit Commitments shall terminate at 1:00 p.m., New York City time, on January 31, 1999, if the Closing Date has not occurred prior to that time. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                  (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 4.3 and 6.2, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

                  4.2 Revolving Credit Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-3 with appropriate insertions as to payee, date and principal amount (a "Revolving Credit Note"), payable to the order of such Lender and evidencing the obligation of the Borrower to pay a principal amount equal to the lesser of (a) the amount of the Revolving Credit Commitment of such Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made or Converted by such Lender, the date and amount of each payment or prepayment of principal thereof, and, in the case of Eurodollar Loans, the Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Revolving Credit Note shall
(x) be dated the Closing Date, (y) be stated to mature on the Revolving Credit Termination Date and (z) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in Section 6.1. Interest on each Revolving Credit Note shall be payable on the dates specified in Section 6.1(d).

                  4.3 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day in an aggregate principal amount not exceeding (i) the aggregate Available RC Commitments then in effect and (ii) the Borrowing Base then in effect, provided that the Borrower shall give the Administrative Agent irrevocable written notice, substantially in the form attached hereto as Exhibit L (which notice must be received by the Administrative Agent prior to 10:00 a.m., New York City time in the case of Base Loan Rates and 11:00 a.m., New York City time, in the case of Eurodollar Loans),
(a) three Business Days prior to the requested Borrowing Date, as to any part of the requested Revolving Credit Loans that are to be initially Eurodollar Loans or (b) on the requested Borrowing Date, otherwise) specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each Revolving Credit

Loan shall initially be made as a Base Rate Loan. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to $250,000 or a whole multiple thereof (or, if the then Available RC Commitments are less than $100,000, such lesser amount). Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 13.2 prior to 11:00 a.m., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  4.4 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Revolving Credit Termination Date, computed at the rate of 0.50% per annum on the average daily amount of the Available RC Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                  4.5 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding RC Extensions of Credit would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

                  SECTION 5. LETTERS OF CREDIT

                  5.1 L/C Commitment (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 5.4(a), agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the L/C Obligations would exceed the L/C Commitment or (2) the aggregate Available RC Commitments would be less than zero.

                  (b)      Each Letter of Credit shall:

                           (1) be denominated in Dollars and shall be a standby letter of credit issued to support obligations of the Borrower and/or the Subsidiaries, contingent or otherwise, (A) in respect of insurance obligations, (B) to workman's compensation board or similar Governmental Authority for workman's compensation liabilities of the Borrower and/or the Subsidiaries, (C) in respect of performance bonds or to otherwise support performance by the Borrower and/or the Subsidiaries under contracts and (D) for such other purposes as may be approved by the Issuing Lender and the Administrative Agent (such consent not to be unreasonably withheld), and

                           (2) expire no later than the earlier of (i) the Revolving Credit Termination Date and (ii) 364 days from the date of issuance (subject to renewal).

                  (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

                  (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law. The Administrative Agent shall advise the Borrower of any such Requirement of Law promptly upon obtaining knowledge thereof.

                  5.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

                  5.3 Fees, Commissions and Other Charges. (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of such payment to the date upon which the next such payment is due hereunder at a rate equal to the Applicable Margin for Revolving Credit Loan which are Eurodollar Loans then in effect, calculated on the basis of the actual days elapsed over a 360 day year, of the aggregate amount available to be drawn under such Letter of Credit on the date on which such fee is calculated. One-quarter of one percent (.25%) of such fee shall be payable to the Issuing Lender, and the remainder of such fee shall be payable to the L/C Participants and the Issuing Lender to be shared ratably among them in accordance with their respective Revolving Credit Commitment Percentages. Such commissions shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of each Letter of Credit and shall be nonrefundable.

                  (b) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                  (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

                  5.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 5.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (1) such amount, times (2) the daily average Federal funds rate, as quoted by the Issuing Lender, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (3) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 5.4(a) is not in fact made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans hereunder. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 5.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

                  5.5 Reimbursement Obligations of the Borrower. (a) The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender or, if later, on each date on which such draft is paid by the Issuing Lender for the amount of (1) such draft so paid and (2) any taxes and any reasonable fees, charges or other costs or expenses incurred by the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

                  (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue.

                  (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to
Section 4.3 of Base Rate Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

                  5.6 Obligations Absolute. (a) The Borrower's obligations under this Section 5 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit.

                  (b) The Borrower also agrees with the Issuing Lender that, subject to Section 5.6(c) below, the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 5.5(a) shall not be affected by, among other things, (1) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (2) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or
(3) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

                  (c) The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct.

                  (d) The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

                  5.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                  5.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 5, the provisions of this Section 5 shall apply.

                  SECTION 6. GENERAL PROVISIONS APPLICABLE TO LOANS

                  6.1 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

                  (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this Section plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

                  (d) Interest shall be payable in arrears on each Interest Payment Date; provided, that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

                  6.2 Conversion and Continuation Options. (a) The Borrower may elect from time to time to Convert Eurodollar Loans to Base Rate Loans, by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election by delivery of a Conversion Notice; provided that any such Conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to Convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of Conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be Converted as provided herein, provided that (i) no Loan may be Converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a Conversion is not appropriate, (ii) any such Conversion may only be made if, after giving effect thereto, Section 6.3 shall not have been contravened, and
(iii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date (in the case of Conversions of Revolving Credit Loans) or the date of the final installment of principal (in the case of Conversions of Term Loans and Acquisition Loans).

                  (b) Any Eurodollar Loan may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving at least three Business Days' prior notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be Continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in their sole discretion that such a Continuation is not appropriate, (ii) if, after giving effect thereto, Section 6.3 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date (in the case of Continuations of Revolving Credit Loans) or the date of the final installment of principal (in the case of Continuations of Term Loans and Acquisition Loans), and provided, further, that if the Borrower shall fail to give such notice or if such Continuation is not permitted such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.

                  6.3 Maximum Number of Tranches and Minimum Amounts. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, in no event shall there be more than ten Tranches outstanding at any time and the aggregate principal amount of all Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $100,000 in excess thereof.

                  6.4 Optional Prepayments. The Borrower may on the last day of any Interest Period with respect thereto, in the case of Eurodollar Loans or at any time and from time to time, in the case of Base Rate Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable written notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 6.12 and, in the case of prepayments of the Term Loans and Acquisition Loans only, accrued interest to such date on the amount prepaid. Amounts prepaid pursuant to this Section 6.4 shall either be designated by the Borrower as prepayment of the Revolving Credit Loans then outstanding or shall be applied first to the Term Loans to the installments of principal thereof in the inverse order of their scheduled maturities, until paid in full, second to the Acquisition Loans to the installments of principal thereof in inverse order of their scheduled maturities and, upon repayment of all then outstanding Acquisition Loans, to the reduction of the then undrawn Acquisition Loan Commitments, and third to Revolving Credit Loans and/or the cash collateralization of any Letters of Credit; provided, that if such prepayment occurs following the Acquisition Loan Commitment Termination Date, such amount prepaid shall be applied first to the Term Loans and the Acquisition Loans, pro rata to the installments of principal thereof in the inverse order of their scheduled maturities, until paid in full, and second to the Revolving Credit Loans and/or the cash collateralization of any Letters of Credit; provided, further, that, without changing the order of priority of payments outlined above, the amounts prepaid shall be applied first to Base Rate Loans and second to Eurodollar Loans. Amounts prepaid on account of the Term Loans and Acquisition Loans may not be reborrowed. Partial prepayments pursuant to this Section shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

                  6.5 Mandatory Prepayments. (a) Subject to Section 6.12, if on any date on which a Borrowing Base Certificate is delivered (or is required to be delivered) pursuant to Section 9.2(c), the Aggregate Outstanding RC Extensions of Credit of all Lenders exceed the Borrowing Base, the Borrower shall prepay the Revolving Credit Loans and/or cash collateralize or replace Letters of Credit in an amount equal to the amount of such excess no later than the Business Day immediately following the date of delivery (or requirement for delivery) of such Borrowing Base Certificate.

                  (b) Subject to Section 6.12, if on any date the Aggregate Outstanding RC Extensions of Credit exceeds the Revolving Credit Commitments, the Borrower shall immediately prepay the Revolving Credit Loans and cash collateralize or replace Letters of Credit in an amount equal to the amount of such excess.

                  (c) Unless the Required Lenders otherwise agree, the Borrower shall prepay the Loans and reduce the Commitments in an amount equal to (i) 100% of the Net Proceeds of any sale or issuance of debt securities, and 50% of the Net Proceeds of any sale or issuance of any equity securities, in either case by the Borrower or any Subsidiary, whether in a public offering, a private placement or otherwise, and (ii) 100% of the Net Proceeds of any sale, lease, assignment, exchange or other disposition for cash of any asset or group of assets (other than in accordance with Section 10.5(b) hereof) (including, without limitation, insurance proceeds paid as a result of any destruction, casualty or taking of any property of the Borrower or any Subsidiary), not made in the ordinary course of business, by the Borrower or any Subsidiary of the Borrower, in any such case no later than three Business Days following receipt by the Borrower or such Subsidiary of such proceeds, together with accrued interest to such date on the amount prepaid; provided that no such prepayment shall be required pursuant to subclause (ii) of this Section 6.5(c) unless the aggregate amount of such Net Proceeds received by the Borrower and its Subsidiaries and not previously applied to prepayment of the Loans and the reduction of the Commitments pursuant to Section 6.5(c)(ii) is at least $100,000. Amounts prepaid pursuant to this Section 6.5(c) shall be applied first to the Term Loans to the installments of principal thereof in the inverse order of their scheduled maturities, until paid in full, second to the Acquisition Loans to the installments of principal thereof in inverse order of their scheduled maturities and, upon repayment of all then outstanding Acquisition Loans, to the reduction of the then undrawn Acquisition Loan Commitments, and third to the reduction of the Revolving Credit Commitments and the concomitant prepayment of any Revolving Credit Loans and/or cash collateralization of any Letters of Credit; provided, that if such prepayment occurs following the Acquisition Loan Commitment Termination Date, such amount prepaid shall be applied first to the Term Loans and the Acquisition Loans, pro rata to the installments of principal thereof in the inverse order of their scheduled maturities, until paid in full, and second to the reduction of the Revolving Credit Commitments and the concomitant prepayment of any Revolving Credit Loans and/or cash collateralization of any Letters of Credit; provided, further, that, without changing the order of priority of payments outlined above, the amounts prepaid shall be applied first to Base Rate Loans and second to Eurodollar Loans. Amounts so prepaid may not be reborrowed. Nothing in this Section 6.5(c) shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transaction of the types described in this Section 6.5(c), including without limitation the restrictions set forth in Sections 10.2, 10.5 and 10.6 hereof.

                  (d) On or before the earlier of the date on which the financial statements referred to in Section 9.1(a) are required to be delivered in respect of a fiscal year of the Borrower, beginning with the fiscal year ending on or about June 30, 2000, and the date on which such financial statements are actually delivered, the Borrower shall prepay the Loans and permanently reduce the Commitments in the amount of 75% of Excess Cash Flow for the fiscal year covered by such financial statements, together with accrued interest to such date on the amount prepaid. Amounts prepaid pursuant to this
Section 6.5(d) shall be applied first to the Term Loans to the installments of principal thereof in the inverse order of their scheduled maturities, until paid in full, second to the Acquisition Loans to the installments of principal thereof in inverse order of their scheduled maturities and, upon repayment of all then outstanding Acquisition Loans, to the reduction of the then undrawn Acquisition Loan

Commitments, and third to the reduction of the Revolving Credit Commitments and the prepayment of the Revolving Credit Loans and/or cash collateralization of the Letters of Credit; provided, that if such prepayment occurs following the Acquisition Loan Commitment Termination Date, such amount prepaid shall be applied first to the Term Loans and the Acquisition Loans, pro rata to the installments of principal thereof in the inverse order of their scheduled maturities, until paid in full, and second to the reduction of the Revolving Credit Commitments and the prepayment of the Revolving Credit Loans and/or cash collateralization of the Letters of Credit; provided, further, that, without changing the order of priority of payments outlined above, the amounts prepaid shall be applied first to Base Rate Loans and second to Eurodollar Loans. Amounts so prepaid may not be reborrowed.

                  (e) Net Proceeds received by the Borrower or any Subsidiary as proceeds of insurance upon any destruction, casualty or taking with respect to any property of the Borrower or any Subsidiary need not be applied as set forth in Section 6.5(c) to the extent that such Net Proceeds are applied to the repair, rebuilding or replacement of the property which was the subject of such destruction, casualty or taking within the earlier to occur of (i) 120 days after the receipt of such Net Proceeds and (ii) 180 days after the occurrence of such destruction, casualty or taking. If required by the Administrative Agent, such Net Proceeds shall be held in a special collateral account, subject to the sole dominion and control of the Administrative Agent and in a manner reasonably satisfactory to the Administrative Agent, as additional Collateral for the Obligations, until such time as they are to be applied to such repair, rebuilding or replacement.

                  6.6 Computation of Interest and Fees. (a) Commitment fees and interest shall be calculated on the basis of (i) with respect to Eurodollar Loans and commitment fees, a 360-day year for the actual days elapsed and (ii) with respect to Base Rate Loans, a 365/366 day year for actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 6.1(a) or (c).

                  6.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans Loan requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been Converted on the first day of such Interest Period to Eurodollar Loans shall be Converted to or Continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be Converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or Continued as such, nor shall the Borrower have the right to Convert Loans to Eurodollar Loans.

                  6.8 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Term Loan Commitments, the Acquisition Loan Commitments or the Revolving Credit Commitments of the Lenders shall be made pro rata according to the respective Term Loan Commitment Percentages, Acquisition Loan Commitment Percentages or Revolving Credit Commitment Percentages, as applicable, of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans, Acquisition Loans or the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans, Acquisition Loans or the Revolving Credit Loans, as applicable, then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in
Section 13.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Term Loan Commitment Percentage or Revolving Credit Commitment Percentage, as applicable, of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's Term Loan Commitment Percentage, Acquisition Loan Commitment Percentage or Revolving Credit Commitment Percentage, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrower.

                  6.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, Continue Eurodollar Loans as such and Convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be Converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such Conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 6.12.

                  6.10 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 6.11 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, Converting into, Continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Administrative Agent shall give the Borrower written notice thereof and the option to convert such Loans into Base Rate Loans and the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  6.11 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of clause (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) (A) if such Lender is a "bank" within the meaning of
         Section 881(c)(3)(A) of the Code, deliver to the Borrower and the Administrative Agent (x) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, or (B) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224, deliver (x) a certificate substantially in the form of Exhibit M (a "Non-Bank Status Certificate") and (y) two completed and signed copies of Internal Revenue Service Form W-8 or successor applicable form;

                  (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, (ii) in the case of a Non-Bank Status Certificate, that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Code, and (iii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 13.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

                  6.12 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, Conversion into or Continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of such Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  6.13 Lending Offices; Change of Lending Office. (a) Loans of each Type made by any Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                  (b) Each Lender agrees that if it makes any demand for payment under Section 6.10 or 6.11(a), or if any adoption or change of the type described in Section 6.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 6.10 or 6.11(a), or would eliminate or reduce the effect of any adoption or change described in Section 6.9.

                  SECTION 7. REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

                  7.1 Financial Condition. (a) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 27, 1998 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30 1998 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are in all material respects complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto. During the period from September 30, 1998 to and including the date hereof, except as disclosed by the Borrower on Schedule
7.1 hereto, there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at September 30, 1998.

                  (b) The pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at November 30, 1998, certified by a Responsible Officer of the Borrower (the "Pro Forma Balance Sheet"), a copy of which has been provided to the Administrative Agent and each Lender, is the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries adjusted to give effect (as if such events had occurred on such date) to (i) the Refinancing, (ii) the making of the Term Loans, (iii) the making of the Revolving Credit Loans to be made on the Closing Date, (iv) the application of the proceeds of the foregoing in accordance with the terms of the Loan Documents and (v) the payment of all fees and expenses related to the foregoing transactions, as estimated in good faith as of the date of the Pro Forma Balance Sheet. The Pro Forma Balance Sheet, together with the notes thereto, presents fairly, on a pro forma basis, the consolidated financial position of the Borrower and its Subsidiaries as at November 30, 1998, assuming that the events specified in the preceding sentence had actually occurred on such date.

                  (c) The operating forecast and cash flow projections of the Borrower and its consolidated Subsidiaries, copies of which have heretofore been furnished to the Lenders, have been prepared in good faith under the direction of a Responsible Officer of the Borrower, and in accordance with GAAP. The Borrower has no reason to believe that as of the date of delivery thereof such operating forecast and cash flow projections are materially incorrect or misleading in any material respect, or omit to state any material fact which would render them misleading in any material respect.

                  7.2 No Change. (a) Since June 27, 1998 there has been no development or event which has had or could have a Material Adverse Effect, and
(b) during the period from June 27, 1998 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

                  7.3 Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) except as disclosed on Schedule 7.3 hereto, is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

                  7.4 Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles

(whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  7.5 No Legal Bar. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law, the Governing Documents or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law, Governing Document or Contractual Obligation (other than Liens created by the Security Documents in favor of the Administrative Agent).

                  7.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could have a Material Adverse Effect.

                  7.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  7.8 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has good record and marketable or indefeasible title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 10.3.

                  7.9 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not have a Material Adverse Effect.

                  7.10 No Burdensome Restrictions. No Requirement of Law, Governing Document or Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                  7.11 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

                  7.12 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect, or for any purpose which violates, or which would be inconsistent with, the provisions of the regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation U, as the case may be.

                  7.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

                  7.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

                  7.15 Subsidiaries. Schedule 7.15 sets forth the name of each direct or indirect Subsidiary of the Borrower as of the Closing Date, its form of organization, its jurisdiction of organization, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders.

                  7.16 Security Documents. (a) The provisions of each Security Document are effective to create in favor of the Administrative Agent for the ratable benefit of the Lenders a legal, valid and enforceable security interest in all right, title and interest of the Loan Party party thereto in the "Collateral" described therein.

                  (b) (i) When financing statements have been filed in the offices in the jurisdictions listed in Schedule 7.16(b)(i), the Security Agreements shall each constitute a fully perfected first Lien (subject only to Permitted Encumbrances) on, and security interest in, all right, title and interest of each of the Borrower and its Subsidiaries in the "Collateral" described therein, which can be perfected by such filing.

                  (ii) When certificates representing the Pledged Stock (as defined in the Pledge Agreements) are delivered to the Administrative Agent, together with stock powers endorsed in blank by a duly authorized officer of the pledgors thereof, the Pledge Agreements shall constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the pledgors parties thereto in the "Collateral" described therein.

                  (iii) When the Leasehold Mortgages (if any) and the Mortgages are recorded in the recording offices listed on Schedule 7.16(b)(iii), the Leasehold Mortgages (if any) and Mortgages shall each constitute a fully perfected first Lien on, and security interest in, all right, title and interest of each of the Borrower and its Subsidiaries in the "Collateral" described therein.

                  (c) Neither the Borrower nor any Subsidiary owns any property, or has any interest in any property, that is not subject to a fully perfected first priority Lien on, or security interest in, such property in favor of the Administrative Agent, other than any such property having an aggregate fair market value at any one time not exceeding $100,000.

                  7.17 Accuracy and Completeness of Information. (a) All factual information, reports and other papers and data with respect to the Loan Parties (other than projections) furnished, and all factual statements and representations made, to the Administrative Agent or the Lenders by a Loan Party, or on behalf of a Loan Party, were, at the time the same were so furnished or made, when taken together with all such other factual information, reports and other papers and data previously so furnished and all such other factual statements and representations previously so made, complete and correct in all material respects, to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter thereof in all material respects, and did not, as of the date so furnished or made, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made.

                  (b) All projections with respect to the Loan Parties furnished by or on behalf of a Loan Party to the Administrative Agent or the Lenders were prepared and presented in good faith by or on behalf of such Loan Party. No fact is known to a Loan Party which materially and adversely affects or in the future is reasonably likely (so far as such Loan Party can reasonably foresee) to have a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1 or in such information, reports, papers and data or otherwise disclosed in writing to the Administrative Agent or the Lenders prior to the Closing Date.

                  7.18 Labor Relations. No Loan Party is engaged in any unfair labor practice which could have a Material Adverse Effect. There is (a) no unfair labor practice compliant pending or, to the best knowledge of each Loan Party and each of the Subsidiaries, threatened against a Loan Party before the National Labor Relations Board which could have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or threatened; (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of each Loan Party, threatened against a Loan Party; and (c) no union representation question existing with respect to the employees of a Loan Party and no union organizing activities are taking place with respect to any thereof.

                  7.19 Insurance. Each Loan Party has, with respect to its properties and business, insurance covering the risks, in the amounts, with the deductible or other retention amounts, and with the carriers, listed on Schedule 7.19, which insurance meets the requirements of Section 9.5 hereof and Section 5 of the Security Agreements and Section 6 of the Mortgages and Leasehold Mortgages as of the date hereof and the Closing Date.

                  7.20 Solvency. On the Closing Date, after giving effect to the consummation of the Refinancing and to the incurrence of all indebtedness and obligations being incurred on or prior to such date in connection herewith and therewith, (i) the amount of the "present fair saleable value" of the assets of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, will, as of such date, exceed the amount of all "liabilities of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, will, as of such date, be greater than the amount that will be required to pay the liabilities of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, on their respective debts as such debts become absolute and matured, (iii) neither the Borrower nor the Borrower and its Subsidiaries, taken as a whole, will have, as of such date, an unreasonably small amount of capital with which to conduct their respective businesses, and (iv) each of the Borrower and the Borrower and its Subsidiaries, taken as a whole, will be able to pay their respective debts as they mature. For purposes of this Section 7.20, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  7.21 Purpose of Loans. The proceeds of the Term Loans shall be used by the Borrower to finance in part the Refinancing, and to pay fees and expenses incurred in connection therewith. The proceeds of the Revolving Credit Loans shall be used to finance in part the Refinancing, for the working capital requirements of the Borrower in the ordinary course of business, to pay fees and expenses incurred in connection herewith and to finance Permitted Acquisitions. The proceeds of the Acquisition Loans shall be used to finance all or part the purchase price of Permitted Acquisitions, and to pay fees and expenses incurred in connection therewith.

                  7.22 Environmental Matters. Except as set forth on Schedule 7.22:

                  (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could interfere with the continued operation of the Properties or impair the fair saleable value thereof.

                  (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law in any material respect.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

                  (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws in any material respect.

                  (g) Each of the representations and warranties set forth in Sections 7.22(a) through (f) is true and correct with respect to each parcel of real property mortgaged by the Borrower or any of its Subsidiaries (other than the Properties).

                  7.23 Regulation H. No Mortgage encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                  7.24 Existing Indebtedness. Schedule 10.2 is a true and complete list of all Indebtedness of the Borrower and its Subsidiaries as of the date hereof. Immediately after giving effect to the Refinancing, the only Indebtedness of the Borrower and its Subsidiaries will be that listed under Part B of Schedule 10.2, "Indebtedness to Remain Outstanding".

                  7.25 Year 2000 Compliance. From and after the Closing Date, the Borrower believes that the Year 2000 Problem could not reasonably be expected to have a Material Adverse Effect on the Borrower.


                  SECTION 8. CONDITIONS PRECEDENT

                  8.1 Conditions to Initial Loans. The agreement of each Lender to make the initial Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

                  (a) Loan Documents. The Administrative Agent shall have received:

                           (i) this Agreement, executed and delivered by a duly
                  authorized officer of the Borrower, with a counterpart for each Lender,

                           (ii) for the account of each Lender having a Term
                  Loan Commitment, a Term Note of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,

                           (iii) for the account of each Lender having an
                  Acquisition Loan Commitment, an Acquisition Note of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,

                           (iv) for the account of each Lender having a
                  Revolving Credit Commitment, a Revolving Credit Note of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,

                           (v) the Pledge Agreement, executed and delivered by a
                  duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender,

                           (vi) the Guarantee, executed and delivered by a duly
                  authorized officer of each Guarantor, with a counterpart or a conformed copy for each Lender,

                           (vii) the Security Agreement, executed and delivered
                  by a duly authorized officer of the Borrower and each Guarantor, with a counterpart or a conformed copy for each Lender,

                           (viii) each of the Mortgages relating to the
                  properties listed on Schedule 8.1 hereto, each executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender, and

                           (ix) the Blocked Account Agreement, substantially in
                  the form of Exhibit N, relating to each bank account of the Borrower or any of its Subsidiaries which is not a Bank Account (as defined in the Security Agreement).

                  (b) Related Agreements. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of any documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Borrower or its Subsidiaries may be a party.

                  (c) Concurrent Transactions. (i) All Indebtedness and any other amounts owing under the Existing Financing Documents listed on Part A of Schedule 10.2, "Indebtedness to be Repaid" shall have been, or shall be concurrently with the making of the initial Loans, repaid in full, and any Liens created pursuant to such Existing Financing Documents shall have been or shall, concurrently with the making of the initial Loans, released, and such Existing Financing Documents shall terminate and be of no further force and effect upon such repayment; in each case pursuant to such payout letters, Lien releases, termination statements, mortgage satisfactions and other documents as the Administrative Agent may require, each of which shall be in form and substance satisfactory to the Administrative Agent and (ii) the Borrower shall have given notice to the IRB Lender of the Borrower's intention to pay off the IRB Debt within 45 days.

                  (d) Borrowing Base Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a Borrowing Base Certificate showing the Borrowing Base as of November 30, 1998, with appropriate insertions and dated the Closing Date, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President of the Borrower.

                  (e) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (f) Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

                  (g) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

                  (h) Good Standing Certificates. The Administrative Agent shall have received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

                  (i) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 7.4, and
         (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

                  (j) Fees. The Administrative Agent shall have received the fees and other compensation, and reimbursement of expenses, to be received on the Closing Date referred to in the Fee Letter.

                  (k) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                           (i) (A) the executed legal opinion of Gardere, Wynne,
                  Sewell & Riggs, L.L.P., counsel to the Borrower and the other Loan Parties and (B) the executed legal opinion of Cathy L. Smith, general counsel of the Borrower and the other Loan Parties, which are, when taken together, substantially in the form of Exhibit O-1, or such other form acceptable to the Administrative Agent and its counsel; and

                           (ii) the executed legal opinion of special counsel of
                  the Borrower for the states of California, Indiana, Maryland, Mississippi, North Carolina, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee and Washington, substantially in the form of Exhibit O-2, or such other form acceptable to the Administrative Agent and its counsel;

         Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                  (l) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates representing the shares or L.L.C. membership interests pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. Each Issuer referred to in the Pledge Agreement shall have delivered an acknowledgment of and consent to the Pledge Agreement, executed by a duly authorized officer of such Issuer, in substantially the form appended to the Pledge Agreement.

                  (m) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

                  (n) Surveys. The Administrative Agent shall have received, and the title insurance company issuing the policy referred to in Section 8.1(o) (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the sites of the property covered by each Mortgage certified to the Administrative Agent and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1962, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

                  (o) Title Insurance Policy. The Administrative Agent shall have received in respect of each parcel covered by each Mortgage a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Closing Date. Each such policy shall (i) be in an amount satisfactory to the Administrative Agent;
         (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent; (iv) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70); (vi) contain such endorsements and affirmative coverage as the Administrative Agent may request and (vii) be issued by title companies satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

                  (p) Flood Insurance. If requested by the Administrative Agent, the Administrative Agent shall have received (i) a policy of flood insurance which (A) covers any parcel of improved real property which is encumbered by any Mortgage (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the Act, whichever is less, and (C) has a term ending not later than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Company has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System.

                  (q) Copies of Documents. The Administrative Agent shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in
         Section 8.1(o) and a copy, certified by such parties as the Administrative Agent may deem appropriate, of all other documents affecting the property covered by each Mortgage.

                  (r) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower, and the results of such search shall be satisfactory to the Administrative Agent.

                  (s) Insurance. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of Section 9.5 hereof and Section 5 of the Security Agreements and Section 6 of the Mortgages and the Leasehold Mortgages shall have been satisfied.

                  (t) Historical Financial Information. The Lenders shall have received (i) copies of the audited annual financial statements and unaudited monthly and quarterly financial statements for the Borrower and its Subsidiaries for (A) the fiscal years ended June 28, 1997 and June 27, 1998, and (B) each fiscal quarter and month ended subsequent to June 27, 1998 for which financial statements are available and (ii) copies of all public filings since June 27, 1997, including without limitation, all 10Q's, 10K's and 8K's relating to the Borrower or its Subsidiaries.

                  (u) Pro Forma Financial Information. The Lenders shall have received the Pro Forma Balance Sheet referenced in Section 7.1(b) above.

                  (v) Business Plan. The Lenders shall have received a satisfactory business plan and financial projections of the Borrower and its Subsidiaries for each fiscal year through 2003, in form and substance satisfactory to the Administrative Agent.

                  (w) Environmental Reports. The Administrative Agent shall have received Phase I environmental reports, and, if requested by the Administrative Agent based upon its review of the Phase I environmental reports, Phase II or other environmental reports, prepared by a Person satisfactory to the Administrative Agent, and which such Person shall have confirmed in writing that the Administrative Agent and the Lenders shall be entitled to rely upon, with respect to each of the Properties, and such environmental reports shall be in form and substance satisfactory to the Administrative Agent.

                  (x) Landlord Estoppel Agreements. The Administrative Agent shall have received a Landlord Estoppel Agreement with respect to each parcel of real property leased by any Loan Party as of the Closing Date, duly executed and delivered on behalf of the lessor of such real property.

                  (y) Minimum EBITDA. As of the Closing Date, the Borrower shall have Adjusted EBITDA for the twelve month period ending November 30, 1998, giving effect to any acquisitions made by the Borrower or any of its Subsidiaries during such period as if such acquisition were a Permitted Acquisition, of not less than $10,750,000.

                  8.2 Conditions to Acquisition Loans. The agreement of each Lender having an Acquisition Loan Commitment to make any Acquisition Loan and the agreement of each Lender having a Revolving Credit Commitment to make a Revolving Credit Loan to be used to finance all or part of a Permitted Acquisition requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Acquisition Loan, of the following conditions precedent:

                  (a) Acquisition Abstract. (i) The Administrative Agent and each Lender shall have received an Acquisition Abstract with respect to the related Permitted Acquisition, which shall be true, complete and correct and duly executed by a Responsible Officer of the Borrower.

                           (ii) The Administrative Agent and each Lender shall have received a certificate from a duly authorized officer of each of the Loan Parties party to such Acquisition Documents addressed to the Administrative Agent and the Lenders, to the effect that none of the information contained in the Acquisition Abstract as delivered to the Administrative Agent and the Lenders has been amended, supplemented or otherwise modified except as approved by the Administrative Agent and the Lenders, that each of the representations and warranties set forth in such Acquisition Abstract continue to be true, complete and correct in all material respects as of the Acquisition Closing Date as if made on and as of the Acquisition Closing Date, that the Administrative Agent and the Lenders may rely on such representations and warranties as if such representations and warranties were made to the Administrative Agent and Lenders directly, and that no default, breach or violation of any of the Acquisition Documents has occurred and is continuing.

                  (b) Pro Forma Financial Condition. The Administrative Agent shall have received, with a copy for each Lender, not later than five Business Days prior to the proposed Borrowing Date of such Acquisition Loan, the certificate of a Responsible Officer of the Borrower, in form and substance satisfactory to the Lenders, with detailed calculations establishing to the reasonable satisfaction of the Administrative Agent that the requirements set forth in the definition of Permitted Acquisitions have been satisfied,

                  (c) Supplements to Loan Documents; Additional Loan Documents. The Administrative Agent shall have received:

                           (i) if there shall be any new Subsidiary acquired or formed in connection with the proposed Permitted Acquisition to be financed with such Acquisition Loans, a supplement to the Pledge Agreement, substantially in the form of Exhibit A thereto, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender,

                           (ii) if there shall be any new Subsidiary acquired or formed in connection with the proposed Permitted Acquisition to be financed with such Acquisition Loans, a supplement to the Guarantee, substantially in the form of Exhibit A thereto, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender,

                           (iii) if there shall be any new Subsidiary acquired or formed in connection with the proposed Permitted Acquisition to be financed with such Acquisition Loans, a supplement to the Security Agreement, substantially in the form of Annex A thereto, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender,

                           (iv) if the proposed Permitted Acquisition included the acquisition of any leasehold, fee, or other interests in real property and if reasonably requested by the Administrative Agent or the Required Lenders, one or more Mortgages or Leasehold Mortgages on such real property, together with such title insurance, surveys, flood insurance, and legal opinions as the Required Lenders may reasonably request, and

                           (v) an Acquisition Documents Assignment, executed and delivered by a duly authorized officer of the Borrower or the Subsidiary party to the Acquisition Documents relating to such Permitted Acquisition, with a counterpart or a conformed copy for each Lender.

                  (d) Consummation of Acquisition. The Permitted Acquisition shall have been, or shall be concurrently with the making of such Acquisition Loans, consummated in accordance with the disclosures contained in the Acquisition Abstract therefor, without any material amendment thereto or modification or waiver thereof, except with the consent of the Required Lenders and with notice of all amendments thereto and modifications and waivers thereof, and the Administrative Agent shall have received evidence satisfactory to it to that effect.

                  (e) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party a party to such Permitted Acquisition authorizing (i) the execution, delivery and performance of the Acquisition Documents and the Loan Documents and supplements thereto to which it is a party being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition and (ii) the granting by it of the Liens created pursuant to the Security Documents and supplements thereto being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Acquisition Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (f) Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each new Loan Party, dated such Acquisition Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document being executed and delivered in connection with the Acquisition Loans requested in connection with such Permitted Acquisition, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

                  (g) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party as to which such corporate documents were not theretofore delivered, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the such Loan Party.

                  (h) Good Standing Certificates. The Administrative Agent shall have received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Person becoming a Loan Party as of such Acquisition Closing Date (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

                  (i) Legal Opinions. If requested by the Administrative Agent or the Required Lenders (i) the Administrative Agent shall have received, with a counterpart for each Lender, copies of such executed legal opinions with respect to, and to the extent delivered in connection with, such Permitted Acquisition, and the Borrower shall use its best efforts to obtain letters from counsel delivering such opinions permitting the Administrative Agent and the Lenders to rely thereon and (ii) an opinion of counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent.

                  (j) Pledged Stock; Stock Powers; Pledged Interests. The Administrative Agent shall have received the certificates representing the shares or other equity interests of each Subsidiary formed or acquired in connection with such Permitted Acquisition or which otherwise shall not theretofore been delivered to the

         Administrative Agent, which are to be pledged pursuant to the Pledge Agreement, together with an undated stock or transfer power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. Each such Subsidiary shall have delivered an acknowledgment of and consent to the Pledge Agreement, executed by a duly authorized officer of such Subsidiary, in substantially the form appended to the Pledge Agreement.

                  (k) Actions to Perfect Liens. The Administrative Agent shall have received all financing statements on form UCC-1, Mortgages or Leasehold Mortgages (to the extent required by Section 8.2(c) hereof) and all other actions shall have been taken, in each case which are necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents, the Mortgages or Leasehold Mortgages as supplemented in connection with such Acquisition Loans shall have been completed.

                  (l) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Subsidiary formed or acquired in connection with such Permitted Acquisition, the Borrower, to the extent that such Permitted Acquisition results in the Borrower owning property or conducting operations in new jurisdictions, and if requested by the Administrative Agent the seller of the property to be acquired in such Permitted Acquisition, and the results of such search shall be satisfactory to the Administrative Agent.

                  (m) Environmental Reports. The Administrative Agent shall have received Phase I environmental reports, and, if requested by the Administrative Agent based upon its review of the Phase I environmental reports, Phase II or other environmental reports, prepared by a Person satisfactory to the Administrative Agent, and which such Person shall have confirmed in writing that the Administrative Agent and the Lenders shall be entitled to rely upon, with respect to each of the Properties acquired pursuant to the Permitted Acquisition, and such environmental reports shall be in form and substance satisfactory to the Administrative Agent.

                  8.3 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                  (c) Material Adverse Effect. No event or circumstance shall have occurred that could reasonably be expected to have a Material Adverse Effect, as determined by the Administrative Agent or the Required Lenders in their sole discretion, exercised in good faith.

                  (d) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents and any other Acquisition Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

                  (e) Borrowing Base. In the case of any Revolving Credit Loans requested to be made or Letters of Credit issued, the Administrative Agent shall have timely received a Borrowing Base Certificate for the most recent period for which such Borrowing Base Certificate is required to be delivered, in accordance with Section 9.2(c).

                  (f) Revolving Credit Availability. In the case of any Revolving Credit Loans requested which are to be used to finance any Permitted Acquisition, the Borrower shall have at least $5,000,000 in Available RC Commitments after giving effect to such Revolving Credit Loans and all outstanding Letters of Credit.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this Section 8.3 have been satisfied.


                  SECTION 9. AFFIRMATIVE COVENANTS

                  The Borrower hereby agrees that, so long as any of the Commitments remain in effect or any amount is owing to any Lender or any Agent hereunder or under any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

                  9.1 Financial Statements. Furnish to each Lender:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing; and

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

                  (c) as soon as available, but in any event not later than 30 days after the end of each calendar month, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                  9.2 Certificates; Other Information. Furnish to each Lender:

                  (a) concurrently with the delivery of the financial statements referred to in Sections 9.1(a), (b) and (c), a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in detail the calculations supporting such Officer's certification of the Borrower's compliance with the requirements of Section 10.1(a) through 10.1(e);

                  (b) within twenty (20) days following the end of each calendar month, a Borrowing Base Certificate showing the Borrowing Base as of the last day of such month, certified as complete and correct by a Responsible Officer;

                  (c) not later than thirty days prior to the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                  (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (e) during the month of December in each calendar year, a report of a reputable insurance broker with respect to the insurance maintained by the Borrower and its Subsidiaries in accordance with
         Section 9.5 of this Agreement and Section 5 of the Security Agreement and Section 6 of each Mortgage and Leasehold Mortgage (if any), and such supplemental reports as the Administrative Agent may from time to time request;

                  (f) no later than twenty (20) days following the end of each calendar month, the "Monthly Booking and Backlog Report" and a summary report of accounts receivable agings, inventory listings and accounts payable agings, each with respect to the most recent month ended; and

                  (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

                  9.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                  9.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 10.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

                  9.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, which insurance shall name the Administrative Agent as lender loss payee, in the case of property or casualty insurance, and as an additional insured, in the case of liability insurance; and furnish to each Lender, upon written request, full information as to the insurance carried.

                  9.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during the Borrower's normal business hours and with at least 48 hours prior written notice (unless an Event of Default has occurred and is continuing, in which case such notice provision shall not apply) and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

                  9.7 Notices. Promptly, after a Responsible Officer becomes aware thereof, give notice to the Administrative Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $100,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (d) of the acquisition by any Loan Party of any property or interest in property (including, without limitation, real property), that is not subject to a perfected Lien in favor of the Administrative Agent pursuant to the Security Documents;

                  (e) of the occurrence of any transaction or occurrence referred to in Section 6.5(c), and the receipt of any Net Proceeds or any insurance proceeds as a result thereof (whether or not such Net Proceeds or proceeds are then required to be applied to the repayment of Loans and reduction of Revolving Credit Commitments as specified in
         Section 6.5(c));

                  (f) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
         (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (g) any material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                  9.8 Environmental Laws. (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws in all material respects and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

                  9.9 Periodic Audit of Accounts Receivable and Inventory. The Administrative Agent shall be entitled to perform a periodic due diligence inspection, test and review of the accounts receivable and inventory of the Borrower and its Subsidiaries, at the Borrower's cost, on a mutually convenient Business Day one time during each calendar year for the purposes of verifying the Borrowing Base and shall in each case be satisfied in all material respects with the results thereof; provided however, if the Administrative Agent in its reasonable judgment is not satisfied that the results of any due diligence inspection, test, and review performed pursuant to this Section 9.10 establish that the Loan Parties' most recent determination of the Borrowing Base was made in compliance with the applicable provisions of this Agreement, the Administrative Agent shall be entitled to perform additional due diligence inspections, tests and reviews of such inventory and accounts receivable on mutually convenient Business Days during the succeeding twelve-month period until the Administrative Agent shall be so satisfied; and provided further, that upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall be entitled to perform such additional due diligence inspections, tests and review of such accounts receivable as any Lender shall reasonably deem necessary or advisable.

                  9.10 Additional Collateral; Additional Guarantors. (a) In the event that the Borrower or any Subsidiary acquires any property or interest in property (including, without limitation, real property) other than property made subject to a Lien permitted under Section 10.3(g), that is not subject to a perfected Lien in favor of the Administrative Agent pursuant to the Security Documents, the Borrower shall, and shall cause such Subsidiary to, take such action (including, without limitation, the preparation and filing of mortgages or deeds of trust in form and substance satisfactory to the Administrative Agent) as the Administrative Agent shall request in order to create and/or perfect a Lien in favor of the Administrative Agent on such property.

                  (b) In the event that the Borrower acquires or forms any additional Subsidiary, such Subsidiary shall execute a guarantee, a security agreement, Mortgages or Leasehold Mortgages (if reasonably requested by the Lender), or supplements to the Guarantee and the Security Agreement, and the Borrower and/or any Subsidiary which is a holder of any Capital Stock of such Subsidiary shall execute such pledge agreements or supplements to the Pledge Agreement, each in form and substance satisfactory to the Administrative Agent, and shall take such other action as shall be necessary or advisable (including, without limitation, the execution of financing statements on form UCC-1) in order to perfect the Liens granted by such Subsidiary in favor of the Administrative Agent for the benefit of the Lenders and to effect and perfect the pledge of all of the Capital Stock of such Subsidiary in favor of the Administrative Agent for the benefit of the Lenders. Such Subsidiary shall thereupon become a Guarantor for all purposes under the Loan Documents, including, without limitation, Section 9.10(a) of this Agreement. The Administrative Agent shall be entitled to receive legal opinions of one or more counsel to the Borrower and such Subsidiary addressing such matters as the Administrative Agent or its counsel may reasonably request, including, without limitation, the enforceability of the guaranty and the security agreement to which such Subsidiary becomes a party and the pledge of the Capital Stock of such Subsidiary, and the creation, validity and perfection of the Liens so granted by such Subsidiary and the Borrower and/or other Subsidiaries to the Administrative Agent for the benefit of the Lenders.

                  9.11 Year 2000 Covenants. No later than the Closing Date, the Borrower and its Subsidiaries shall review the areas within their business and operations which could be adversely affected by, and shall have developed or be developing a program to address on a timely basis, the Year 2000 Problem, and shall have made or be making related appropriate inquiry of material suppliers and vendors. From time to time, at the request of the Administrative Agent, the Borrower and its Subsidiaries shall provide to the Administrative Agent such updated information or documentation as is requested regarding the status of their efforts to address the Year 2000 Problem.

                  9.12 IRB Debt. . No later than 60 days following the Closing Date, all Indebtedness and any other amounts owing under the Existing Financing Documents listed on Part C of Schedule 10.2 shall have been repaid in full, and any Liens created pursuant to such Existing Financing Documents shall have been released, and such Existing Financing Documents shall terminate and be of no further force and effect upon such repayment; Lien releases, termination statements, mortgage satisfactions and other documents as the Administrative Agent may require, each of which shall be in form and substance satisfactory to the Administrative Agent.

                  SECTION 10. NEGATIVE COVENANTS

                  The Borrower hereby agrees that, so long as any of the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and (except with respect to Section 10.1) shall not permit any of its Subsidiaries to, directly or indirectly:

                  10.1 Financial Condition Covenants.

                  (a) Maximum Leverage Ratio. Permit the Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower ending during any test period set forth on the table below to be greater than the ratio set forth opposite such test period below:

                  ----------------------------------------------------
                           Test Period            Ratio
                  ----------------------------------------------------
                        12/31/98 - 9/29/00        4.00x
                  ----------------------------------------------------
                        9/30/00 - 3/30/01         3.75x
                  ----------------------------------------------------
                        3/31/01 - 9/29/01         3.50x
                  ----------------------------------------------------
                        9/30/01 - 3/30/02         3.25x
                  ----------------------------------------------------
                        3/31/02 - 6/30/02         3.00x
                  ----------------------------------------------------
                            Thereafter            2.75x
                  ----------------------------------------------------

                  (b) Maximum Senior Leverage Ratio. Permit the Senior Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower ending during any test period set forth on the table below to be greater than the ratio set forth opposite such test period below:

                  ----------------------------------------------------
                           Test Period            Ratio
                  ----------------------------------------------------
                  ----------------------------------------------------
                        12/31/98 - 9/29/00          3.50x
                  ----------------------------------------------------
                         9/30/00 - 3/30/01          3.25x
                  ----------------------------------------------------
                         3/31/01 - 9/29/01          3.00x
                  ----------------------------------------------------
                         9/30/01 - 3/30/02          2.75x
                  ----------------------------------------------------
                         3/31/02 - 6/30/02          2.50x
                  ----------------------------------------------------
                            Thereafter              2.25x
                  ----------------------------------------------------

                  (c) Minimum Interest Coverage. Permit the ratio of Consolidated EBITDA (or Adjusted EBITDA, in the case of any period during which the Borrower or any Subsidiary has consummated a Permitted Acquisition) to Consolidated Interest Expense for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Borrower ending during any test period set forth on the table below to be less than the ratio set forth opposite such test period below:

                  -------------------------------------------
                           Test Period            Ratio
                  -------------------------------------------
                  -------------------------------------------
                        12/31/98 - 6/29/99        3.00x
                  -------------------------------------------
                        6/30/99 - 9/29/00         3.50x
                  -------------------------------------------
                        9/30/00 - 12/31/00        3.75x
                  -------------------------------------------
                            Thereafter            4.00x
                  -------------------------------------------

                  (d) Minimum Fixed Charge Coverage. Permit the ratio of Consolidated EBITDA (or Adjusted EBITDA, in the case of any period during which the Borrower or any Subsidiary has consummated a Permitted Acquisition) less consolidated capital expenditures of the Borrower and its Subsidiaries to Consolidated Fixed Charges for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Borrower ending during any test period set forth on the table below to be less than the ratio set forth opposite such test period below:


                  --------------------------------------------
                           Test Period            Ratio
                  --------------------------------------------
                  --------------------------------------------
                        12/31/98 - 6/29/99        1.00x
                  --------------------------------------------
                         6/30/99 - 9/29/99        1.25x
                  --------------------------------------------
                         9/30/99 - 3/30/01        1.50x
                  --------------------------------------------
                            Thereafter            1.25x
                  --------------------------------------------

                  10.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except for Permitted Indebtedness.

                  10.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Encumbrances.

                  10.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 10.4; and

                  (b) the Guarantees.

                  10.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                  (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided, that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (provided, that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation); and

                  (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.

                  10.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

                  (a) the sale or other disposition of (i) obsolete or worn out property in the ordinary course of business or (ii) other property with a fair market value not in excess of $500,000 in any year; provided, that the Net Proceeds of each such transaction are applied to the prepayment of the Loans as provided in Section 6.5(c);

                  (b) the sale of inventory in the ordinary course of business;

                  (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

                  (d) as permitted by Section 10.5(b).

                  10.7 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary; provided, that the Borrower shall be permitted to make dividends in connection with a Permitted Acquisition in accordance with the terms disclosed to the Administrative Agent and the Lenders on the related Acquisition Abstract so long as no Event of Default has occurred and is continuing prior to such dividend and after giving effect thereto.

                  10.8 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any of the fiscal years of the Borrower set forth below, the amount set forth opposite such fiscal year below:


                    ----------------------------------
                      Fiscal Year          Amount
                    ----------------------------------
                         1999             3,000,000
                    ----------------------------------
                         2000             4,000,000
                    ----------------------------------
                         2001             4,000,000
                    ----------------------------------
                         2002             4,000,000
                    ----------------------------------
                         2003             4,000,000
                    ----------------------------------
                         2004             4,000,000
                    ----------------------------------
                         2005             4,000,000
                    ----------------------------------

                  10.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

                  (a) extensions of trade credit in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) Permitted Acquisitions; and

                  (d) investments by the Borrower in Guarantors and investments by such Guarantors in the Borrower and in other Guarantors.

                  10.10 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment on or redemption or purchase of any Indebtedness (other than the Loans), (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness or any Acquisition Documents (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), or (c) amend, modify or change the terms of, consent or otherwise agree to any amendment, modification or change to the terms of, or waive or otherwise relinquish any rights or causes of action under or arising out of any Landlord Estoppel Agreement.

                  10.11 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such

Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                  10.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

                  10.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than the Saturday closest to June 30.

                  10.14 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than (a) this Agreement and (b) any industrial revenue bonds, purchase money mortgages or Financing Leases from time to time permitted under this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

                  10.15 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are primarily engaged on the date of this Agreement or which are directly related thereto or natural and logical extensions thereof.

                  10.16 Governing Documents. Amend its certificate of incorporation (except to increase the number of authorized shares of common stock), partnership agreement or other Governing Documents, without the prior written consent of the Required Lenders, which shall not be unreasonably withheld or delayed.

                  10.17 Limitation on Subsidiary Formation. Form any Subsidiaries unless, immediately upon the formation of such Subsidiary, all requirements of Section 9.10 shall have been satisfied.

                  10.18 Limitation on Management Fees. The Borrower shall not pay to any Affiliate any management fee or similar fee.

                  SECTION 11. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder or under the other Loan

         Documents or the Fee Letter, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 9.7(a),
         Section 9.13, Section 10, Section 5 of the Pledge Agreement, and
         Section 5 of the Security Agreement; or

                  (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

                  (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is at least $250,000; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

                  (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, involve an aggregate amount in excess of $100,000; or

                  (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                  (j) Any Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

                  (k) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (A) shall have acquired beneficial ownership of 25% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of the Borrower on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Lender, the L/C Participants and the Lenders, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing

Lender and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account.

                  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                  SECTION 12. THE ADMINISTRATIVE AGENT

                  12.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

                  12.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                  12.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                  12.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any other Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  12.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan

Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any other Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  12.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Credit Exposure Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

                  12.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and the other Loan Parties as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

                  12.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower which consent shall not be unreasonably withheld, unless an Event of Default shall have occurred and be continuing in which case such consent provisions shall not apply, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  SECTION 13. MISCELLANEOUS

                  13.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 13.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Commitments, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this
Section 13.1 or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or a material portion of the Collateral or release all or a material portion of the Guarantors from their obligations under the Guarantees, in each case without the written consent of each of the Lenders, or (iii) amend, modify or waive any provision of Section 12 without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Agents shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  13.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in Schedule 1 or in an Assignment and Acceptance in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

         The Borrower:                  Denali Incorporated
                                        1360 Post Oak Boulevard
                                        Suite 2250
                                        Houston, Texas  77056-3023
                                        Attention:  R. Kevin Andrews
                                        Fax:  713-627-0937
                                        Telephone:  713-627-0933

         The Administrative Agent:      Canadian Imperial Bank of Commerce
                                        425 Lexington Avenue
                                        New York, New York  10017
                                        Attention:  Agency Services
                                        Fax:  212-856-3763
                                        Telephone:  212-856-3704

provided that any notice, request or demand to or upon any Agent or the Lenders pursuant to Section 2.3, 3.3, 3.5, 4.3, 4.5, 6.2, 6.4 or 6.8(b) shall not be effective until received.

                  13.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  13.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  13.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Agents for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agents harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, any Acquisition Documents, any Permitted Acquisition, or the use of the proceeds of the Loans in connection with any Permitted Acquisition and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Agent or any such Lender. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

                  13.6 Successors and Assigns; Participations and Assignments.
(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Any Lender may, in the ordinary course of its commercial banking, commercial lending or investing business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 13.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 6.10, 6.11, and 6.12 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 6.11, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender may, in the ordinary course of its commercial banking, commercial lending or investing business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Administrative Agent and the Issuing Lender (which in each case shall not be unreasonably withheld), to an additional bank, financial institution or fund that invests in syndicated bank loans (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit P, with appropriate completions (an "Assignment and Acceptance"), executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent and the Issuing Lender) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, that in the case of any such assignment to an additional bank or financial institution, the sum of the aggregate principal amount of the Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the unused Revolving Credit Commitment being assigned are not less than $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this Section, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 11(f) shall have occurred and be continuing.

                  (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in Section 13.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent and the Issuing Lender) together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower.

                  (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of Section 13.15, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

                  (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                  13.7 Adjustments; Set-off. (a) If any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each

Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

                  13.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and each Agent.

                  13.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by either Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  13.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  13.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 13.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  13.13 Acknowledgments. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) none of the Agents nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Borrower and the other Loan Parties, on one hand, and Agents and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

                  13.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  13.15 Confidentiality. Each Lender agrees to keep confidential all non-public information provided to it by the Borrower pursuant to this Agreement that is designated by the

Borrower in writing as confidential; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to either Agent or any other Lender, (ii) to any Transferee which receives such information having been made aware of the confidential nature thereof, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any examiner or other Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

                  13.16 Documentation Agent. The Documentation Agent shall have no duties or obligations under this Agreement.


                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       DENALI INCORPORATED


                                       By:      /s/ R. KEVIN ANDREWS
                                          -----------------------------
                                            Name:  R. Kevin Andrews
                                            Title: CFO/Treasurer


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Administrative Agent


                                       By:      /s/ MICHAEL P. DAVEN
                                          -----------------------------
                                            Name:  Michael P. Daven
                                            Title: As Agent


                                       ING (U.S.) CAPITAL LLC
                                         as Documentation Agent and as a Lender


                                       By:      /s/ ROBERT L. FELLOWS
                                          -----------------------------
                                            Name:  Robert L. Fellows
                                            Title: Vice President


                                       CIBC INC.,
                                         as Lender


                                       By:      /s/ MICHAEL P. DAVEN
                                          -----------------------------
                                            Name:  Michael P. Daven
                                            Title: As Agent

                                       KEY CORPORATE CAPITAL INC.
                                         as a Lender


                                       By:      /s/ MICHAEL D. CARROLL
                                          -----------------------------------
                                            Name:  Michael D. Carroll
                                            Title: Vice President


                                       BANK OF OKLAHOMA N.A.
                                         as a Lender


                                       By:      /s/ PAMELA BEEN
                                          -----------------------------------
                                            Name:  Pamela Been
                                            Title: Commercial Banking Officer

                                                                     EXHIBIT A-1



                                FORM OF TERM NOTE


$_________________                                            New York, New York
                                                              January 12, 1999


                  FOR VALUE RECEIVED, the undersigned DENALI INCORPORATED, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ________________________________ (the "Lender"), at the office of
Canadian Imperial Bank of Commerce located at 425 Lexington Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ___________________________ ($______________). The principal amount of this Term Note shall be payable in installments in amounts equal to the Lender's Term Loan Commitment Percentage of the amounts set forth on Schedule 2.2 to the Credit Agreement. Such installments shall be payable on the dates set forth on Schedule 2.2 to the Credit Agreement.

                  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum and on the dates as provided in Section 6.1 of the Credit Agreement referred to below, until paid in full (both before and after judgment).

                  The holder of this Term Note is authorized to, and so long as it holds this Term Note shall, record the date, Type and amount of each Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement, each Continuation thereof and each Conversion of all or a portion thereof to another Type pursuant to Section 6.2 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Term Note or under the Credit Agreement.

                  This Term Note is one of the Term Notes referred to in the Credit Agreement, dated as of January 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time parties thereto (the "Lenders") Canadian Imperial Bank of Commerce, as administrative agent for the

Lenders thereunder, and ING (U.S.) Capital LLC, as documentation agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  The Borrower expressly waives diligence, presentment, protest, demand and other notices of any kind.

                  This Term Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                            DENALI INCORPORATED

                                            By
                                              -------------------------
                                              Name:
                                              Title:

                                                                   SCHEDULE A to
                                                                       Term Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF BASE RATE LOANS

                                                       Amount of
                                Amount of              Base Rate
                                Eurodollar             Loans                                          Unpaid
               Amount           Loans                  Converted                                      Principal
               of Base          Converted              into                     Amount of             Balance of
               Rate             into Base              Eurodollar               Principal             Base Rate         Notation
 Date          Loan             Rate Loans             Loans                    Repaid                Loans             Made by
------         -------          ----------             ----------               ---------             ----------        ---------

------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------


------         -------          ----------             ----------               ---------             ----------        ---------

                                                                   SCHEDULE B to
                                                                       Term Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF EURODOLLAR LOANS

         Amount
         of
         Euro-                                                     Amount of
         dollar          Amount of              Interest           Eurodollar
         Loan            Base Rate              Period and         Loans                              Unpaid
         (and            Loans                  Eurodollar         Converted           Amount         Principal
         Contin-         Converted              Rate with          into Base           of Prin-       Balance of
         uations         into Euro-             Respect            Rate                cipal          Eurodollar       Notation
Date     Thereof)        dollar Loans           Thereto            Loans               Repaid         Loans            Made by
------   --------        ------------           ---------          ---------           -------        -----------      ---------
------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

------   --------        ------------           ---------          ---------           -------        -----------      ---------

                                                                     EXHIBIT A-2



                            FORM OF ACQUISITION NOTE


$_________________                                            New York, New York
                                                              January 12, 1999


                  FOR VALUE RECEIVED, the undersigned DENALI INCORPORATED, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of __________________________________ (the "Lender"), at the office of
Canadian Imperial Bank of Commerce located at 425 Lexington Avenue, New York, New York 10017 in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _______________________________ DOLLARS ($___________) and (b) the aggregate unpaid principal amount of all Acquisition Loans made by the Lender to the undersigned pursuant to Section 3.1 of the Credit Agreement referred to below. Such installments shall be payable on the dates and in the amounts set forth on
Schedule 3.2 to the Credit Agreement.

                  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum and on the dates as provided in Section 6.1 of the Credit Agreement referred to below, until paid in full (both before and after judgment).

                  The holder of this Acquisition Note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Acquisition Loan made by the Lender pursuant to Section 3.1 of the Credit Agreement, each Continuation thereof and each Conversion of all or a portion thereof to another Type pursuant to Section 6.2 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Acquisition Note or under the Credit Agreement.

                  This Acquisition Note is one of the Acquisition Notes referred to in the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time parties thereto (the "Lenders") Canadian Imperial Bank of Commerce, as administrative agent for the Lenders thereunder, and ING (U.S.) Capital LLC, as documentation agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  The Borrower expressly waives diligence, presentment, protest, demand and other notices of any kind.

                  This Acquisition Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                           DENALI INCORPORATED

                                           By
                                             -------------------------
                                             Name:
                                             Title:

                                                                   SCHEDULE A to
                                                                Acquisition Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF BASE RATE LOANS

                                                       Amount of
                                Amount of              Base Rate
                                Eurodollar             Loans                                          Unpaid
               Amount           Loans                  Converted                                      Principal
               of Base          Converted              into                     Amount of             Balance of
               Rate             into Base              Eurodollar               Principal             Base Rate       Notation
Date           Loan             Rate Loans             Loans                    Repaid                Loans           Made by
--------       -------          ----------             ----------               ---------             ----------      ---------
--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

--------       -------          ----------             ----------               ---------             ----------      ---------

                                                                   SCHEDULE B to
                                                                Acquisition Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF EURODOLLAR LOANS

         Amount
         of
         Euro-                                                     Amount of
         dollar          Amount of              Interest           Eurodollar
         Loan            Base Rate              Period and         Loans                              Unpaid
         (and            Loans                  Eurodollar         Converted           Amount         Principal
         Contin-         Converted              Rate with          into Base           of Prin-       Balance of
         uations         into Euro-             Respect            Rate                cipal          Euro-dollar      Notation
Date     Thereof)        dollar Loans           Thereto            Loans               Repaid         Loans            Made by
----     --------        ------------           ---------          ---------           -------        -----------      -----------
----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

----     --------        ------------           ---------          ---------           -------        -----------      -----------

                                                                     EXHIBIT A-3




                          FORM OF REVOLVING CREDIT NOTE


$_______________                                         New York, New York
                                                         January 12, 1999


                  FOR VALUE RECEIVED, the undersigned DENALI INCORPORATED, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on the Revolving Credit Termination Date to the order of _______________________________ (the "Lender"), at the office of Canadian
Imperial Bank of Commerce located at 425 Lexington Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _____________________________________ DOLLARS ($_____________) and (b) the
aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the undersigned pursuant to Section 4.1 of the Credit Agreement referred to below.

                  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum and on the dates as provided in Section 4.1 of the Credit Agreement referred to below, until paid in full (both before and after judgment).

                  The holder of this Revolving Credit Note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to Section 4.1 of the Credit Agreement, each Continuation thereof and each Conversion of all or a portion thereof to another Type pursuant to Section 6.2 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Revolving Credit Note or under the Credit Agreement.

                  This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders thereunder, and ING (U.S.) Capital LLC, as documentation agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  The Borrower expressly waives diligence, presentment, protest, demand and other notices of any kind.

                  This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                      DENALI INCORPORATED

                                      By
                                        ------------------------
                                        Name:
                                        Title:

                                                                   SCHEDULE A to
                                                           Revolving Credit Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF BASE RATE LOANS

                                                       Amount of
                                Amount of              Base Rate
                                Eurodollar             Loans                                          Unpaid
               Amount           Loans                  Converted                                      Principal
               of Base          Converted              into                     Amount of             Balance of
               Rate             into Base              Eurodollar               Principal             Base Rate      Notation
Date           Loan             Rate Loans             Loans                    Repaid                Loans          Made by
----           -------          ----------             ----------               ---------             ----------     ----------
----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

----           -------          ----------             ----------               ---------             ----------     ----------

                                                                   SCHEDULE B to
                                                           Revolving Credit Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF EURODOLLAR LOANS

         Amount
         of
         Euro-                                                     Amount of
         dollar          Amount of              Interest           Eurodollar
         Loan            Base Rate              Period and         Loans                              Unpaid
         (and            Loans                  Eurodollar         Converted           Amount         Principal
         Contin-         Converted              Rate with          into Base           of Prin-       Balance of
         uations         into Euro-             Respect            Rate                cipal          Euro-dollar     Notation
Date     Thereof)        dollar Loans           Thereto            Loans               Repaid         Loans           Made by
----     --------        ------------           ---------          ---------           -------        -----------     -----------
----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

----     --------        ------------           ---------          ---------           -------        -----------     -----------

                                                                       EXHIBIT B


                          FORM OF ACQUISITION ABSTRACT


                                     [date]


Canadian Imperial Bank of Commerce, as Administrative Agent
  for the financial institutions party to the
  Credit Agreement referred to below
425 Lexinton Avenue
New York, New York  10017

Attention:  Mr. Michael Daven

Ladies and Gentlemen:

         The undersigned refers to the Credit Agreement dated as of January 12, 1999 (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement", the defined terms of which are used herein unless otherwise defined herein), among Denali Incorporated (the "Borrower"), the financial institutions party thereto (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders ("Administrative Agent") and ING (U.S.) Capital LLC, as documentation agent.

         The Borrower intends to make a Permitted Acquisition (the "Proposed Acquisition"), and in connection therewith hereby certifies the following to the Administrative Agent and the Lenders:

         1. Attached hereto as Exhibit A is a summary of the proposed Permitted Acquisition, including a description of the business operations and assets to be acquired, the rationale for the acquisition, strategic reasons for the acquisition and the consideration to be paid (including assumed indebtedness, stock, earn-outs, liabilities and subordinated debt proposed to be issued in connection therewith), and such summary fairly presents the contemplated transaction.

         2. Attached hereto as Exhibit B are historical financial statements regarding the Acquired Business covering the period of the most recently completed twelve calendar months of the Borrower, the Borrower's proposed adjustments to the historical financial statements reflecting nonrecurring expenses and income, and historical proforma financial statements for the operations to be acquired in the proposed Permitted Acquisition giving effect to such adjustments.

         3. Attached hereto as Exhibit C are consolidated historical proforma financial statements for the Borrower for the most recently completed twelve calendar months of the Borrower giving effect to the proposed Permitted Acquisition as set forth in the historical proforma financial statements described in paragraph 2 above.

         4. Attached hereto as Exhibit D is a completed Borrowing Base Certificate and certificate of a Responsible Officer of the Borrower, demonstrating the Borrower's compliance with the covenants contained in Section
10.1 and the requirements of the definition of "Permitted Acquisition" of the Credit Agreement on a proforma basis after giving effect to the proposed Permitted Acquisition in accordance with the consolidated historical proforma financial statements described in paragraph 3 above.

         5. The following sets forth the information to demonstrate compliance with the requirements of the definition of "Permitted Acquisition" in connection with the proposed Permitted Acquisition:

                  (a) the Senior Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is ______ to 1.00 for such period [not to be greater than
         3.50 to 1.00]; and

                  (b) the Leverage Ratio , as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is ________ to 1.00 for such period [not to be greater than 4.00 to 1.00].

         The Borrower represents and warrants that it has conducted appropriate and customary environmental, legal, accounting and other diligence in connection with the proposed acquisition and there are no contingent liabilities, including environmental liabilities, litigation liabilities, and assumed contractual liabilities, associated with the Proposed Acquisition that could reasonably be expected to have a Material Adverse Effect.

         [the Borrower hereby requests approval as required by the definition of "Permitted Acquisitions" of the Credit Agreement.]

         [The Borrower hereby further requests the following waivers and consents in connection with the Proposed Acquisition.]

                                       Very truly yours,

                                       DENALI INCORPORATED



                                       By:
                                          --------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT C

                     FORM OF ASSIGNMENT OF RIGHTS AGREEMENT

                  ASSIGNMENT OF RIGHTS AGREEMENT, dated as of ____________, 199_ (the "Assignment"), made by DENALI INCORPORATED, a Delaware corporation (the "Borrower"), [NAME OF ACQUISITION AFFILIATE] (the "Acquisition Party"; together with the Borrower, each a "Grantor"; collectively the "Grantors"), and [NAME OF ACQUISITION COUNTERPARTY] (the "Counterparty"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") parties to the Credit Agreement referred to below.

                                    RECITALS

                  Pursuant to the Credit Agreement, dated as of January 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, Canadian Imperial Bank of Commerce, as Issuing Lender under letters of credit (the "Issuing Lender"), the Administrative Agent and ING (U.S.) Capital LLC, as Documentation Agent, the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the notes issued by the Borrower thereunder; such notes to be secured, inter alia by a pledge of collateral of the Borrower and its subsidiaries pursuant to a Security Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"). In connection with the [merger/acquisition between the Borrower and the Counterparty, which is intended to constitute a permitted transaction under the Credit Agreement, the Grantors have entered into that certain [Acquisition Document] dated as of _________ __, 199_ (the "Acquisition Agreement") and the other agreements, instruments and documents listed on Annex A hereto (collectively with the Acquisition Agreement, the "Acquisition Documents"). Pursuant to the Security Agreement, each Grantor shall grant a security interest in all of its right, title and interest in and to the Acquisition Documents to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender. It is a requirement under the Credit Agreement that the Grantors and the Counterparty execute and deliver this Assignment to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.

                  NOW, THEREFORE, the Grantors and the Counterparty each hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, as follows:

                  1. Agreements and Consents of the Counterparty. The Counterparty hereby:

                  (a) consents to the granting of the security interest in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, in the Acquisition Documents and all of each Grantor's rights thereunder under and pursuant to the Security Agreement;

                  (b) consents to the exercise of remedies by the Administrative Agent as provided in the Security Agreement against any of the Acquisition Documents or any rights thereunder constituting collateral, including, without limitation, the enforcement by the Administrative Agent of any rights of each Grantor under the Acquisition Documents and the sale or assignment by the Administrative Agent of each Grantor's rights under the Acquisition Documents upon a foreclosure under the Security Agreement; and

                  (c) agrees to accept the Administrative Agent's performance in substitution for that of any Grantor in connection with any cure by the Administrative Agent of a default by any Grantor under the Acquisition Documents.

                  2. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed, addressed to such Person (as defined in the Credit Agreement) at the address set forth under its signature below.

                  3. Severability. Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  4. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Assignment may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor, the Administrative Agent and the Seller, provided that any provision of this Assignment may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent. This Assignment shall be binding upon the successors and assigns of the Grantor and the Seller and shall inure to the benefit of the Administrative Agent, the Lenders and the Issuing Lender and their respective successors and assigns. This Assignment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]


                  IN WITNESS WHEREOF, each Grantor and the Counterparty has caused this Assignment of Rights Agreement to be duly executed and delivered as of the date first above written.

                                        DENALI INCORPORATED

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:
                                        [NAME OF ACQUISITION AFFILIATE]

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


ACKNOWLEDGED AND CONSENTED TO:

[COUNTERPARTY NAME]

By:
   ---------------------------------
     Name:
     Title:

                                                                       EXHIBIT D

                           BORROWING BASE CERTIFICATE
                          AS OF ______________________

Pursuant to Section 8.3(e) of the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DENALI INCORPORATED (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), ING (U.S.) CAPITAL LLC, as Documentation Agent, and CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent (in such capacity the "Administrative Agent"), the undersigned officer hereby certifies on behalf of the Borrower to the Agent and the Lenders, as follows:

1.       The Borrowing Base (as defined in the Credit Agreement)
         as of _______________________ was:                        $
         calculated as follows:                                     -----------
                                                                    -----------

Accounts Receivable                Date:                  For Month
                                        --------------    Ending:
                                                                 --------------

Total Outstanding Accounts                                 $
                                                           ---------------------

Less: Ineligibles

     (a) Unenforceable Obligation                          $
                                                           ---------------------
     (b) Undocumented                                      $
                                                           ---------------------
     (c) Legally Restricted                                $
                                                           ---------------------
     (d) Past Due Receivables *                            $
                                                           ---------------------
     (e) Customer / Vendor                                 $
                                                           ---------------------
     (f) 50% Rule                                          $
                                                           ---------------------
     (g) Bill and Hold                                     $
                                                           ---------------------
     (h) Affiliated                                        $
                                                           ---------------------
     (i) Foreign Account                                   $
                                                           ---------------------
     (j) Federal Government Account                        $
                                                           ---------------------
     (k) Non-U.S. Dollars                                  $
                                                           ---------------------
     (l) Non-First Priority                                $
                                                           ---------------------
     (m) Non-Conforming                                    $
                                                           ---------------------
     (n) Insolvent Obligors                                $
                                                           ---------------------
     (o) Other ___________________                         $
                                                           ---------------------
                                                           $
                                                           ---------------------

Net Eligible Accounts:                                     $
                                                           ---------------------

multiplied by Rate of Advance - 85%                        $
                                                           ---------------------

* All Past Due Receivables that have been outstanding and unpaid for 90 days or more from the date of invoice are listed on Schedule 1 attached hereto.

INVENTORY                                              Date
                                                                       -------------------------

Inventory                                                              $
                                                                       -------------------------

Less: Ineligibles

     (a) Not Owned Free and Clear                                      $
                                                                       -------------------------
     (b) Non-First Priority                                            $
                                                                       -------------------------
     (c) Work-In-Process                                               $
                                                                       -------------------------
     (d) Damaged                                                       $
                                                                       -------------------------
     (e) Federal Government Contract                                   $
                                                                       -------------------------
     (f) Obsolete/Slow Moving                                          $
                                                                       -------------------------
     (g) Non-Conforming                                                $
                                                                       -------------------------
     (h) Negotiable Document not in possession
                                                                       $
                                                                       -------------------------
     (i) in transit                                                    $
                                                                       -------------------------
     (j) Other ________________________                                $
                                                                       -------------------------

Net Eligible Accounts:                                                 $
                                                                       -------------------------

multiplied by Rate of Advance - 50%                                    $
                                                                       -------------------------

2. I hereby certify that the information shown above has been calculated in accordance with the applicable provisions of the Credit Agreement, and this Certificate is complete and correct to the best of my knowledge and belief.

3. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with such defined meanings.

Date:                                   DENALI INCORPORATED

                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE 1
                          Receivables Over 90 Days Old

Account                                   Days Outstanding and Unpaid
-------                                   ---------------------------

                                                                       EXHIBIT E

                    FORM OF NOTICE OF CONVERSION/CONTINUATION



Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, NY  10017

Attention:  Laurie Lapine

Re:  Denali Incorporated

Ladies and Gentlemen:

                  This Notice of Conversion/Continuation is delivered to you pursuant to Section 6.2 of the Credit Agreement, dated as of January 12, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement") among DENALI INCORPORATED, a Delaware corporation (the "Borrower"), certain financial institutions identified therein (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent (the "Administrative Agent") and ING (U.S.) CAPITAL LLC, as documentation agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                  The Borrower hereby requests that on [__________]1 (the "Conversion/Continuation Date"), 1. $[__________] of the presently outstanding principal amount of the Loans originally made on [---------------],

                  2. and all presently being maintained as [Base Rate Loans] [Eurodollar Rate Loans],

                  3. be [converted into] [continued as],

                  4. [Eurodollar Rate Loans having an Interest Period of [one/two/three/six months] [Base Rate Loans].


----------
(1) Shall be a Business Day at least one Business Day prior to the date hereof in the case of a conversion into/continuation of Base Rate Loans and three Business Days prior to the date hereof in the case of a conversion into/continuation of Eurodollar Loans, in each case to the extent this Notice of Conversion/ Continuation is delivered to the Administrative Agent prior to 12:00 noon (New York time) on such initial Business Day.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, both before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the foregoing [conversion] [continuation] complies with the terms and conditions of the Credit Agreement (including, without limitation, Section 6.2 of the Credit Agreement);

                  (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].


                  DENALI INCORPORATED

                  By:
                     -----------------------
                      Name:
                      Title:

                                                                       Exhibit F



                               FORM OF GUARANTEE

                  GUARANTEE, dated as of January 12, 1999, made by each of the entities that are signatories hereto (the "Guarantors"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the Credit Agreement referred to below.

                                    RECITALS

                  Pursuant to the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Denali Incorporated (the "Borrower"), the Lenders, the Administrative Agent and ING (U.S.) Capital LLC, as documentation agent (the "Documentation Agent"), the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrower thereunder. The Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor. The proceeds of the extensions of credit will be used in part to enable the Borrower to make advances to each Guarantor in connection with the operation of its business. The Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit. It is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower, and of the Issuing Lender to issue its letters of credit, under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower, and the Issuing Lender to issue its letters of credit under the Credit Agreement, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee. (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

         (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

         (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender or the Issuing Lender hereunder.

         (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

         (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender or the Issuing Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

         3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders and the Issuing Lender, and each Guarantor shall remain liable to the Administrative Agent and the Lenders and the Issuing Lender for the full amount guaranteed by such Guarantor hereunder.

         4. Right of Set-off. Upon the occurrence of any Event of Default, each Guarantor hereby irrevocably authorizes each Lender and the Issuing Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or the Issuing Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender or the Issuing Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender or the Issuing Lender hereunder and claims of every nature and description of such Lender or the Issuing Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Loan Documents or otherwise, as such Lender or the Issuing Lender may elect, whether or not the Administrative Agent or any Lender or the Issuing Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender and the Issuing Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender or the Issuing Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender and the Issuing Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender or the Issuing Lender may have.

         5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender or the Issuing Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender or the Issuing Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender or the Issuing Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders and the Issuing Lender by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders and the Issuing Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent and the Lenders and the Issuing Lender may determine.

         6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender or the Issuing Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender or the Issuing Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender or the Issuing Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender nor the Issuing Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent or any Lender or the Issuing Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender or the Issuing Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender or the Issuing Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender or the Issuing Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders and the Issuing Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender or the Issuing Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender or the Issuing Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender and the Issuing Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender or the Issuing Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders and the Issuing Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders and the Issuing Lender, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

         8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender or the Issuing Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent specified in Section 13.2 of the Credit Agreement.

         10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

         (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

         (b) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Loan Documents to which is a party, and has taken all necessary corporate or constituent action to authorize its execution, delivery and performance of this Guarantee and the other Loan Documents to which is a party;

         (c) this Guarantee and each of the other Loan Documents to which such Guarantor is a party has been duly executed and delivered on behalf of such Guarantor, and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

         (d) the execution, delivery and performance of this Guarantee and the other Loan Documents to which such Guarantor is a party will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor (other than Liens created by the Security Documents in favor of the Administrative Agent);

         (e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or the other Loan Documents to which such Guarantor is a party;

         (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or any other Loan Document to which such Guarantor is a party or any of the transactions contemplated hereby, or (ii) which could have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor;

         (g) it has good record and marketable or indefeasible title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien of any nature whatsoever except as are permitted by Section 10.3 of the Credit Agreement;

         (h) it has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Guarantor); no tax Lien has been filed, and, to the knowledge of such Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge.

         Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by the Borrower, and the date of each issuance of a Letter of Credit, under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         11. Covenants. Each Guarantor hereby covenants and agrees with the Administrative Agent and each Lender and the Issuing Lender that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated, pursuant to Section 9.10 of the Credit Agreement, if the Borrower or any Guarantor shall at any time acquire any shares of Capital Stock of any subsidiary which is not a Guarantor hereunder, the Borrower, the Guarantors and such new subsidiary shall promptly deliver to the Administrative Agent a supplement to this Guarantee, substantially in the form of Exhibit A to this Guarantee, duly completed.

         12. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders and the Issuing Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for the Lenders and the Issuing Lender with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         13. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender, the Issuing Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand, or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         (a) if to the Administrative Agent or any Lender or the Issuing Lender, at its address or transmission number for notices provided in Section 13.2 of the Credit Agreement; and

         (b) if to any Guarantor, at its address or transmission number as follows:

                           1360 Post Oak Boulevard
                           Suite 2250
                           Houston, Texas  77056-3023
                           Telephone:  (713) 627-0933
                           Facsimile:  (713) 627-0937
                           Attention:  R. Kevin Andrews

         The Administrative Agent, each Lender, the Issuing Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

         14. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Administrative Agent.

         15. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender or the Issuing Lender relative to the subject matter hereof not reflected herein.

         17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders and the Issuing Lender in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

         (b) Neither the Administrative Agent nor any Lender nor the Issuing Lender shall by any act (except by a written instrument pursuant to Section 19(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender or the Issuing Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender or the Issuing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender or the Issuing Lender would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         18. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

         20. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         21. Submission To Jurisdiction; Waivers. Each of the Guarantors hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant hereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.


         22. Acknowledgments. Each Guarantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;

         (b) neither the Administrative Agent nor any Lender nor the Issuing Lender has any fiduciary relationship with or duty to such Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents to which it is a party, and the relationship between such Guarantor, the Borrower and the other Loan Parties, on one hand, and Administrative Agent and Lenders and the Issuing Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and the Issuing Lender or among such Guarantor, the Borrower, any of the other Loan Parties and the Lenders and the Issuing Lender.

         23. WAIVERS OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                CONTAINMENT SOLUTIONS SERVICES, INC.

                                INSTRUMENTATION SOLUTIONS, INC.,

                                DENALI MANAGEMENT INC.,

                                DENALI HOLDINGS MANAGEMENT, L.L.C., and

                                DENALI OPERATING MANAGEMENT, LTD.

                                         By:  DENALI HOLDINGS MANAGEMENT, L.L.C.
                                                its general partner

                                By:
                                   ------------------------------------
                                  Name:
                                  Title:


                                CONTAINMENT SOLUTIONS, INC.,

                                SPECIALTY SOLUTIONS, INC.,

                                ERSHIGS, INC.,

                                SEFCO, INC.,

                                FIBERCAST COMPANY,

                                PLASTI-FAB, INC.,

                                By:
                                   ------------------------------------
                                  Name:
                                  Title:

                                                          EXHIBIT A To Guarantee


                              ADDENDUM TO GUARANTEE



                  The undersigned, ______________________, a _______
[corporation][limited liability company][partnership], (a "New Guarantor"):

                                    (i) agrees to all of the provisions of the
                           Guarantee, dated as of January 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Guarantee"), made by signatories thereto as Guarantors (collectively, the "Guarantors"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the lenders and Canadian Imperial Bank of Commerce, as issuing lender (in such capacity, the "Issuing Lender"), pursuant to the Credit Agreement, dated as of December ___, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Denali Incorporated, as Borrower, the lenders from time to time party thereto, the Administrative Agent and ING (U.S.) Capital LLC as documentation agent; and

                                    (ii) effective on the date hereof becomes a
                           party to the Guarantee, as a Guarantor, with the same effect as if the undersigned were an original signatory to the Guarantee (with the representations and warranties contained therein being deemed to be made by the New Guarantor on and as of the date hereof).

                  Terms defined in the Guarantee and the Credit Agreement shall have such defined meanings when used herein.

                  By its acceptance hereof, each undersigned existing Guarantor hereby ratifies and confirms its obligations under the Guarantee, as supplemented hereby.

                                             [NAME OF NEW GUARANTOR]


                                             By:
                                                ---------------------------
                                                 Name:
                                                 Title:

Date:


ACCEPTED AND AGREED:

CONTAINMENT SOLUTIONS, INC.,

CONTAINMENT SOLUTIONS SERVICES, INC.

INSTRUMENTATION SOLUTIONS, INC.,

DENALI MANAGEMENT INC.,

SPECIALTY SOLUTIONS, INC.,

ERSHIGS, INC.,

SEFCO, INC.,

FIBERCAST COMPANY,

PLASTI-FAB, INC.

DENALI HOLDINGS MANAGEMENT, L.L.C., and

DENALI OPERATING MANAGEMENT, LTD.

By:  DENALI HOLDINGS MANAGEMENT, L.L.C.
         its general partner

By:
   ---------------------------------------------------------
   Name:
   Title:


CONSENTED TO:

CANADIAN IMPERIAL BANK OF
   COMMERCE, as Administrative Agent


By:
   -------------------------------------
     Name:
     Title:

                                                                       EXHIBIT G

                           LANDLORD ESTOPPEL AGREEMENT

Canadian Imperial Bank of Commerce
425 Lexington Avenue
3rd Floor
New York, New York 10017
Attention:  Michael Daven

                  Re: Credit Agreement (the "Credit Agreement") among CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent"), the lenders a party thereto, ING (U.S.) Capital LLC, as documentation agent, and DENALI INCORPORATED.

                  As the present owner and holder of the landlord's interest under the lease described in Exhibit A between the undersigned (the "Landlord") and ________________________ (the "Tenant") (as amended, supplemented or otherwise modified from time to time, the ("Lease"), the Landlord hereby represents and warrants to the Administrative Agent that on and as of the date hereof:

                           (i) the Lease is in full force and effect and has not, except as specifically stated in Exhibit A, been modified, amended or changed in any manner whatsoever, and constitutes the entire agreement between the Landlord and the Tenant, and the present tenant under the Lease is the Tenant;

                           (ii) the expiration date of the Lease, and any options to renew or extend the term of the Lease, are specified on Exhibit A; except as specified on Exhibit A, no conditions (other than the absence of Lease defaults and the delivery of a notice from Tenant to Landlord) apply to the exercise of such options which have not been satisfied;

                           (iii) the Tenant under the Lease is not in default under any of the terms, covenants or conditions of the Lease on the part of the Tenant to be observed or performed, all rents, additional rents and other sums due and payable by Tenant under the Lease have been paid in full, and to the best of Landlord's knowledge, no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default by the Tenant under the Lease;

                           (iv) the monthly rental under the Lease is $______________; and

                           (v) neither the Landlord nor, to the best of the Landlord's knowledge, the Tenant has commenced any action or has given or received any notice for the purpose of terminating the Lease.

         The Landlord hereby consents to the assignment or mortgaging of the Lease and the encumbrance of the Tenant's fixtures and equipment as security for the Loan. The Landlord agrees that it shall not unreasonably withhold its consent to any assignment of the Lease by the Administrative Agent after exercise of the Administrative Agent's rights under any assignment or mortgage thereof. The Landlord hereby subordinates to the lien of the Administrative Agent any interest which the Landlord may now or hereafter have in and to the Tenant's trade fixtures and equipment. The Landlord agrees not to amend the Lease without the Administrative Agent's prior written consent.

         The Landlord hereby agrees to send to the Administrative Agent notice of the occurrence of any defaults under the Lease, and to permit the Administrative Agent to cure any such default within the greater of (i) such time as Tenant is permitted to cure under the Lease or (ii) ten (10) business days after receipt by the Administrative Agent of such notice, although the Administrative Agent shall not be under any obligation to do so. In the event any default occurs which is not susceptible of cure or any other event occurs and such occurrence results in the termination of the Lease, the Landlord agrees to enter into a new lease with the Administrative Agent for the unexpired term of the canceled Lease on substantially the same terms.

         Landlord agrees that if Borrower defaults on its obligations to the Administrative Agent and, as a result, Administrative Agent undertakes to enforce its rights in the assets of the Borrower pledged to secure the Loan (the "Collateral"), the undersigned will cooperate with Administrative Agent in its efforts to assemble all of the Collateral located on the premises, will permit Administrative Agent (i) to remain on the Premises for 60 days after Administrative Agent notifies the undersigned of such default, or (ii) at Administrative Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed 60 days after Administrative Agent notifies the undersigned of such default, provided that, in each such case, Administrative Agent pays the rental payments due under the Lease on an unaccelerated basis for the period of time Administrative Agent uses the Premises, and will not hinder Administrative Agent's actions in enforcing its liens on and security interests in the Collateral.

                  In the event of any conflict between this Landlord Estoppel Agreement (this "Agreement") and the Lease, the terms of this Agreement shall control. This Agreement shall be binding upon and inure to the benefit of our respective successors and assigns.

                                         Very truly yours,



                                         Landlord:
                                                  ------------------------------


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                  Date:
                                                       -------------------------

                                  EXHIBIT A TO
                           LANDLORD ESTOPPEL AGREEMENT

1.  Tenant:  _____________________________

2. Expiration Date/Options to Renew: [Describe same; specify any conditions to renewal options and whether any have been exercised by Tenant]

3.  Lease:

                  Lease, dated ____________, between ________________, the
                  Landlord, and _________________, the Tenant, covering the leasehold estate in the premises known as [insert address] located in _____________ County, as more fully described in Annex I attached hereto and made a part hereof.

4.  Amendments and modifications to Lease, if any:  [Add description]

                                                                         Annex I

                             Description of Premises

                                                                       EXHIBIT H

                           FORM OF LEASEHOLD MORTGAGE
                      Refer to Exhibit I- Form of Mortgage

                                                                       EXHIBIT I
FOR RECORDER'S USE ONLY:
RECORDING REQUESTED BY:
AND WHEN RECORDED, MAIL TO:
Phillip A. Wertz, Esq.
Cadwalader, Wickersham & Taft
227 West Trade Street, Suite 2400
Charlotte, North Carolina 28202

--------------------------------------------------------------------------------

                       DEED OF TRUST, SECURITY AGREEMENT,
                     ASSIGNMENT OF RENTS AND FIXTURE FILING

         THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING ("Deed of Trust") is made this 12th day of January, 1999, by __________________________, a _________________ ("Trustor"), to
_____________________ ("Trustee"), for the use and benefit of Canadian Imperial Bank of Commerce ("Beneficiary"), as Administrative Agent for the lenders and the issuing lenders parties to the Credit Agreement (as hereinafter defined) (the "Lenders").

                              W I T N E S S E T H:

                  WHEREAS, Trustor has executed that certain Guarantee (as hereinafter defined) to secure the payment and performance of the obligations of its parent company, Denali Incorporated, under the Credit Agreement, dated of even date, and executed in connection, herewith by and among Denali Incorporated, the Beneficiary, as administrative agent for the Lenders, the Lenders and ING (U.S.) Capital LLC, as documentation agent (as amended from time to time, the "Credit Agreement");

                  WHEREAS, Trustor wishes to secure its obligations under the Guarantee by granting this Deed of Trust to Beneficiary; and payment, fulfillment, and performance by Trustor of its obligations under the Guarantee is secured hereby, and each and every term and provision of the Guarantee, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust;

                  NOW THEREFORE, in consideration of the making of the loan and accepting the Guarantee by Beneficiary and the covenants, agreements, representations and warranties set forth in this Deed of Trust:


                  1. Deed of Trust. For good and valuable consideration, TRUSTOR, INTENDING TO BE LEGALLY, BOUND HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE, IN TRUST FOR BENEFICIARY, WITH POWER OF SALE AND RIGHT OF REENTRY AND POSSESSION, all that certain real property ("Land") located in the City of _____________, State of ______________ and more particularly described in Exhibit A attached hereto and incorporated herein, together with all right, title and interest of Trustor in all buildings and improvements ("Improvements") subject only to Permitted Encumbrances (as defined in the Credit Agreement);

         TOGETHER WITH: all right, title, interest and estate of Trustor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Land, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "Trust Property"):

         (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, all rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtsey and rights of curtsey, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         (b) all machinery, furniture, furnishings, equipment, computer software (to the extent assignable or transferable) and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the Land and the Improvements (hereinafter collectively referred to as the "Equipment"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Trustor in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Mortgage;

         (c) all awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Land and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Land and Improvements;

         (d) all leases and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Land and the Improvements, including any extensions, renewals, modifications or amendments thereof (the "Leases") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Trustor or its agents or employees from any and all sources arising from or attributable to the Land and the Improvements (the "Rents"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt ;

         (e) all proceeds of and any unearned premiums on any insurance policies covering the Trust Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Property;

         (f) all accounts, escrows, impounds, reserves, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, consents, licenses (including liquor licenses, to the extent assignable), license agreements, operating contracts, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Trust Property) and all management, franchise, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by the Trustor with respect to the operation or ownership of the Trust Property; and all approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Trust Property); and all causes of action that now or hereafter relate to, are derived from or are used in connection with the Trust Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "Intangibles"); and

         (g) all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing

         2. Obligations Secured. Trustor makes this grant, transfer and assignment of the Trust Property for the purpose of securing the following:

         (a) Payment of all indebtedness and other obligations owed by Trustor under that certain guarantee, dated of even date, and executed in connection, herewith by the Trustor in favor of Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (the "Guarantee") and all indebtedness and other obligations of Denali Incorporated under the Credit Agreement (the Guarantee and the Credit Agreement, together with all promissory notes and all other documents executed in connection therewith are hereinafter collectively referred to as the "Loan Documents");

         (b) All modifications, extensions and renewals, if any, of one or more of the obligations secured hereby, including without limitation (i) modifications of required principal payment dates of interest payment dates, deferring or accelerating payment date wholly or partly; (ii) modifications, extensions or renewals at a different rate of interest whether or not, in the case of a note or other contract, the modification, extension or renewal is evidenced by a new or additional promissory note or other contract; or (iii) modifications or extensions of the obligations and terms of the Loan Documents.

         The obligations secured by this Deed of Trust are herein collectively called the "Secured Obligations." All persons who may have or acquire an interest in the Trust Property shall be deemed to have notice of, and shall be bound by, the terms of the Loan Documents and each of the Secured Obligations.

         3. Assignment of Rents.

         (a) Neither the assignment of the Rents set forth above nor any other provision of any of the Loan Documents shall impose upon Beneficiary any duty to produce rents from the Trust Property or cause Beneficiary to be (a) a "mortgagee in possession" for any purpose, (b) responsible for performing any of the obligations of the lessor under any lease, or (c) responsible or liable for any waste by any lessees or any other parties, for any dangerous or defective condition of the Trust Property, for any negligence in the management, upkeep, repair or control of the Trust Property or for any other act or omission by any other person. The foregoing assignment is an assignment for security only and Beneficiary's right to rents, issues and profits is contingent upon its possession of the Trust Property.

         (b) In case of an Event of Default, Trustor irrevocably appoints Beneficiary as its true and lawful attorney-in- fact, at the option of Beneficiary, to demand, receive and enforce payment, to give receipts, releases and satisfactions and to sue, in the name of Trustor or Beneficiary, for all such Rents and apply the same to the Secured Obligations.

         4. Title. Trustor warrants that Trustor has good, marketable or indefeasible, and insurable title to the Trust Property and has the full power, authority and right to execute, deliver and perform its obligations under this Deed of Trust and to deed, encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Trustor possesses an unencumbered fee estate in the Land and the Improvements and that it owns the Trust Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions listed in the title insurance policy insuring the lien of this Deed of Trust and that this Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Trust Property, subject only to said exceptions. Trustor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Beneficiary against the claims of all persons whomsoever.

         5. Taxes and Assessments. Trustor shall pay prior to delinquency all taxes, assessments, levies and charges, imposed by any government or quasi-public authority or utility company which are (or, if not paid, may become) a lien upon or cause a loss in value of any interest in any of the Trust Property (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Trustor). If, after the date hereof, there shall be imposed or assessed, taxes, assessments, levies or charges by any governmental authority upon Beneficiary measured by or based in whole or in part upon the amount of any outstanding Secured Obligation or by reason of any payment made to Beneficiary hereunder or pursuant to any Secured Obligation, then Trustor shall pay and discharge the same prior to delinquency, provided that Beneficiary shall have notified Trustor thereof, but Trustor shall have no obligation to pay or discharge taxes which are measured by and imposed upon Beneficiary's net income (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Trustor). Upon request by Beneficiary, Trustor shall furnish Beneficiary official receipts from the appropriate authority or other proofs satisfactory to Beneficiary evidencing the payment of any of the above-referenced taxes or assessments.

          6. Insurance. Trustor, at its sole cost and expense, shall obtain and keep in full force and effect the policies of fire, casualty, liability or other insurance reasonably required by Beneficiary in an amount satisfactory, and with loss payable, to Beneficiary. The amount collected under any fire, casualty, liability or other insurance policy shall be applied in accordance with the Credit Agreement. To the extent the terms of this provision are inconsistent with the terms of the Loan Documents, then the terms of the Loan Documents shall prevail.

         7. Insurance and Condemnation Proceeds. All awards of damages and all other compensation payable to Trustor directly by reason of a condemnation for public or private use affecting any interest in any or all of the Trust Property and any and all proceeds of any insurance policies payable by reason of loss of or damage to any of the Trust Property shall be governed by the terms of the Credit Agreement, or otherwise paid to Beneficiary. To the extent the terms of this provision are inconsistent with the terms of the Loan Documents, then the terms of the Loan Documents shall prevail.

         8. Liens and Encumbrances. Other than Permitted Encumbrances (as defined in the Credit Agreement), Trustor shall not, directly or indirectly, create, suffer or permit to be created or to remain, and shall promptly discharge, any deed of trust or other lien, encumbrance or charge on or security interest in the Trust Property or any portion thereof, whether such deed of trust, lien, encumbrance, charge or security interest is senior to, upon a parity with or junior to, the lien of this Deed of Trust; and Trustor shall not suffer any other matter whereby any of the interest of Beneficiary hereunder or in the Trust Property or in the lien hereof or any part of any of the foregoing may be impaired.

         9. Hazardous Substances.

         (a) All representations and warranties contained in Section 7.22 of the Credit Agreement are true and complete with respect to the Trust Property.

         (b) Asbestos. Trustor represents and warrants that, except as disclosed in the environmental site assessment of the Trust Property delivered to the Beneficiary in connection with the Credit Agreement, to Trustor's knowledge (which is based on such environmental site assessment) no asbestos or any substance or material containing asbestos ("Asbestos") is located on the Trust Property. Trustor shall not install in the Trust Property, nor permit to be installed in the Trust Property, Asbestos and shall remove any Asbestos promptly upon discovery to the satisfaction of Beneficiary, at Trustor's sole expense. Trustor shall in all instances comply with, and ensure compliance by all occupants of the Trust Property in all material respects with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Trust Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Trustor receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Trust Property, Trustor shall immediately notify Beneficiary. The obligations and liabilities of Trustor under this Paragraph 9 shall survive any termination, satisfaction, or assignment of this Deed of Trust and the exercise by Beneficiary of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Trust Property by foreclosure or a conveyance in lieu of foreclosure.

         (c) Environmental Monitoring. Trustor shall give prompt written notices to Beneficiary of: (a) any proceeding or inquiry by any party with respect to the presence of any Materials of Environmental Concern (as defined in the Credit Agreement) or Asbestos on, under, from or about the Trust Property, (b) all claims made or threatened by any third party against Trustor or the Trust Property relating to any loss or injury resulting from any Materials of Environmental Concern or Asbestos, and (c) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Trust Property that could cause the Trust Property to be subject to any investigation or cleanup pursuant to any

Environmental Law. Trustor shall permit Beneficiary to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Trust Property in connection with any Environmental Law or Materials of Environmental Concern, and Trustor shall pay all reasonable attorneys' fees and disbursements incurred by Beneficiary in connection therewith. At any time and from time to time while this Deed of Trust is in effect and only during the continuance of an Event of Default, Trustor shall provide (i) an inspection or audit of the Trust Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Beneficiary indicating the presence or absence of Materials of Environmental Concerns on, in or near the Trust Property, and (ii) an inspection or audit of the Trust Property prepared by a duly qualified engineering or consulting firm approved by Beneficiary, indicating the presence or absence of Asbestos on the Trust Property. The cost and expense of such audit or inspection shall be paid by Trustor not more frequently than once every five (5) calendar years after the occurrence of a Secondary Market Transaction unless Beneficiary, in its good faith judgment, determines that reasonable cause exists for the performance of an environmental inspection or audit of the Trust Property, then such inspections or audits described in the preceding sentence shall be at Trustor's sole expense. If Trustor fails to provide any inspection or audit required pursuant to this Paragraph 9 within thirty (30) days after such request, Beneficiary may order same, and Trustor hereby grants to Beneficiary and its employees and agents access to the Trust Property and a license to undertake such inspection or audit. The cost of such inspection or audit may be added to the Secured Obligations and shall bear interest thereafter until paid at the Default Rate. In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for Asbestos or any Materials of Environmental Concern, Trustor shall cause such operations and maintenance plan to be prepared and implemented at Trustor's expense upon request of Beneficiary. In the event that any investigation, site monitoring, containment cleanup, removal, restoration, or other work of any kind is reasonably necessary under an applicable Environmental Law (the "Remedial Work"), Trustor shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Beneficiary for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Trustor including, without limitation, Beneficiary's reasonable attorneys' fees and disbursements incurred in connection with monitoring or review of such Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, may be added to the Secured Obligations and shall bear interest thereafter until paid at the Default Rate.

         10. Maintenance and Preservation of the Trust Property. Trustor covenants:

         (a) To keep the Trust Property in good condition and repair;

         (b) Not to remove or demolish any Improvements on the Trust Property in a manner that would materially affect the repayment of the Secured Obligations secured hereby without Beneficiary's prior written consent;

         (c) To complete or restore promptly and in good and workmanlike manner any of the Trust Property which may be damaged or destroyed or which may be affected by any condemnation or eminent domain proceeding (subject to the terms hereof);

         (d) To comply with all applicable (i) laws, ordinances, regulations and standards, (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character, and (iii) requirements of insurance companies for insurability, which laws, covenants or requirements affect any of the Trust Property or pertain to acts committed or conditions existing thereon;

         (e) Not to commit or permit waste of the Trust Property or to conduct or permit any nuisance thereon which would materially affect the value of the Trust Property or the repayment of the Secured Obligations;

         (f) Not to initiate or acquiesce in any change in any zoning or other land use or legal classification materially impairs Trustor's use of any of the Trust Property without Beneficiary's prior written consent;

         (g) To do all other acts which from the character or use of the Trust Property may be reasonably necessary to maintain and preserve its value as security for the Secured Obligations; and

         (h) To make no further assignment of Rents without Beneficiary's prior written consent.

         11. Defense and Notice of Losses, Claims and Actions. Trustor shall protect, preserve and defend the Trust Property and title to and right of possession of the Trust Property, the security hereof and the rights and powers of Beneficiary hereunder at Trustor's sole expense against all adverse claims. Trustor shall use reasonable efforts to give Beneficiary prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to any of the Trust Property, of any condemnation offer or action and of any other Event of Default.

         12. Compensation; Exculpation; Indemnification.

         (a) Trustor shall pay to Beneficiary reasonable compensation for services permitted by the terms hereof to be rendered by Beneficiary or its agents which relate to this Deed of Trust. Beneficiary shall not, directly or indirectly, be liable to Trustor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary under this Deed of Trust, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Trust Property or under this Deed of Trust, or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease the Trust Property after an Event of Default or from any other act or omission of Beneficiary in managing the Trust Property after an Event of Default unless the loss is caused by the gross negligence or willful misconduct of Beneficiary.

         (b) Trustor shall indemnify Beneficiary against, and shall hold it harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which Beneficiary may suffer or incur (i) by reason of this Deed of Trust or any of the other Loan Documents, (ii) in performance of any act required or permitted hereunder, under any of the other Loan Documents or by law, (iii) as a result of any failure of Trustor to perform any of Trustor's obligations, (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants, or other obligations contained in any other document related to any of the Trust Property, (v) as the result of the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Materials of Environmental Concern or Asbestos on, from, or affecting the Trust Property, (vi) as the result of any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Materials of Environmental Concern or Asbestos, (vii) as the result of any lawsuit brought or threatened, settlement reached, or government order relating to such Materials of Environmental Concern or Asbestos, (viii) as the result of any violation of the Environmental Laws, which are based upon or in any way related to such Materials of Environmental Concern or Asbestos including, without limitation, the costs and expenses of any Remedial Work, reasonable attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses, or (ix) as the result of any failure of the Trust Property to comply with any handicap accessibility laws.

         13. Further Assurances. Trustor shall promptly make, execute, acknowledge and deliver, in form and substance reasonably satisfactory to Beneficiary, all such additional instruments, agreements and other documents, including, without limitation, the execution and filing of Uniform Commercial Code Financing Statements, and Trustor shall do all other acts as may at any time hereafter be requested by Beneficiary, to effectuate and carry out the purposes of this Deed of Trust.

         14. Expenses and Fees. All reasonable expenses, costs and other liabilities, including reasonable attorney's fees, which Beneficiary may incur
(i) in enforcing, defending, or construing this Deed of Trust (or its priority),
(ii) for any inspection, evaluation, appraisal, survey or other service in connection with any of the Trust Property (to the extent performed in accordance with the Credit Agreement), (iii) for any title examination or title insurance policy relating to the title to any of the Trust Property (which is required under the Credit Agreement), or (iv) in the exercise by Beneficiary of any rights or remedies granted by this Deed of Trust or any of the other Loan Documents shall be paid upon demand by Trustor to Beneficiary.

         15. Beneficiary's Powers. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action; and Beneficiary may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary, but shall not be responsible for any failure to collect any claim or award unless caused by the negligence of Beneficiary. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of the Secured Obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences,
(iv) release or reconvey, or cause to be released or reconveyed, at any time and at Beneficiary's option, any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any Secured Obligation or
(vi) compromise or make other arrangements with debtors in relation thereto.

         16. Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof. The Grantee in any reconveyance may be described as the "person or persons equally entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustor agrees to pay a reasonable Trustee's fee for full or partial reconveyance, together with a recording fee if the Trustee, at its option, elects to record said reconveyance.

         17. Representations of Trustor

         (a) This Deed of Trust and the Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, nor would the operation of any of the terms of this Deed of Trust and the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of recission, set-off, counterclaim or defense, including the defense of usury.

         (b) All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy of the Trust Property, have been obtained and are in full force and effect. The Trust Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, a material part of any of the Trust Property.

         (c) Except for Permitted Encumbrances, all of the Improvements which were included in determining the appraised value of the Trust Property lie wholly within the boundaries and building restriction lines of the Trust Property, and no improvements on adjoining properties encroach upon the Trust Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

         18. Transfers. Neither Trustor nor any principal of Trustor (nor any principal of such principal) shall directly or indirectly sell, transfer, convey or further pledge, encumber or hypothecate, whether voluntary, involuntary or by operation of law, all or any part of the Trust Property, any interest therein or any legal or beneficial ownership interest in Trustor or in any principal of Trustor (nor in any principal thereof) except in strict compliance with the terms and conditions of the Credit Agreement.

         19. Subordinate Deed of Trust. Trustor will not execute or deliver any pledge, security agreement or deed of trust covering all or any portion of the Trust Property ("Subordinate Deed of Trust") without the consent of Beneficiary and otherwise in accordance with the Credit Agreement. If Beneficiary consents to the foregoing or in the event the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, Trustor will not execute or deliver any Subordinate Deed of Trust unless there shall have been delivered to Beneficiary not less than ten (10) days prior to the date thereof a copy thereof which shall contain express covenants to the effect that:

         (a) The Subordinate Deed of Trust is in all respects subject and subordinate to this Deed of Trust.

         (b) If any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no lessee of any lease will be named as a party defendant, nor will any action be taken with respect to the Trust Property which would terminate any lease, if any, without the consent of Beneficiary.

         (c) The Rents, if collected through a receiver or by the holder of the Subordinate Deed of Trust, shall be applied first to the Secured Obligations and then to the payment of maintenance, operating charges, taxes, assessments and disbursements incurred in connection with the ownership, operation and maintenance of the Trust Property.

         (d) If any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust, prompt notice of the commencement thereof will be given to Beneficiary.

         (e) The holder of the Subordinate Deed of Trust shall not acquire by subrogation tract or otherwise any lien upon any other estate, right or interest in the Trust Property (including any which may arise in respect to real estate taxes, assessments or other governmental charges) which is or may be prior in right to this Deed of Trust or any extension, consolidation, modification or supplement thereto unless within sixty (60) days following written notice of such intention from the holder of the Subordinate Deed of Trust the then holder of this Deed of Trust shall fail or refuse to purchase or acquire by subrogation or otherwise such prior lien, estate, right or interest, or shall fail within such period to commence and thereafter proceed diligently to purchase or acquire the same.

         (f) The Subordinate Deed of Trust and the lien thereof shall be expressly subject and subordinate to any and all advances hereunder, in whatever amounts and whenever made, with interest thereon, and to any expenses, charges and fees incurred thereby, including any and all of such advances, interest, expenses, charges and fees which may increase the indebtedness secured by this Deed of Trust above the original principal amount thereof, provided the same is advanced or incurred under any of the express provisions of this Deed of Trust or any extension, consolidation, modification or supplement thereto and intended to be secured thereby.

         (g) The holder of the Subordinate Deed of Trust shall agree to assign and release unto the holder of this Deed of Trust all of its right, title, interest or claim, if any, in and to the proceeds of all policies of insurance covering the Trust Property and all awards or other compensation made for any taking of any part of the Trust Property for application in accordance with the provisions of this Deed of Trust.

         20. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall be deemed an Event of Default under this Deed of Trust.

         21. Remedies. Upon the occurrence of any Event of Default, all Secured Obligations shall be immediately due and payable pursuant to the terms of the Credit Agreement; provided, however, if any provision in any Loan Document provides for the automatic acceleration of the indebtedness evidenced by a note upon the occurrence of any act or event, such provision shall control and preempt any contrary provision herein. Beneficiary may also do any or all of the following upon the occurrence of an Event of Default:

         (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of Beneficiary's security, enter upon and take possession of the Trust Property, or any part thereof, and do any acts which Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property, or to increase the income therefrom or to protect the security hereof and, with or without taking possession of any of the Trust Property, sue for or otherwise collect all rents and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys fees and expenses, to the Secured Obligations, all in such order as Beneficiary may determine. The collection of rents and profits and the application thereof shall not cure or waive any Event of Default or notice thereof or invalidate any act done in response thereto or pursuant to such notice.

         (b) Bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to enforce any of the covenants hereof.

         (c) Exercise any or all of the remedies available to a secured party under the UCC, including, but not limited to the following:

                  (i) either personally or by means of a court appointed receiver, take possession of all or any of the personal property, fixtures and proceeds thereof and exclude therefrom Trustor and all others claiming under Trustor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor in respect to such personal property, fixtures and proceeds thereof; and in the event Beneficiary demands or attempts to take possession of such personal property, fixtures and proceeds thereof in the exercise of any of its rights hereunder, Trustor promises and agrees promptly to turn over and deliver complete possession thereof, to Beneficiary.

                  (ii) without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in such personal property, fixtures and proceeds thereof, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior to the security interest granted hereunder, and in exercising any such powers or authority, to pay all expenses incurred in connection therewith.

                  (iii) require Trustor to assemble such personal property or any portion thereof at a place designated by Beneficiary and promptly to deliver such personal property to Beneficiary or an agent or representative designated by it. Beneficiary, its agents and representatives, shall have the right to enter upon any or all of the Trustor's premises and property to exercise the Beneficiary's rights hereunder.

                  (iv) sell, lease or otherwise dispose of such personal property and/or fixtures at public sale, with or without having the same at the place of sale, and upon such terms and in such manner as Beneficiary may determine; and Beneficiary may be a purchaser at any such sale. Beneficiary shall not be deemed to have accepted any property other than cash in satisfaction of any Secured Obligation unless Beneficiary shall make an express written election of said remedy under UCC ss. 9505 or other applicable law.

         (d) Elect to have the Trustee sell, by power of sale, the Trust Property which is Land and Improvements or which Beneficiary has elected to treat as Land and Improvements and, upon such election, such notice of default and election to sell shall be given as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, at the time and place specified in the notice of sale, Trustee shall sell such property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Trust Property consists of several lots, parcels or interests, Beneficiary may designate the order in which the same shall be offered for sale or sold. Trustor waives all rights to direct the order in which any of the Trust Property will be sold in the event of any sale under this Deed of Trust, and also any right to have any of the Trust Property marshaled upon any sale. In the case of a sale under this Deed of Trust, the said property, real, personal and mixed, may be sold in one parcel or more than one parcel. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession. Beneficiary, from time to time before the trustee's sale pursuant to this section, may rescind any notice of breach or default and of election to cause to be sold the Trust Property by executing and Delivering to Trustee a written notice of such rescission, which notice shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale and notices of breach or default, nor otherwise affect any provision, covenant or condition of the Loan Documents and/or of this Deed of Trust or any of the rights, obligations or remedies of the parties thereunder or hereunder.

         (e) apply for the appointment of a trustee, receiver, liquidator or conservator of the Trust Property, without notice and without regard for the adequacy of the security for the Secured Obligations and without regard for the solvency of the Trustor, any Guarantor or of any person, firm or other entity liable for the payment of the Secured Obligations;

         (f) Beneficiary or Trustee may resort to any remedies and the security given by this Deed of Trust or in any of the other Loan Documents in whole or in part, and in such portions and in such order as determined by Beneficiary's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by this Deed of Trust or in any of the other Loan Documents. The failure of Beneficiary or Trustee to exercise any right, remedy or option provided in this Deed of Trust or in any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by this Deed of Trust or the other Loan Documents. No acceptance by Beneficiary of any payment after the occurrence of any Event of Default and no payment by Beneficiary of any obligation for which Trustor is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Trustor, or Trustor's liability to pay such obligation. No sale of all or any portion of the Trust Property, no forbearance on the part of Beneficiary or Trustee, and no extension of time for the payment of the whole or any portion of the Secured Obligations or any other indulgence given by Beneficiary or Trustee to Trustor, shall operate to release or in any manner affect the interest of Beneficiary in the remaining Trust Property or the liability of Trustor to pay the Secured Obligations. No waiver by Beneficiary or Trustee shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Beneficiary in exercising its rights and remedies under this Paragraph 23 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Trustor immediately upon notice from Beneficiary or Trustee.

         (g) Except as otherwise required by law, apply the proceeds of any foreclosure of disposition hereunder to payment of the following: (i) the expenses of such foreclosure or disposition, (ii) the cost of any search or other evidence of title procured in connection therewith and revenue stamps on any deed or conveyance, (iii) all sums expanded under the terms hereof, not then repaid, with accrued interest in the amount provided herein, (iv) all other sums secured hereby and (v) the remainder, if any, to the person or persons legally entitled thereto.

         (h) Upon any sale or sales made under or by virtue of this section, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash for the Trust Property, Beneficiary may make settlement for the purchase price by crediting against the Secured Obligations the sales price of the Trust Property, as adjusted for the expenses of sale and the costs of the action and any other sums for which Trustor is obligated to reimburse Trustee or Beneficiary under this Deed of Trust.

         (i) In the event that Trustor has an equity of redemption and the Trust Property is sold pursuant to the power of sale or otherwise under or by virtue of this section, the purchaser may, during any redemption period allowed, make such repairs or alterations on said property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sum so paid together with interest thereon from the time of such expenditures at the Default Rate shall be added to and become a part of the amount required to be paid for redemption from such sale.

         (j) Beneficiary may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this paragraph at any time before the conclusion thereof, as determined in Beneficiary's sole discretion and without prejudice to Beneficiary.

         22. Subrogation. Beneficiary shall be subrogated, notwithstanding the release of record, to any mechanic's or vendor's lien, superior titles, mortgages, deeds of trust, encumbrances, rights, equities and charges of all kinds heretofore or hereafter existing on the Trust Property to the extent that the same are paid or discharged from the proceeds of the loan evidenced by the notes executed in connection with the Credit Agreement.

         23. Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of Trustor, any subsequent owner of any part of the Trust Property, any maker, surety, guarantor, or endorser of this Deed of Trust, or any holder of a lien or other claim on all or any part of the Trust Property, whether senior or subordinate hereto, Beneficiary may, from time to time, do one or more of the following: release any person's liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation or accept additional security or release all or a portion of the Trust Property and other security for any Secured Obligation. No such release of liability, taking of additional security, release of security, change in terms or conditions of any Secured Obligation, or other action shall release or reduce the liability of Trustor, subsequent purchasers of all or any part of the Trust Property, or makers, sureties, guarantors or endorsers of this Deed of Trust or any other Secured Obligation, under any covenant of this Deed of Trust or any other Secured Obligation, or release or impair the priority of the lien of this Deed of Trust upon any of the Trust Property.

         24. No Waiver. Any failure by Beneficiary to insist upon the strict performance by Trustor of any of the terms and provisions of any of the Loan Documents shall not be deemed to be a waiver of any of the terms and provisions of any of the Loan Documents or this Deed of Trust, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Trustor of any and all of the terms and provisions of each of the Loan Documents. The acceptance by Beneficiary of any sum after any Event of Default shall not constitute a waiver of the right to require prompt performance of all of the covenants and conditions contained in any of the Loan Documents or this Deed of Trust. The acceptance by Beneficiary of any sum less than the sum then due shall be deemed an acceptance on account only and shall not constitute a waiver of the obligation of Trustor to pay the entire sum then due, and Trustor's failure to pay said entire sum due shall be and continue to be an Event of Default notwithstanding such acceptance of such lessor amount on account and Beneficiary shall be entitled to exercise all rights conferred upon it following an Event of Default notwithstanding such acceptance. Trustor has read and hereby approves this Deed of Trust, the other Loan Documents and all other agreements and documents relating thereto. Trustor acknowledges that it has been represented by counsel of its choice to review this Deed of Trust, the other Loan Documents and all other documents relating thereto and said counsel has explained and Trustor understands the provisions thereof, or that Trustor has voluntarily declined to retain such counsel.

         Trustor hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Deed of Trust) and waives any right to require Beneficiary to enforce any remedy against any guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise. Trustor waives any right to require Beneficiary to: (i) proceed or exhaust any collateral security given or held by Beneficiary in connection with the Secured Obligations; (ii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Secured Obligations; or (iii) pursue any other remedy in Beneficiary's power whatsoever.

         Trustor hereby authorizes and empowers Beneficiary in its sole discretion, without any notice or demand and without affecting the lien and charge of this Deed of Trust, to exercise any right or remedy which Beneficiary may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action as to any collateral security for the Secured Obligations, whether real, personal or intangible property.

         25. Joint and Several. If Trustor consists of more than one party, such parties shall be jointly and severally liable under any and all obligations, covenants and agreements of Trustor contained herein.

         26. Cumulative. The rights of Beneficiary arising under this Deed of Trust and the other Loan Documents shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision to the exclusion of any other provision, notwithstanding anything herein or otherwise to the contrary. Any specific enumeration of powers of Beneficiary, or of acts to be done or not to be done by Trustor, shall not be deemed to exclude or limit the general. All covenants hereof shall be construed as affording to Beneficiary rights additional to and not exclusive of the rights conferred under any applicable law.

         27. Reconveyance. Upon written request of Beneficiary stating that the Secured Obligations have been satisfied, and upon surrender of this Deed Of Trust to Trustee for cancellation, and upon payment of its fees, Trustee shall reconvey, without warranty, the Trust Property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         28. Substitution. Beneficiary may substitute Trustee hereunder in any manner now or hereafter provided by law or, in lieu thereof, Beneficiary may from time to time, by an instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties in which the Land and Improvements are situated, shall be conclusive proof of proper substitution of such successor Trustee, who shall thereupon and without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties.

         29. Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the state in which the Land is located, except that Federal law shall apply to the extent that Beneficiary may have greater rights under Federal laws.

         30. Severable. If any provision of this Deed of Trust or its application to any person or circumstance is held invalid, the other provisions hereof or the application of the provision to the heirs, personal representatives, successors and assigns of Trustor and all subsequent encumbrancers and tenants of the Trust Property and shall inure to the benefit of Beneficiary and their respective successors and assigns.

         31. Captions. The captions or headings at the beginning of each section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

         32. Notice. Any notice required or permitted to be given hereunder shall be deemed given when personally delivered or when deposited in the United States certified or registered mail, postage prepaid, or when transmitted by telegraph or telex, charges prepaid, addressed as set forth below. Unless otherwise specified, Notice shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after same is deposited in any official Unites States Postal Delivery. Any party from time to time, by notice to the other parties given as above set forth, may change its address for purposes of receipt of any such communication.

                  To Trustor:               c/o Denali Incorporated
                                            1360 Post Oak Boulevard, Suite 2250
                                            Houston, Texas 77056-3023
                                            Attention:  R. Kevin Andrews
                                            Telephone: (731) 627-0933
                                            Fax: (713) 627-0937
                  With copies to:           Wayne Yaffee, Esq.
                                            Gardere, Wynne, Sewell & Riggs
                                            333 Clay Avenue, Suite 800
                                            Houston, Texas  77002
                                            Telephone: (713) 308-5572
                                            Fax: (713) 308-5555
                  To Trustee:               _______________
                                            _______________
                                            _______________

                                            Telephone: ______
                                            Fax: ____________

                  To Beneficiary:           Canadian Imperial Bank of Commerce
                                            425 Lexington Avenue, 3rd Floor
                                            New York, New York 10017
                                            Attention: Michael Daven
                                            Telephone: (212) 885-4721
                                            Fax: (212) 885-4911
                  With a copy to:           Steven Cohen, Esq.
                                            Cadwalader, Wickersham & Taft
                                            227 West Trade Street, Suite 2400
                                            Charlotte, North Carolina 28202
                                            Telephone:  (704) 348-5100
                                            Fax:  (704) 348-5200

         33. Amendments. This Deed of Trust contains (or incorporates) the entire agreement of the parties with respect to the matters discussed herein and may only be modified or amended by a written instrument executed by each of the parties hereto.

         34. Survival. All representations, warranties, covenants and agreements of Trustor hereunder shall survive the delivery of this Deed of Trust and shall continue in full force and affect until the full and final payment and performance of all of the Secured Obligations.

         35. Time. Time is of the essence of each provision of this Deed of Trust.

         36. Waivers.

         (a) To the fullest extent permitted by law, Trustor expressly waives and relinquishes any and all rights and remedies which Trustor may have or be able to assert by reason of any laws pertaining to the rights and remedies of sureties or any law pertaining to the marshaling of assets, the administration of estates of decedents and any exemption from execution or sale of the Trust Property or any part thereof.

         (b) Waiver of Jury Trial. TRUSTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS DEED OF TRUST, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TRUSTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY TRUSTOR.

         (c) Waiver of Statute of Limitations. Trustor waives, the right to plead any and all statutes of limitation as a defense to any demand secured by or made pursuant to this Deed of Trust until such time as this Deed of Trust is reconveyed pursuant to Section 29 hereof and to the full extent permitted by law.

         37. Specific Performance. At any time, Beneficiary may commence and maintain an action in any court of competent jurisdiction for specific performance of any of the covenants and agreements contained herein, and may obtain the aid and direction of the court in the performance of any of the covenants and agreements contained herein, and may obtain orders or decrees directing the execution of the same and, in case of any sale hereunder, directing, confirming or approving its or Trustee's acts and granting it such relief as may be warranted in the circumstances.

         38. Further Assurances. Trustor shall do, execute, acknowledge and deliver, at the sole cost and expense of Trustor, all and every such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as Beneficiary may reasonably require from time to time in order to better assure, convey, assign, transfer and confirm unto the Beneficiary, the rights now or hereafter intended to be granted Beneficiary under this Deed of Trust, and other instruments executed in connection with this Deed of Trust, or any other instrument under which Trustor may be or may hereafter become bound to convey, mortgage or assign to Beneficiary for carrying out the intention of facilitating the performance of the terms of this Deed of Trust.

         39. Counterparts. This Deed of Trust may be executed and acknowledged in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

         40. Miscellaneous.

         (a) Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to this Deed of Trust, or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.

         (b) Notice of Certain Events. Trustor agrees to give prompt notice to Beneficiary of the insolvency or bankruptcy filing of Trustor.

         (c) Marshaling and Other Matters. Trustor hereby waives, to the extent permitted by law, the benefit of all appraisal, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Further, Trustor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, and on behalf of each and every person acquiring any interest in or title to the Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

         (d) Authority. (a) Trustor (and the undersigned representative of Trustor, if any) represent and warrant that it (or they, as the case may be) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Deed of Trust, and to deed, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed; and (b) Trustor represents and warrants that Trustor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         (e) No Oral Change. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor or Beneficiary, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         IN WITNESS WHEREOF, this Deed of Trust has been duly executed and acknowledged by Trustor as of the day and year first above written.

                                                     TRUSTOR:
                                                     --------------------------,

                                                     a
                                                      -------------------------


                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:

State of ___________)
                           )
County of __________)

                  On ______________, 1998, before me,
_________________________________, personally appeared ___________________, an authorized officer of ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

                                        Signature:________________________(Seal)

                                    EXHIBIT A
                                LEGAL DESCRIPTION

                                                                       Exhibit J


                            FORM OF PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of January 12, 1999, made by DENALI INCORPORATED, a Delaware corporation (the "Borrower") and its subsidiaries which are signatories hereto (together with the Borrower each a "Pledgor" and collectively the "Pledgors"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") and Canadian Imperial Bank of Commerce, as issuing lender (in such capacity, the "Issuing Lender"), parties to the Credit Agreement referred to below.

                                    RECITALS

                  Pursuant to the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, the Administrative Agent and ING (U.S.) Capital LLC, as documentation agent (the "Documentation Agent"), the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrower thereunder. It is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower, and of the Issuing Lender to issue its letters of credit, under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.


                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower, and the Issuing Lender to issue its letters of credit, under the Credit Agreement, each Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                  1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  (b) The following terms shall have the following meanings:

                  "Additional Pledged Stock" shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) hereof.

                  "Additional Pledged LLC Interest" shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to
Section 5(f) hereof.

                  "Additional Pledged Partnership Interest" shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to Section 5(g) hereof.

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

                  "Collateral" means the Pledged Interests and all Proceeds.

                  "Collateral Account" means any account established to hold money Proceeds, maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders as provided in subsection 8(a).

                  "Hedge Agreement": as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "Issuer" means each of the corporations identified on Schedule I (or in a supplement thereto) as an issuer of any Pledged Interest.

                  "Limited Liability Company": any Issuer identified as a limited liability company on Part B of Schedule I hereto or in a supplement thereto.

                  "LLC Interest": any limited liability company interest.

                  "Limited Liability Company Agreement": as to any Limited Liability Company (or in any supplement hereto), its certificate of formation and operating agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

                  "Partnership": any Issuer identified as a partnership on Part C of Schedule I hereto or in a supplement thereto.

                  "Partnership Agreement": as to any Partnership (or in any supplement hereto), its certificate of formation and partnership agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

                  "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" means the Pledged Interests, and all Proceeds.

                  "Pledged Interests" means the collective reference to all Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests.

                  "Pledged LLC Interest" means any and all of Borrower's interests, including units of membership interest, in the Limited Liability Companies as set forth in Schedule I attached hereto and any Additional Pledged LLC Interest at any time pledged pursuant to Section 5(f), including, without limitation, all its rights to participate in the operation or management of the Limited Liability Companies and all its rights to properties, assets, member interests and distributions under the Limited Liability Company Agreements in respect of such member interests. "Pledged LLC Interest" also includes (i) all accounts receivable arising out of the applicable Limited Liability Company Agreements in respect of such Pledged LLC Interests ("Accounts"); (ii) all general intangibles arising out of the applicable Limited Liability Company Agreements in respect of, or constituted by, such Pledged LLC Interest ("General Intangibles"); and (iii) to the extent not otherwise included, all Proceeds of any and all of the foregoing (including within Proceeds, whether or not otherwise included therein, and any and all contractual rights of the Borrower under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of the Issuer of any Pledged LLC Interest).

                  "Pledged Partnership Interest" means any and all of Borrower's interests, including units of membership interest, in the Partnerships as set forth in Schedule I attached hereto and any Additional Pledged Partnership Interest at any time pledged pursuant to Section 5(g), including, without limitation, all its rights to participate in the operation or management of the Partnership and all its rights to properties, assets, partnership interests and distributions under the Partnership Agreements in respect of such member interests. "Pledged Partnership Interest" also includes (i) all accounts receivable arising out of the applicable Partnership Agreements in respect of such Pledged Partnership Interests ("Accounts"); (ii) all general intangibles arising out of the applicable Partnership Agreements in respect of, or constituted by, such Pledged Partnership Interest ("General Intangibles"); and
(iii) to the extent not otherwise included, all Proceeds of any and all of the foregoing (including within Proceeds, whether or not otherwise included therein, and any and all contractual rights of the Borrower under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of the Issuer of any Pledged Partnership Interest).

                  "Pledged Stock" means, as to each Pledgor, the shares of capital stock listed on Schedule I hereto as owned by such Pledgor, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by any of the Issuers to the Pledgors while this Pledge Agreement is in effect, together with any Additional Pledged Stock at any time pledged pursuant to Section 5(e).

                  "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions with respect thereto.

                  "Secured Obligations" is the collective reference to (a) the Obligations, and (b) all obligations and liabilities of each Pledgor to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with any Hedge Agreement entered into by any Pledgor with any Lender and any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Pledgor pursuant to the terms of such Hedge Agreement or other documents) or otherwise.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, Schedule. Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers to the Administrative Agent all the Pledged Interests as owned by such Pledgor and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, a first security interest in the Pledged Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

                  3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Interests, each Pledgor shall deliver an undated transfer power covering such certificate, duly executed in blank with, if the Administrative Agent so requests, signature guaranteed.

                  4. Representations and Warranties. Each Pledgor represents and warrants that:

                  (a) the shares of Pledged Stock listed on Part A of Schedule I constitute all the issued and outstanding shares of all classes of the Capital Stock of the Issuers and are represented by the certificates listed thereon;

                  (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledged LLC Interests listed on Part B of Schedule I constitute all the issued and outstanding limited liability company interests of all classes of the Issuers and, if certificated, are represented by the certificates listed thereon;

                  (d) each Pledgor is the record and beneficial owner of, and has title to, the Pledged Interests attributable to such Pledgor, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (e) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock (and assuming the continuing possession by the Administrative Agent of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Interests in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, enforceable as such against all creditors of each Pledgor and any Persons purporting to purchase any Pledged Collateral from any Pledgor; and

                  (f) none of the Pledged LLC Interests or Pledged Partnership Interests (i) are dealt in or traded on securities exchanges or in securities markets, (ii) are by their terms expressly subject to
         Article 8 of the Uniform Commercial Code of any jurisdiction, (iii) constitute an investment company security or (iv) are held in a securities account (in each case within the meaning of Section 8-103(c) of the Uniform Commercial Code of any jurisdiction which has adopted the 1994 version of Article 8 of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws);

                  (g) all consents of each member in each Limited Liability Company to the grant of the security interests provided hereby and to the transfer of the Pledged LLC Interests to the Agent or its designee pursuant to the exercise of any remedies under Section 8 hereof have been obtained and are in full force and effect; and

                  (h) upon the filing of UCC-1 financing statements required to perfect the security interest granted hereunder in Accounts and General Intangibles arising out of the Limited Liability Company Agreements in respect of the Pledged LLC Interests and arising out of the Partnership Agreements in respect of the Pledged Partnership Interests under the Uniform Commercial Code in effect in the applicable states in which such Limited Liability Companies or Partnerships were formed, the Liens granted pursuant to this Agreement shall constitute perfected first priority Liens on the Pledged Collateral consisting of Accounts, General Intangibles and Proceeds of each in favor of the Administrative Agent, enforceable as such against all creditors of each Pledgor and any Persons purporting to purchase any Pledged Collateral from any Pledgor.

                  5. Covenants. Each Pledgor covenants and agrees with the Administrative Agent that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Commitments have been terminated:

                  (a) If a Pledgor shall, as a result of its ownership of Pledged Interests, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of such Pledged Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the Administrative Agent's and the Lenders' agent, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by each Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender subject to the terms hereof as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any of the Issuers shall be paid over to the Administrative Agent to be held by it hereunder for the ratable benefit of the Lenders and the Issuing Lender as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any of the Issuers or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it for the ratable benefit of the Lenders and the Issuing Lender and the Issuer, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Collateral shall be received by the Pledgors, each Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, the Lenders and the Issuing Lender segregated from other funds of the Pledgors, as additional collateral security for the Secured Obligations.

                  (b) Without the prior written consent of the Administrative Agent, no Pledgor will (i) vote to enable, or take any other action to permit, any of the Issuers to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any of the Issuers, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Collateral.

                  (c) Each Pledgor shall maintain the security interest created by this Pledge Agreement as a first, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of each Pledgor, each Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) Each Pledgor agrees to pay, and to save the Administrative Agent and the Lenders and the Issuing Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (e) Pursuant to Section 9.10 of the Credit Agreement, if a Pledgor shall at any time acquire any shares of Capital Stock of any Subsidiary which is not an Issuer hereunder, such Pledgor shall (i) immediately deliver such shares of Capital Stock, and all stock certificates evidencing the same, to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such shares of Capital Stock to Part A of Schedule I hereto, and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

                  (f) Pursuant to Section 9.10 of the Credit Agreement, if a Pledgor shall at any time acquire any interest in any Subsidiary limited liability company which is not an Issuer hereunder, such Pledgor shall (i) immediately pledge, assign and transfer such LLC Interest to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the Administrative Agent a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such LLC Interest to Part B of
         Schedule I hereto, and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

                  (g) Pursuant to Section 9.10 of the Credit Agreement, if a Pledgor shall at any time acquire any interest in any Subsidiary partnership which is not an Issuer hereunder, such Pledgor shall (i) immediately pledge, assign and transfer such Partnership Interest to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the

         Administrative Agent a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such Partnership Interest to Part B of Schedule I hereto, and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

                  6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgors of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Collateral and to exercise all voting, corporate (with respect to stock), member (with respect to LLC interests) and partnership (with respect to partnership interests rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Pledge Agreement or the other Loan Documents.

                  7. Rights of the Administrative Agent. (a) All money Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent for the benefit of the Lenders and the Issuing Lender in a Collateral Account. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Pledgors in trust for the Administrative Agent and the Lenders and the Issuing Lender) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

                  (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgors: (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Interests and make application thereof to the Secured Obligations in such order as it may determine, and (ii) at the request of the Administrative Agent, all shares of the Pledged Collateral shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate or other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any of the Issuers or otherwise; (B) all member rights, powers and privileges with respect to the Pledged LLC Interests to the same extent as a member under the applicable Limited Liability Company Agreement; (C) all partner rights, powers and privileges with respect to the Pledged Partnership Interests to the same extent as a member under the applicable Partnership Agreement; and (D) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any of the Issuers, or upon the exercise by the Pledgors or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer Administrative Agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) The rights of the Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent of any right or remedy against any of the Issuers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of the Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Administrative Agent may elect.

                  (b) If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors, the Issuers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender or the Issuing Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgors, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders and the Issuing Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender or the Issuing Lender arising out of the exercise by the Administrative Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender or the Issuing Lender to collect such deficiency.

                  9. Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the shares of Pledged Interests pursuant to Section 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, each Pledgor will cause any or all of the Issuers to (i) execute and deliver, and cause the officers of such Issuers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender and the Issuing Lender, necessary or advisable to register the shares of Pledged Interests, or that portion of them to be sold, under the provisions of the Securities Act,
(ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the shares of Pledged Interests or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause the Issuers to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender and the Issuing Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Administrative Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Issuers to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuers would agree to do so.

                  (c) Each Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Interests pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders and the Issuing Lender, that the Administrative Agent and the Lenders and the Issuing Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  10. Irrevocable Authorization and Instruction to Issuers. Each Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgors, and the Pledgors agrees that each Issuer shall be fully protected in so complying.

                  11. Administrative Agent's Appointment as Attorney-in-Fact.
(a) Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgors and in the name of the Pledgors or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of, during the continuance of an Event of Default, carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(a). All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interest created hereby are released.

                  12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that the Administrative Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Administrative Agent, any Lender, the Issuing Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgors hereby authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Pledgors in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  15. Notices. Notices, requests and demands to or upon the Administrative Agent or the Pledgors hereunder shall be effected in the manner set forth in Section 13.2 of the Credit Agreement.

                  16. Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders and the Issuing Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders and the Issuing Lender with full and valid authority so to act or refrain from acting, and neither the Pledgors nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  17. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  18. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  19. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender nor the Issuing Lender shall by any act (except by a written instrument pursuant to Section 20 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender or the Issuing Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender or the Issuing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or any Lender or the Issuing Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  20. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors, and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Administrative Agent and the Lenders and the Issuing Lender and their respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

                                                                Pledge Agreement



                  IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                              DENALI INCORPORATED,

                                              DENALI MANAGEMENT, INC., and

                                              DENALI HOLDINGS MANAGEMENT, L.L.C.


                                              By
                                                -------------------------------
                                                 Name:
                                                 Title:



                                              CONTAINMENT SOLUTIONS, INC., and

                                              SPECIALTY SOLUTIONS, INC.

                                              By
                                                -------------------------------
                                                 Name:
                                                 Title:

                                                                Pledge Agreement



                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, the Issuers referred to in the foregoing Pledge Agreement, hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agree to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of
Section 9(c) of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                CONTAINMENT SOLUTIONS SERVICES, INC.

                                INSTRUMENTATION SOLUTIONS, INC.,

                                DENALI MANAGEMENT INC.,

                                DENALI HOLDINGS MANAGEMENT, L.L.C., and

                                DENALI OPERATING MANAGEMENT, LTD.

                                         By:  DENALI HOLDINGS MANAGEMENT, L.L.C.
                                               its general partner

                                By:
                                   ---------------------------------
                                 Name:
                                 Title:

                                                                Pledge Agreement


                                             CONTAINMENT SOLUTIONS, INC.,

                                             SEFCO, INC.,

                                             FIBERCAST COMPANY,

                                             PLASTI-FAB, INC.

                                             SPECIALTY SOLUTIONS, INC., and

                                             ERSHIGS, INC.

                                             By:
                                                -----------------------------
                                               Name:
                                               Title:

                                                                Pledge Agreement


                                                                   SCHEDULE I to
                                                                Pledge Agreement


                        DESCRIPTION OF PLEDGED INTERESTS


A. Pledged Stock

Name of           Name of           Class of        Certificate         No. of
Pledgor           Issuer            Stock               No.             Shares
-------           -------           --------        -----------         ------



B. Pledged LLC Interests

Name of    Name of Limited    Class of    Certificate No.   No. of    Percentage of All
Pledgor    Liability Issuer   Interests   (if applicable)   Units     Units of Issuer
-------    ----------------   ---------   ---------------   ------    -----------------



C. Pledged Partnership Interests

Name of     Name of               Class of     Certificate No.   No. of    Percentage of All
Pledgor     Partnership Issuer    Interests    (if applicable)   Units     Units of Issuer
-------     ------------------    ---------    ---------------   ------    -----------------

                                                                Pledge Agreement

                                                                    EXHIBIT A to
                                                                Pledge Agreement


                           PLEDGE AGREEMENT SUPPLEMENT

                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ___________ __, 199_ (this "Supplement"), made by ______________________, a ____________ corporation
(the "Specified Pledgor"), in favor of Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, the "Administrative Agent") for the benefit of the Lenders and the Issuing Lender under the Credit Agreement, dated January 12, 1999 (the "Credit Agreement"), among Denali Incorporated, the Administrative Agent, the Lenders, the Issuing Lender and ING (U.S.) Capital LLC, as documentation agent.

                  1. Reference is hereby made to that certain Pledge Agreement, dated as of January 12, 1999, made by the Specified Pledgor and the other pledgors party thereto in favor of the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). Terms defined in the Pledge Agreement are used herein as therein defined.

                  2. The Specified Pledgor hereby confirms and reaffirms the security interest granted by it in the Collateral granted to the Administrative Agent for the benefit of the Lenders and the Issuing Lender under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to continue to make their Loans and the Issuing Lender to continue to issue Letters of Credit under the Credit Agreement and the other Loan Documents, the Specified Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, [SHARES OF CAPITAL STOCK, LLC INTERESTS or PARTNERSHIP INTERESTS, as appropriate] of [INSERT NAME OF NEW ISSUER], a ________ [CORPORATION, LIMITED LIABILITY COMPANY or PARTNERSHIP, as appropriate] (the "New Issuer") listed in Schedule I hereto, together with all certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect of such Capital Stock while the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged [Stock, LLC Interest or Partnership Interest]") and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender a first security interest in the Additional Pledged [Stock, LLC Interest or Partnership Interest] and all Proceeds thereof. From and after the date of this Supplement, as used in the Pledge Agreement as supplemented by this Supplement and for all purposes of the Pledge Agreement as so supplemented, "Pledged Interests" shall be deemed to include the Additional Pledged [Stock, LLC Interest or Partnership Interest] and "Issuers" shall be deemed to include the New Issuer.]

                  3. The Specified Pledgor hereby represents and warrants that the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "Pledged Interests" to include the Additional Pledged [Stock][LLC Interest][Partnership Interest], with references to the "Issuers" therein to include the New Issuer, and with references to the Pledge Agreement to mean the Pledge Agreement as supplemented hereby.

                  4. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, Schedule I to the Pledge Agreement shall be deemed to include each item listed on Schedule I to this Supplement. This Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                         [Name of Specified Pledgor]


                                         By
                                           ----------------------------
                                            Name:
                                            Title:

                                                                   SCHEDULE I to
                                                                      Supplement


                        DESCRIPTION OF PLEDGED INTERESTS


A. Pledged Stock

Name of           Name of           Class of        Certificate         No. of
Pledgor           Issuer            Stock               No.             Shares
-------           -------           --------        -----------         ------



B. Pledged LLC Interests

Name of    Name of Limited    Class of    Certificate No.   No. of    Percentage of All
Pledgor    Liability Issuer   Interests   (if applicable)   Units     Units of Issuer
-------    ----------------   ---------   ---------------   ------    -----------------



C. Pledged Partnership Interests

Name of     Name of               Class of     Certificate No.   No. of    Percentage of All
Pledgor     Partnership Issuer    Interests    (if applicable)   Units     Units of Issuer
-------     ------------------    ---------    ---------------   ------    -----------------

                                                           ANNEX I to Supplement


                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, the New Issuer referred to in the foregoing Supplement to Pledge Agreement, hereby acknowledges receipt of a copy thereof and of the Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.



                                             [NAME OF NEW ISSUER]

                                             By:
                                                --------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT K

                                     FORM OF
                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of January 12, 1999, made by DENALI INCORPORATED, a Delaware corporation (the "Borrower") and each subsidiary of the Borrower which is a signatory hereto (together with the Borrower, each a "Grantor" collectively the "Grantors") in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE (the "Issuing Lender") parties to the Credit Agreement referred to below.


                                    RECITALS

                  Pursuant to the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, the Administrative Agent and ING (U.S.) Capital Corporation, as documentation agent, the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrower thereunder. It is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower, and of the Issuing Lender to issue its letters of credit, under the Credit Agreement that each Grantor shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuing Lender and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower, and the Issuing Lender to issue its letters of credit, under the Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, as follows:

                  1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

                  "Bank Account": (i) a deposit, custody or other account (whether, in any case, time or demand or interest or non-interest bearing) maintained by any Grantor with the

Administrative Agent, any Lender or the Issuing Lender, (ii) all cash and securities from time to time standing to the credit of such account, and (iii) all interest, principal and other distributions payable on or with respect to, such account or such cash or securities.

                  "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Collateral": as defined in Section 2 of this Security Agreement.

                  "Contracts": the contracts and agreements listed on Schedule I hereto, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of any Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of any Grantor to perform and to exercise all remedies thereunder.

                  "Copyright": (a) any copyright in any original work of authorship fixed in any tangible medium of expression (including, without limitation, any thereof referred to on Schedule II hereto), including, without limitation, all databases, source codes, object codes and manuals, whether published or unpublished, whether now or hereafter existing, and whether in the United States or any other country, and all applications, registrations, renewals, extensions and recordings relating thereto filed in the United States Copyright Office or in any other governmental office or agency in the United States or any other country or political subdivision thereof, in each case in which any Grantor has any right, title or interest, whether as author, assignee, transferee or otherwise, and all other rights which any Grantor presently has or hereafter acquires pursuant to any Copyright License relating to any such copyright, including, without limitation, copyright assignments, and exclusive and nonexclusive licenses, and (b) all right, title and interest of any Grantor in all physical materials embodying any work with respect to which any Grantor owns or holds rights in any Copyright or Copyright License.

                  "Copyright License": (a) any agreement, written or oral, naming any Grantor as licensor or licensee, granting any right in or to any Copyright or copyright registration in the United States or any foreign country (including, without limitation, any thereof referred to on Schedule II hereto) or (b) any and all present and future agreements, including, without limitation, assignments and consents, as any such agreements may from time to time be amended or supplemented, pursuant to which any Grantor now has or hereafter acquires any direct or beneficial interest in any Copyright, or is a grantor of rights to any third party with respect to any copyright, whether as a party to any such agreement or as an assignee of any rights under any such agreement (including, without limitation, any thereof referred to on Schedule II hereto) excluding, however, non-exclusive computer software licenses.

                  "Hedge Agreement": as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "Patents": (a) all letters patent of the United States or any other country, including patents, design patents and utility models, and all registrations and recordings thereof, including, without limitation, any thereof referred to in Schedule III hereto, (b) all applications for letters patent of the United States or any other country and (c) all reissues, extensions, divisions, continuations and continuations-in-part thereof, and the inventions disclosed or claimed therein, including the right to make, sell and/or use the inventions disclosed or claimed therein; including, without limitation, any thereof referred to in Schedule III hereto.

                  "Patent License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, and all rights of any Grantor under such agreement; including, without limitation, any thereof referred to in Schedule III hereto.

                  "Secured Obligations": the collective reference to (a) the Obligations, and (b) all obligations and liabilities of any Grantor to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with any Hedge Agreement entered into by any Grantor with any Lender and any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Grantor pursuant to the terms of such Hedge Agreement or other documents) or otherwise.

                  "Security Agreement": this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, all prints or labels on which any of the foregoing appear, and all designs and general intangibles of a like nature, and the goodwill associated therewith or symbolized thereby, and all other assets, rights and interests that uniquely embody such goodwill, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule IV hereto, and (b) all extensions or renewals thereof.

                  "Trademark License": any agreement, written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule IV hereto.

                  "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any State and, in any event, including, without limitation, the vehicles listed on Schedule V hereto and all tires and other appurtenances to any of the foregoing.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, Schedule. Annex, and Exhibit references are to this Security Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                               (i)    all Accounts;
                              (ii)    all Bank Accounts;
                             (iii)    all Chattel Paper;
                              (iv)    all Contracts;
                               (v)    all Copyrights;
                              (vi)    all Copyright Licenses;
                             (vii)    all Documents;
                            (viii)    all Equipment;
                              (ix)    all General Intangibles;
                               (x)    all Instruments;
                              (xi)    all Inventory;
                             (xii)    all Patents;
                            (xiii)    all Patent Licenses;
                             (xiv)    all Trademarks;
                              (xv)    all Trademark Licenses;
                             (xvi)    all Vehicles;
                            (xvii) all books and records pertaining to the Collateral; and
                           (xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

                  3. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

                  (a) Grantor Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. None of the Agent, any Lender nor the Issuing Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any such Lender or the Issuing Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Administrative Agent, any Lender nor the Issuing Lender be obligated in any manner to perform any of the obligations of such Grantor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Notice to Account Debtors and Contracting Parties. Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender and, so long as that Event of Default is continuing, that payments in respect thereof shall be made directly to the Administrative Agent.

                  (c) Analysis of Accounts and Contracts. After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection therewith. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. After the occurrence and during the continuance of an Event of Default, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                  (d) Collections on Accounts. The Administrative Agent hereby authorizes each Grantor to collect the Accounts, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time when an Event of Default shall have occurred and be continuing, any payments of Accounts, when collected by a Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative

Agent for the account of the Lenders and the Issuing Lender only, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Administrative Agent, the Lenders and the Issuing Lender, segregated from other funds of the Grantors. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Administrative Agent (or by the Grantors in trust for the Administrative Agent, the Lenders and the Issuing Lender) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Grantors and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent shall apply all or any part of the funds on deposit in said Collateral Account on account of the Secured Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the Grantors or to whomsoever may be lawfully entitled to receive the same. At the Administrative Agent's request, the Grantors shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                  4. Representations and Warranties. Each Grantor hereby represents and warrants that:

                  (a) Title; No Other Liens. Except for the Liens granted to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender pursuant to this Security Agreement, and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                  (b) Perfected First Priority Liens. When financing statements have been filed in the offices in the jurisdictions listed in Schedule
         7.16 to the Credit Agreement, the Liens granted pursuant to this Security Agreement which may be perfected by the filing of financing statements will constitute perfected Liens in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, in the Collateral as collateral security for the Secured Obligations, which Liens are prior to all other Liens on the Collateral created by such Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from such Grantor and against any owner or purchaser of the real property where any of the Equipment or Inventory is located and any present or future creditor obtaining a Lien on such real property.

                  (c) Accounts. The amount represented by each Grantor to the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to any Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent. The place where each Grantor keeps its records concerning the Accounts is 1360 Post Oak Boulevard, Suite 2250, Houston, Texas 77056-3023.

                  (d) Contracts. No consent of any party (other than the Grantors) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general equitable principles (whether considered in a proceeding in equity or at law). No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature. Neither the Grantors nor (to the best of each Grantor's knowledge) any other party to any Contract is in default or is likely to become in default in the performance or observance or any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Grantor has fully performed all its obligations under each Contract. The right, title and interest of each Grantor in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which could reasonably be expected to have a Material Adverse Effect, nor have any of the foregoing been asserted or alleged against any Grantor as to any Contract. Each Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto. No amount payable to any Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

                  (e) Inventory and Equipment. The Inventory and the Equipment are kept at the locations listed on Schedule VI hereto.

                  (f) Chief Executive Office. Each Grantor's chief executive office and chief place of business is located at 1360 Post Oak Boulevard, Suite 2250, Houston, Texas 77056-3023.

                  (g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (h) Insurance Policies. None of the Collateral constitutes an interest or claim in or under any policy of insurance or contract for annuity, except to the extent the same constitutes Proceeds.

                  (i) Copyrights, Patents and Trademarks. Schedule II hereto includes all Copyrights and Copyright Licenses owned by each Grantor in its own name as of the date hereof. Schedule III hereto includes all Patents and Patent Licenses owned by each Grantor in its own name as of the date hereof. Schedule IV hereto includes all Trademarks and Trademark Licenses owned by each Grantor in its own name as of the date hereof. To the best of each Grantor's knowledge, each Copyright, Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in Schedule II, III or IV, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark. Except as disclosed on Schedule II, III or IV, no action or proceeding is pending
         (i) seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

                  (j) Vehicles. Schedule V is a complete and correct list of all Vehicles owned by each Grantor.

                  (k) Governmental Obligors. None of the obligors on any Accounts, and none of the parties to any Contracts, is a Governmental Authority.

                  (l) Bank Accounts. All deposit, custody, money market or other accounts (whether, in any case, time or demand or interest or non-interest bearing) maintained by each Grantor with any bank or any other financial institution are Bank Accounts, except for the bank accounts and lockbox accounts listed on Schedule VII hereto.

                  5. Covenants. Each Grantor covenants and agrees with the Administrative Agent, the Lenders and the Issuing Lender that, from and after the date of this Security Agreement until the Secured Obligations are paid in full and the Commitments have expired or been terminated:

                  (a) Maintenance of Perfected Security Interests; Further Documentation; Pledge of Instruments and Chattel Paper. Each Grantor shall maintain the security interest created by this Security Agreement as a perfected security interest having at least the priority described in Section 4(b) hereof and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Grantors, each Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Grantor also hereby authorizes the Administrative Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement.

                  (b) Indemnification. Each Grantor agrees to pay, and to save the Administrative Agent, the Lenders and the Issuing Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Administrative Agent, any Lender or the Issuing Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, each Grantor will save, indemnify and keep the Administrative Agent, such Lender and the Issuing Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor. None of the foregoing indemnities shall cover the gross negligence or willful misconduct of the Administrative Agent, the Lenders or the Issuing Lender.

                  (c) Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. Each Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. Upon the occurrence and during the continuance of an Event of Default, upon written request therefor, each Grantor shall turn over any books and records pertaining to the Collateral to the Administrative Agent or to its representatives during normal business hours at the request of the Administrative Agent so that the Administrative

         Agent may make copies thereof, and upon acceleration of the Secured Obligations, each Grantor shall turn over the originals of such books and records.

                  (d) Right of Inspection. The Administrative Agent, the Lenders and the Issuing Lender shall at all times have full and free access during normal business hours, with at least 48 hours prior written notice (except during the continuance of an Event of Default, during which such notice requirement shall be inapplicable) to all the books, correspondence and records of each Grantor, and the Administrative Agent, the Lenders and the Issuing Lender or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Administrative Agent, the Lenders and the Issuing Lender, at each Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent, the Lenders and the Issuing Lender and their respective representatives shall at all times also have the right, during regular business hours with at least 48 hours prior written notice (except during the continuance of an Event of Default, during which such notice requirement shall be inapplicable) to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (e) Compliance with Laws, etc. Each Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor's business; provided, however, that such Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Administrative Agent, adversely affect the Administrative Agent's, the Lenders' or the Issuing Lender's rights or the priority of its Liens on the Collateral.

                  (f) Compliance with Terms of Contracts, etc. Each Grantor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                  (g) Payment of Obligations. Each Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if
         (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of a material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (h) Limitation on Liens on Collateral. No Grantor will create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Administrative Agent, the Lenders and the Issuing Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) Limitations on Dispositions of Collateral. No Grantor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business and (y) so long as no Default or Event of Default has occurred and is continuing, sales, transfers and other dispositions of Collateral permitted under Section 10.6 of the Credit Agreement or as otherwise permitted under the Credit Agreement.

                  (j) Limitations on Modifications of Contracts and Agreements Giving Rise to Accounts; Exercise of Rights; Notices. No Grantor will, without the written consent of the Administrative Agent, (i) amend, modify, terminate or waive any provision of any Contract or any other agreement giving rise to an Account, which constitutes more than 5% of the aggregate amount of the Accounts, in any manner which could reasonably be expected to materially adversely affect the value of such Contract or such Account as Collateral, (ii) other than in the ordinary course of business as generally conducted by such Grantor over a period of time, fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account, which constitutes more than 5% of the aggregate amount of the Accounts, (other than any right of termination) or (iii) fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account that questions the validity or enforceability of such Contract or Accounts constituting more than 5% of the aggregate amount of the Accounts.

                  (k) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business consistent with its past practice, no Grantor will (i) grant any extension of the time of payment of any Account, (ii) compromise, compound or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, or (iv) allow any credit or discount whatsoever on any Account.

                  (l) Maintenance of Equipment. Each Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except that each Grantor's obligations pursuant to this Section 5(l) shall not extend to obsolete Equipment.

                  (m) Maintenance of Insurance. Each Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently and (ii) insuring the Grantors, the Administrative Agent, the Lenders and the Issuing Lender against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Grantors, the Administrative Agent, the Lenders and the Issuing Lender as their respective interests may appear or, in the case of liability insurance, showing the Administrative Agent, the Lenders and the Issuing Lender as additional insured parties. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent, the Lenders and the Issuing Lender as insured parties and loss payees, (iii) include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

                  (n) Further Identification of Collateral. Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (o) Notices. Each Grantor will advise the Administrative Agent promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (p) Changes in Locations, Name, etc. No Grantor will (i) change the location of its chief executive office/chief place of business from that specified in Section 4(f) or remove its books and records concerning the Accounts from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule VI hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have given the Administrative Agent at least 30 days prior written notice thereof.

                  (q) Patents, Trademarks and Copyrights.

                           (i) Each Grantor (either itself or through licensees)
                  will, except with respect to any Trademark that such Grantor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                           (ii) No Grantor will, except with respect to any
                  Patent that such Grantor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                           (iii) Each Grantor (either itself or through
                  licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve such Grantor's material rights under all applicable copyright laws.

                           (iv) Each Grantor will notify the Administrative
                  Agent immediately if it knows, or has reason to know, that any Patent, Trademark or Copyright, which is material to the operation of that Grantor's business or which has greater than negligible economic value for the Grantor's taken as a whole, or any application or registration relating to any thereof may become abandoned, lost or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal or similar office in any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same.

                           (v) Whenever any Grantor, either by itself or through
                  any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or shall file an application for registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Grantors shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs.

                           (vi) Each Grantor shall from time to time execute and
                  deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request (including, without limitation, one or more Notice of

                  Security Interest in Patents attached hereto as Annex A, one or more Memorandum of Security Agreement - Trademarks attached hereto as Annex B and one or more Memorandum of Security Agreement - Copyrights attached hereto as Annex C, in each case with appropriate completions and schedules) to evidence the Administrative Agent's security interest for the ratable benefit of the Lenders and the Issuing Lender in any Patent, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby constitutes the Administrative Agent its attorney-in-fact to, during the continuation of an Event of Default, execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Commitments are terminated.

                           (vii) Each Grantor will take all reasonable and
                  necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks and Copyrights necessary to that Grantor's business operations or of which have greater than negligible economic value for the Grantors taken as a whole, including, without limitation, timely filing of applications for renewal, affidavits of use and affidavits of incontestability and payment of maintenance fees.

                           (viii) In the event that any Patent, Trademark or
                  Copyright included in the Collateral is infringed, misappropriated or diluted by a third party, each Grantor shall promptly notify the Administrative Agent after it learns thereof and, at the Grantors' sole expense, shall, unless the Grantors shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Grantors and not necessary to any Grantor's business operation, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

                           (ix) Upon and during the continuance of an Event of
                  Default and at the reasonable request of the Administrative Agent, each Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Grantors' rights, title and interest thereunder to the Administrative Agent or its designee.

                  (r) Vehicles. Each Grantor will use reasonable efforts to maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all reasonable maintenance, service and repairs necessary for such purpose. Each Grantor will notify the Administrative Agent of each acquisition or sale of a Vehicle, promptly following the acquisition or sale thereof. If an Event of Default shall occur and be continuing, at the request of the Administrative Agent each Grantor shall, within five Business Days after such request, file applications for certificates of title indicating the Administrative Agent's first priority Lien for the ratable benefit of the Lenders and the Issuing Lender on the Vehicles covered by such certificates, together with any other necessary documentation, in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its Liens on the Vehicles.

                  (s) Inventory. None of the Inventory of any Grantor shall be evidenced by a warehouse receipt.

                  6. Agent's Appointment as Attorney-in-Fact.

                  (a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                           (i) in the name of such Grantor or its own name, or
                  otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

                           (ii) to pay or discharge taxes and Liens levied or
                  placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                           (iii) in the case of any Patent, Trademark or
                  Copyright, to execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Patent, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                           (iv) to execute, in connection with any sale provided
                  for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           (v) (A) to direct any party liable for any payment
                  under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;
                  (F) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's, Liens thereon for the ratable benefit of the Lenders and the Issuing Lender and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

                  Anything in this Section 6(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section unless an Event of Default has occurred and is continuing.

                  Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and are irrevocable.

                  (b) No Duty on Agent's, Lenders' or Issuing Lender's Part. The powers conferred on the Administrative Agent, the Lenders and the Issuing Lender hereunder are solely to protect the Administrative Agent's, the Lenders' and the Issuing Lender's interests in the Collateral and shall not impose any duty upon the Administrative Agent, any Lender or Issuing Lender to exercise any such powers. Each of the Administrative Agent, the Lenders and the Issuing Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                  7. Performance by Agent of Grantors' Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2.0% above the Base Rate, shall be payable by the Grantors to the Administrative Agent on demand and shall constitute Secured Obligations secured hereby.

                  8. Proceeds. In addition to the rights of the Administrative Agent, the Lenders and the Issuing Lender specified in Section 3(d) with respect to payments of Accounts, it is agreed that, during the continuance of an Event of Default, (a) all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent, the Lenders and the Issuing Lender, segregated from other funds of the Grantors, and shall, forthwith upon receipt by any Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required), and held by the Administrative Agent in a Collateral Account maintained under the sole dominion and control of the Administrative Agent. Any and all such Proceeds held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders and the Issuing Lender) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in this Section. At such intervals as may be agreed upon between the Administrative Agent and the Grantors or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of the Proceeds held in any Collateral Account or otherwise received by the Administrative Agent against the Secured Obligations (whether matured or unmatured), such application to be in such order as the Administrative Agent shall elect. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full and the Commitments shall have expired or been terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

                  9. Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders and the Issuing Lender, may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent, any Lender or the Issuing Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, any Lender or the Issuing Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantors, which right or equity is hereby waived or released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Grantors' premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Lenders and the Issuing Lender arising out of the exercise by the Administrative Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent, any Lender or the Issuing Lender arising out of the exercise by the Administrative Agent, any Lender or the Issuing Lender of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent, any Lender or the Issuing Lender to collect such deficiency.

                  10. Grant of License to Use Patent, Trademark and Copyright Collateral. For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section

9 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Copyrights, Patents and Trademarks, now owned or hereafter acquired by the Grantors, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent for any purpose appropriate in connection with the exercise of remedies hereunder, only upon the occurrence and during the continuance of an Event of Default, provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. The Administrative Agent agrees to apply the net proceeds received from any license as provided in Section 8 hereof

                  11. Limitation on Duties Regarding Presentation of Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. None of the Administrative Agent, any Lender, nor the Issuing Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders and the Issuing Lender hereunder are solely to protect the Administrative Agent's and the Lenders' and the Issuing Lender's interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender or the Issuing Lender to exercise any such powers. The Administrative Agent and the Lenders and the Issuing Lender shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  13. Notices. Notices, requests and demands to or upon the Administrative Agent or the Grantors hereunder shall be effected in the manner set forth in Section 13.2 of the Credit Agreement.

                  14. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the

Administrative Agent and the Lenders and the Issuing Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders and the Issuing Lender with full and valid authority so to act or refrain from acting, and the Grantors shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

                  15. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  16. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  17. No Waiver; Cumulative Remedies. None of the Administrative Agent, any Lender nor the Issuing Lender shall by any act (except by a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Lender or the Issuing Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Lender or the Issuing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, such Lender or the Issuing Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  18. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Administrative Agent, provided that any provision of this Security Agreement may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Grantors and shall inure to the benefit of the Administrative Agent, the Lenders and the Issuing Lender and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  19. Additional Grantors: Each Subsidiary of the Borrower is required pursuant to Section 9.10 of the Credit Agreement to become party to this Security Agreement and shall become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a Supplement in the form of Annex D hereto.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                          DENALI INCORPORATED

                                          CONTAINMENT SOLUTIONS SERVICES, INC.

                                          INSTRUMENTATION SOLUTIONS, INC.,

                                          DENALI MANAGEMENT INC.,

                                          DENALI MANAGEMENT, L.L.C., and

                                          DENALI OPERATING MANAGEMENT, LTD.

                                             By: DENALI MANAGEMENT, L.L.C.
                                                      its general partner

                                          By:
                                             ------------------------------
                                            Name:
                                            Title:



                                          CONTAINMENT SOLUTIONS, INC.,

                                          SPECIALTY SOLUTIONS, INC.,

                                          ERSHIGS, INC.,

                                          SEFCO, INC.,

                                          FIBERCAST COMPANY, and

                                          PLASTI-FAB, INC.

                                          By:
                                             ------------------------------
                                            Name:
                                            Title:

                                                                      Schedule I


                                    CONTRACTS

                                                                     Schedule II

                                   COPYRIGHTS

                                     Issue or
Registration No.      Country        File Date       Title of Work
----------------      -------        ---------       -------------




                               COPYRIGHT LICENSES

                                      Issue or
Registration No.      Owner           File Date        Title of Work
----------------      -----           ---------        -------------

                             COPYRIGHT APPLICATIONS


              Title of Work           File Date
              -------------           ---------

                                                                    Schedule III


                                     PATENTS

       Serial No.                                Issue or
     or Patent No.     Inventor     Country      File Date       Title
     -------------     --------     -------      ---------       -----




                                 PATENT LICENSES

        Serial No.                      Issue or
      or Patent No.       Owner         File Date
      -------------       -----         ---------




                               PATENT APPLICATIONS

                                     Nature
       Serial No.       Owner      Of Interest      Filing Date
       ----------       -----      -----------      -----------

                                                                     Schedule IV


                                   TRADEMARKS

 Serial No. or                   Issue or
Registration No.     County      File Date       Mark
----------------     ------      ---------       ----




                               TRADEMARK LICENSES

 Serial No. or                                  Issue or
Registration No.     Owner        County        File Date      Mark
----------------     -----        ------        ---------      ----




                             TRADEMARK APPLICATIONS

Serial Number         Filing Date        Mark
-------------         -----------        ----

                                                                      Schedule V


                                    VEHICLES

                                                                     Schedule VI


                             INVENTORY AND EQUIPMENT

                                                                    Schedule VII


                       BANK ACCOUNTS AND LOCKBOX ACCOUNTS

                                                                         ANNEX A


                                     FORM OF
                     NOTICE OF SECURITY INTEREST IN PATENTS


United States Department of Commerce
Commissioner of Patents and Trademarks
Box Assignments
Washington, D.C.  20231

Ladies and Gentlemen:

                  Pursuant to a Security Agreement, dated as of _________ __, 19__ (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), [NAME OF GRANTOR], a __________ corporation (the "Assignor"), has granted to CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for certain lenders, as Assignee (the "Assignee") a continuing security interest in, and a continuing lien upon, the Patents (as such term is defined in the Security Agreement) including the patents and patent applications listed on the annexed Exhibit A, and all applications, registrations, renewals and proceeds (including accounts receivable and royalties) thereof (the "Patents"). The Assignee's security interest in the Patents can only be terminated in accordance with the terms of the Security Agreement.

Dated: ________________

                                               Very truly yours,

                                               [NAME OF GRANTOR]


                                               By
                                                 ----------------------
                                                 Name:
                                                 Title:

ACKNOWLEDGED BY:

CANADIAN IMPERIAL BANK OF COMMERCE
         as Assignee


By
  ------------------------
  Name:
  Title:

                                                                       Exhibit A


                                     PATENTS

 Serial No.                         Issue or
or Patent No.       Inventor        File Date       Title
-------------       --------        ---------       -----


                                 PATENT LICENSES

United States
  Patent No.          Owner         Issue Date
-------------         -----         ----------



                               PATENT APPLICATIONS

                           Nature
Serial                       Of           Filing
  No.        Owner        Interest         Date
------       -----        --------        ------

                                                                         ANNEX B


                                     FORM OF
                  MEMORANDUM OF SECURITY INTEREST IN TRADEMARKS


United States Department of Commerce
Commissioner of Patents and Trademarks
Box Assignments
Washington, D.C.  20231

Ladies and Gentlemen:

                  Pursuant to a Security Agreement, dated as of _________ __, 19__ (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), [NAME OF GRANTOR], a __________ corporation (the "Assignor"), has granted to CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for certain lenders, as Assignee (the "Assignee") a continuing security interest in, and a continuing lien upon, the Trademarks (as such term is defined in the Security Agreement) including the trademarks listed on the annexed Exhibit A, and all applications, registrations, renewals and proceeds (including accounts receivable and royalties) thereof (the "Trademarks"), together with the goodwill of the business connected with the use of and symbolized by the Trademarks. The Assignee's security interest in the Trademarks can only be terminated in accordance with the terms of the Security Agreement.

Dated:  ___________
                                              Very truly yours,

                                              [NAME OF GRANTOR]


                                              By
                                                --------------------
                                                Name:
                                                Title:

ACKNOWLEDGED BY:

CANADIAN IMPERIAL BANK OF COMMERCE
         as Assignee


By
  ----------------------
  Name:
  Title:

                                                                       Exhibit B


                                   TRADEMARKS

     Serial No.                 Issue or File Date
or Registration No.       (Renewal Date, if Applicable)         Mark
-------------------       -----------------------------         ----




                               TRADEMARK LICENSES

                                     Issue or File Date
     Serial No.                      (Renewal Date, If
or Registration No.      Owner           Applicable              Mark
-------------------      -----       ------------------          ----




                             TRADEMARK APPLICATIONS

Serial Number        Filing Date         Mark
-------------        -----------         ----

                                                                         ANNEX C

                           [COPYRIGHT FILING DOCUMENT]

                                                                         ANNEX D


                         ADDENDUM TO SECURITY AGREEMENT


                  Each of the undersigned, [NAME OF NEW SUBSIDIARY] (each a "New Grantor", together the "New Grantors"):

                  (i) agrees to all of the provisions of the Security Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by DENALI INCORPORATED and its Subsidiaries (each a "Grantor", collectively, the "Grantors"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, made pursuant to the Credit Agreement, dated as of January 12, 1999, among DENALI INCORPORATED (the "Borrower"), the Lenders, ING (U.S.) CAPITAL CORPORATION, as documentation agent, and the Administrative Agent;

                  (ii) effective on the date hereof, becomes a party to the Security Agreement, as a Grantor, with the same effect as if the undersigned were an original signatory to the Security Agreement and with the representations and warranties contained therein being deemed to be made by each of the New Grantors on and as of the date hereof;

                  (iii) as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make and maintain outstanding their Loans under the Credit Agreement and the other Loan Documents, hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in all of the property listed in Section 2 of the Security Agreement now owned or at any time hereafter acquired by such New Grantor or in which such New Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "New Grantor Collateral");

                  (iv) represents and warrants that the information provided on the attached schedules disclose, with respect to each New Grantor, all information that is required under the Security Agreement to be disclosed by a Grantor; and

                  (v) the Schedules to the Security Agreement are hereby supplemented by (a) if a supplement to any such Schedule is attached to this Supplement, by including the items listed on such supplement to such Schedule in such Schedule, and (b) if any such Schedule refers to the Collateral Certificate delivered by the Grantors on the Closing Date, by deeming incorporated in such Collateral Certificate the Supplement to Collateral Certificate delivered by the New Grantor to the Agent on the date of this Supplement.

                  Terms defined in the Subsidiaries Security Agreement and the Credit Agreement shall have such defined meanings when used herein.

                  By its acceptance hereof, the undersigned New Grantor hereby ratifies and confirms its respective obligations under the Subsidiaries Security Agreement, as supplemented hereby.

                                           [NAME OF NEW SUBSIDIARY]


                                           By:
                                              ------------------------
                                               Name:
                                               Title:




Date: _____________, 199_



ACCEPTED AND AGREED:



CANADIAN IMPERIAL BANK OF
COMMERCE, as Administrative Agent


By:
       ----------------------------
Name:
       ----------------------------
Title:
       ----------------------------

                                                                      Schedule I



                                    CONTRACTS

                                                                     Schedule II

                                   COPYRIGHTS

                                      Issue or
Registration No.      Country         File Date          Title of Work
----------------      -------         ---------          -------------




                               COPYRIGHT LICENSES

                                     Issue or
Registration No.       Owner         File Date          Title of Work
----------------       -----         ---------          -------------




                             COPYRIGHT APPLICATIONS

Title of Work             File Date
-------------             ---------

                                  Schedule III


                                     PATENTS

       Serial No.                            Issue or
     or Patent No.    Inventor    Country    File Date     Title
     -------------    --------    -------    ---------     -----




                                 PATENT LICENSES

       Serial No.                          Issue or
     or Patent No.         Owner           File Date
     -------------         -----           ---------




                               PATENT APPLICATIONS

                                     Nature
       Serial No.       Owner      Of Interest       Filing Date
       ----------       -----      -----------       -----------

                                                                     Schedule IV


                                   TRADEMARKS

     Serial No. or                         Issue or
    Registration No.        County         File Date            Mark
    ----------------        ------         ---------            ----




                               TRADEMARK LICENSES

     Serial No. or                                       Issue or
    Registration No.         Owner          County       File Date        Mark
    ----------------         -----          ------       ---------        ----




                             TRADEMARK APPLICATIONS

     Serial Number          Filing Date           Mark
     -------------          -----------           ----

                                                                      Schedule V


                                    VEHICLES


                                                                     Schedule VI


                             INVENTORY AND EQUIPMENT

                                                                       EXHIBIT L


                            FORM OF BORROWING REQUEST


Canadian Imperial Bank of Commerce,
  as Administrative Agent
425 Lexington Avenue
New York, New York  10017

Attention:  Michael Daven

                               DENALI INCORPORATED

Gentlemen and Ladies:

                  This Borrowing Request is delivered to you pursuant to [Section 2.3 (with respect to Term Loans)] [3.3 (with respect to Acquisition Loans)] [Section 4.3 (with respect to Revolving Credit Loans)] of the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Denali Incorporated (the "Borrower"), various financial institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, the "Administrative Agent") and ING (U.S.) Capital LLC, as documentation agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                  The Borrower hereby requests that a [Term][Revolving Credit][Acquisition] Loan be made in the aggregate principal amount of [$_________] on [_________ __, 199_] as a [*Eurodollar Rate] [Base Rate] Loan
[having an Interest Period of [one] [two] [three] [six] month(s)].

                  The Borrower hereby acknowledges that, pursuant to Section 8.3 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on and as of the date of such Loans, and immediately before and after giving effect thereto and to the application of the proceeds therefrom, all the representations and warranties made by the Borrower and the other Loan Parties made in or pursuant to the other Loan Documents are true and correct in all material respects.

                  The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it


----------
* Insert appropriate interest rate option and, if applicable, the number of months with respect to Eurodollar Rate Loans.

will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

                  The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this __th day of _____________, 199__.

                                               DENALI INCORPORATED


                                               By
                                                  ------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT M


                           NON-BANK STATUS CERTIFICATE



         Reference is hereby made to the Credit Agreement, dated as of January 12, 1999, among DENALI INCORPORATED, the lenders parties thereto, CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent, and ING (U.S.) Capital Corporation, as documentation agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 6.11(b)(i)(B) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                    [NAME OF LENDER]

                                    By:
                                       -----------------------
                                    Title:

Date:                      , 19
     ----------------------    ---

                                                                       Exhibit N

                            BLOCKED ACCOUNT AGREEMENT




                                                                January 12, 1999

[Name of Bank]
[Address]

                          Re: Blocked Account Agreement

Ladies and Gentlemen:

         1. We hereby notify you that we have granted a security interest in our demand deposit account number ________ maintained with you (the "Bank Account") to Canadian Imperial Bank of Commerce, as Administrative Agent, 425 Lexington Avenue, 3rd Floor, New York, New York 10017 (the "Administrative Agent").

         2. We hereby irrevocably instruct you, and by your acceptance of this Blocked Account Agreement you hereby agree, to make all transfers of funds to be made by you after the delivery of this Blocked Account Agreement out of or in connection with the Bank Account in accordance with the instructions of the Administrative Agent, subject to paragraph 8. If the Administrative Agent shall at any time instruct you to make transfers of funds from the Bank Account directly to the Administrative Agent, such transfers shall be made to such account as the Administrative Agent shall specify, or otherwise in accordance with the instructions of the Administrative Agent.

         3. We also hereby notify you and agree that the Administrative Agent shall be irrevocably entitled (until the Administrative Agent shall notify you to the contrary) to exercise any and all rights (without notice to us or further consent by us) in respect of or in connection with the Bank Account including, without limitation, the right to specify when transfers of funds are to be made out of or in connection with the Bank Account and the withdrawal of funds therefrom.

         4. We also hereby notify you, and by your acceptance of this Blocked Account Agreement you hereby agree, that all fees, expenses and other charges arising out of or in connection with the Bank Account shall remain our obligation and shall not be an obligation of the Administrative Agent; provided, that the Administrative Agent shall be notified by you of any default in our payment of any such obligation and the Administrative Agent shall be entitled (but shall have no obligation) to cure any such default within a reasonable period of time after its receipt of such notice.

         5. We also hereby notify you that in the event that any provision of any instrument, certificate or other document delivered by or on behalf of us in connection with the Account shall be inconsistent with any provision of this notice, the provisions of this notice shall govern.

         6. Subject to paragraph 7, you hereby waive any right that you may now or hereafter have to security interests, bank's or other possessory liens, rights to offset or other claims against the funds in the Bank Account. You agree to hold the funds in the Bank Account as the bailee and custodian for the benefit of the Administrative Agent, to indicate on your records the assignment of the funds in the Bank Account in favor of the Administrative Agent and to provide the Administrative Agent, at the request of the Administrative Agent, with information concerning the amounts on deposit in the Bank Account. Subject to paragraph 8, you agree not to pay to us all or any part of the funds in the Bank Account or any income, distributions, profits or proceeds of the funds in the Bank Account without the prior written consent of the Administrative Agent.

         7. Notwithstanding anything contained herein to the contrary, we agree and the Administrative Agent agrees that you shall be entitled to be reimbursed from funds in the Bank Account for your fees related to your services in connection with the Bank Account and for amounts in respect of returned and otherwise uncollected items previously credited to the Bank Account.

         8. By its acknowledgment and acceptance of this Agreement, the Administrative Agent hereby instructs you, until such instruction is rescinded by the Administrative Agent or superseded by a different instruction from the Administrative Agent (which instruction shall be rescinded by the Administrative Agent only so long as an Event of Default under the Credit Agreement to which we are a party has occurred and is continuing), to permit us to withdraw funds standing to the credit of the Bank Account.

         Please acknowledge your agreement to the foregoing by signing in the space provided below on two copies hereof sent herewith, and returning a one such signed copy to the undersigned and another such signed copy to the Administrative Agent

                                                 Very truly yours,

                                                 DENALI INCORPORATED

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:


AGREED TO AND ACCEPTED:

[NAME OF  BANK]


By
  ------------------------
  Name:
  Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent


By
  ------------------------
  Name:
  Title:

                                                                     EXHIBIT O-1

              FORM OF LEGAL OPINION OF COUNSEL TO THE LOAN PARTIES


                                                                January 12, 1999



Canadian Imperial Bank of Commerce, as Administrative Agent
425 Lexington Avenue, 3rd Floor
New York, New York  10017

And each of the Lenders from time to time parties to the Credit Agreement referred to below

                  We have acted as counsel to Denali Incorporated, a Delaware corporation (the "Borrower"), and its subsidiaries (the "Subsidiaries", the Borrower and the Subsidiaries, collectively, the "Loan Parties"), in connection with (a) the Credit Agreement, dated as of January 12, 1999 (the "Credit Agreement"), among the Borrower, the lenders parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and ING (U.S.) Capital LLC, as documentation agent, and (b) the Notes and the other Loan Documents referred to in the Credit Agreement.

                  The opinions expressed below are furnished to you pursuant to
Section 8.1(m)(i) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  In arriving at the opinions expressed below,

                  (a) we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of each of (1) the Credit Agreement, (2) the Term Notes, (3) the Revolving Credit Notes, (4) the Acquisition Loan Notes and (5) the other Loan Documents listed on Schedule 1 attached hereto (the documents listed in (1) through (5) above being hereinafter referred to collectively as the "Transaction Documents");

                  (b) we have examined unfiled copies of the financing statements listed on Schedule 2 (collectively, the "Financing Statements") naming the Loan Parties named therein as Debtor and the Administrative Agent as Secured Party and describing the Collateral (as defined in the Security Agreement and the Pledge Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code of the States listed on

Schedule 2 (the "Filing Collateral"), which we understand will be filed in the filing offices listed on Schedule 2 (the "Filing Offices");

                  (c) we have examined the reports listed on Schedule 3 as to UCC financing statements (collectively, the "UCC Search Reports");

                  (d) we have examined (1) unfiled copies of the financing statements listed on Schedule 4 naming the Loan Parties named therein as Debtor and the Administrative Agent as Secured Party and describing the Patents, Patent Licenses, Trademarks and Trademark Licenses listed on Schedules II, III and IV to the Security Agreement (the "Intellectual Property Collateral"), which we understand will be filed in the filing offices listed on Schedule 4 and (2) unfiled copies of the filings listed on Schedule 5 to be made in the United States Patent and Trademark Office (the "Intellectual Property Filings"; and the filing offices listed on Schedule 4 being herein referred to collectively as the "Intellectual Property Filing Offices");

                  (e) we have examined such corporate documents and records of the Loan Parties and such other instruments and certificates of public officials, officers and representatives of the Loan Parties and other Persons as we have deemed necessary or appropriate for the purposes of this opinion.

                  In arriving at the opinions expressed below, we have made such investigations of law, in each case as we have deemed appropriate as a basis for such opinions.

                  In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that we examined (other than those of the Loan Parties and officers of the Loan Parties and (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

                  When our opinions expressed below are stated "to the best of our knowledge," we have made reasonable and diligent investigation of the subject matters of such opinions and have no reason to believe that there exist any facts or other information that would render such opinions incomplete or incorrect.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. Each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
(b) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not, in the aggregate, have a Material Adverse Effect.

                  2. Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow thereunder, and has taken all necessary corporate action to authorize, in the case of the Borrower, the borrowings on the terms and conditions of the Credit Agreement and the Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party and to grant the security interests contemplated by the Security Documents to which it is a party. Except for (a) consents, authorizations, approvals, notices and filings described on Schedule 5 attached hereto, all of which have been obtained, made or waived and are in full force and effect, and (b) the filings and recordings described on Schedules 2 and 4 attached hereto, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings under the Credit Agreement and the Notes or with the execution, delivery, performance, validity or enforceability of the Credit Agreement and the other Loan Documents or the perfection of the security interests created by the Security Documents.

                  3. Each of the Loan Documents to which any Loan Party is a party has been duly executed and delivered on behalf of such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

                  4. The execution and delivery of the Loan Documents and the other Transaction Documents to which any Loan Party is a party, the performance by such Loan Party of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by such Loan Party with any of the provisions thereof, and, in the case of the Borrower, the borrowings under the Credit Agreement and the Notes and the use of proceeds thereof, all as provided therein, (a) will not violate, or constitute a default under, any Requirement of Law or, to the best of our knowledge, any Contractual Obligations of such Loan Party and (b) will not result in, or require, the creation or imposition of any Lien on any of such Loan Party's properties or revenues, except the security interests created pursuant to the Security Documents. To the best of our knowledge, no Loan Party is in default under or with respect to any Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.

                  5. To the best of our knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to the Credit Agreement, the other Loan Documents or any of the other Transaction Documents, or (b) which could reasonably be expected to have a Material Adverse Effect.

                  6. None of the Loan Parties is (1) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (2) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. None of the Loan Parties is subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

                  7. Part A of Schedule 6 attached hereto sets forth, as of the date hereof, the number of authorized, issued and outstanding shares or interests, as applicable, of each class of capital stock or other equity interests in the Borrower and the Subsidiaries, the names and record owners of such shares or other interests and the number (or percentage) of shares or other interests owned of record by each of such owners. To the best of our knowledge, except as set forth on Part B of Schedule 6 there are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or any other agreements or commitments of any nature with respect to the Capital Stock of any Loan Party.

                  8. (a) The provisions of the Pledge Agreement create in favor of the Administrative Agent a legal, valid and enforceable security interest in the Pledged Stock and the Proceeds (as those terms are defined in the Pledge Agreement).

                  (b) The actions specified in Section 7.16(b)(ii) of the Credit Agreement are all the actions necessary to perfect the security interest of the Administrative Agent in the Pledged Stock, and the security interest of the Administrative Agent in the Pledged Stock is a perfected security interest. Assuming the Administrative Agent acquires its interest in the Pledged Stock in good faith and without notice of any adverse claims, and that each certificate evidencing shares of Pledged Stock is either in bearer form or registered form, issued or indorsed in the name of the Administrative Agent or in blank, the Administrative Agent will acquire its security interest in the Pledged Stock free of adverse claims.

                  (c) All of the shares of capital stock described on Schedule I to the Pledge Agreement have been duly authorized and validly issued, and are fully paid and nonassessable, and represent 100% of the issued and outstanding capital stock of the company pledged.

                  9. (a) The provisions of the Security Agreement create in favor of the Administrative Agent a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement).

                  (b) Upon filing of the Financing Statements in the Filing Offices, the Administrative Agent will have a perfected security interest in the Filing Collateral.

                  (c) The UCC Search Reports set forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 2 financing statements covering the Filing Collateral as of the dates and times specified on Schedule 3. Except for the matters listed on Schedule 4, the UCC Search Report identifies no Person who has filed in any Filing Office a financing statement describing the Filing Collateral prior to the respective filings in the Filing Offices of the Financing Statements.

                  10. The provisions of each of the Security Agreements create in favor of the Administrative Agent a legal, valid and enforceable security interest in the Intellectual Property Collateral. Each of the Intellectual Property Filings is in proper form for filing with the applicable Intellectual Property Filing Offices. Upon the filing of the Intellectual Property Filings in the United States Patent and Trademark Office within three months from the date of the Intellectual Property Filings, the Administrative Agent will have a perfected security interest in the Intellectual Property Collateral.

                  11. Each of the Mortgages:

                           (a) constitutes a legal, valid and binding obligation
of the Borrower enforceable against the Borrower in accordance with its terms;

                           (b) is in proper form for recording;

                           (c) complies as to form with all existing
Requirements of Law;

                           (d) creates in favor of the Administrative Agent for
the ratable benefit of the Lenders a legal, valid and binding lien on the real property and fixtures described in such Mortgage, enforceable as such against the Borrower and, when recorded in the applicable office listed on Schedule 7 all other Persons; and

                           (e) when recorded in the applicable office listed on
Schedule 7, will constitute a perfected lien on the real property and fixtures described in such Mortgage.

                  The facts that (a) the Mortgages secure obligations arising under a revolving line of credit and (b) the Revolving Credit Loans may from time to time be repaid in full or in part and reborrowed in accordance with the terms of the Credit Agreement will not result in a subordination of the lien of any Mortgage to any other lien on the real property and fixtures described in such Mortgage or otherwise impair the priority of the lien of such Mortgage.

                  Our opinions set forth in paragraph 3 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  We are members of the bar of the State of and we express no opinion as to the laws of any jurisdiction other than the laws of the State of , the General Corporate Law of the State of Delaware and the Federal laws of the United States of America.

                  This opinion has been rendered solely for your benefit and for the benefit of your Assignees pursuant to Section 13.6 of the Credit Agreement in connection with the Credit Agreement and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without our prior written consent; provided, however, that this opinion may be delivered to your regulators, accountants, attorneys and other professional advisers and may be used in connection with any legal or regulatory proceeding relating to the subject matter of this opinion.


                                             Very truly yours,

                                                                      Schedule 1


                                 LOAN DOCUMENTS

                                                                      Schedule 2

                              FINANCING STATEMENTS

Debtor:     State     Filing Office
-------     -----     -------------

                                                                      Schedule 3

                               UCC SEARCH REPORTS
                          STATE OF ____________________

 Search Service   Search Date   Effective Date   Filing Office   Name of Debtor  Exceptions Disclosed
 --------------   -----------   --------------   -------------   --------------  --------------------

                                                                      Schedule 4

                              FINANCING STATEMENTS

    UCC Financing Statements
    ------------------------
State                  Filing Office
-----                  -------------

                                                                      Schedule 5

                      CONSENTS, AUTHORIZATIONS, APPROVALS,
                               NOTICES AND FILINGS

                                                                      Schedule 6

                            LOAN PARTY CAPITAL STOCK

Part A:

                                                 Stock
Name of        Name of        Class of        Certificate         No. of
Pledgor        Issuer         Stock               No.             Shares
-------        -------        --------        -----------         ------




Part B:  Subscriptions, etc. with respect to Loan Party Capital Stock


                                                                      Schedule 7

                               MORTGAGE RECORDINGS

Description of Mortgage             Recording Office
-----------------------             ----------------

                                                                     EXHIBIT O-2


           FORM OF LEGAL OPINION OF SPECIAL LOCAL COUNSEL TO THE LOAN
                                    PARTIES


                                                                January 12, 1999




Canadian Imperial Bank of Commerce, as Administrative Agent
425 Lexington Avenue, 3rd Floor
New York, New York  10017

And each of the Lenders parties to the
  Credit Agreement referred to below


                  We have acted as special counsel in the State of [______________] (the "State") to Denali Incorporated, a Delaware corporation (the "Borrower") and its subsidiaries (the "Subsidiaries"; the Borrower and the Subsidiaries, collectively, the "Loan Parties"), in connection with (a) the Credit Agreement, dated as of January 12, 1999 (the "Credit Agreement"), among the Borrower, the lenders parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and ING (U.S.) Capital LLC, as documentation agent, and
(b) the Security Documents listed on Schedule 1 attached hereto delivered pursuant to the Credit Agreement.

                  The opinions expressed below are furnished to you pursuant to
Section 8.1(m)(ii) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  In arriving at the opinions expressed below,

                  (a) we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of each of (1) the Credit Agreement, (2) the Security Documents listed on Schedule 1;

                  (b) we have examined unfiled copies of the financing statements listed on Schedule 2 (collectively, the "Financing Statements") naming the Loan Parties as Debtor and the Agent as Secured Party and describing the Collateral (as defined in the Security Agreement and the Pledge Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code of the State (the "Filing Collateral"), which we understand will be filed in the filing offices listed on Schedule 2 (the "Filing Offices");

                  (c) we have examined the reports listed on Schedule 3 as to UCC financing statements (collectively, the "UCC Search Report"); and

                  (d) we have examined such corporate documents and records of the Loan Parties and such other instruments and certificates of public officials, officers and representatives of the Loan Parties and other Persons, and we have made such investigations of law, in each case as we have deemed appropriate as a basis for such opinions.

                  In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that we examined (other than those of the Loan Parties and officers of the Loan Parties and (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. The execution and delivery by the Loan Parties of the Security Documents to which it is party listed on Schedule 1, the performance by each of the Loan Parties of its obligations thereunder and the creation and perfection of any security interest upon or with respect to any of each such Loan Party's properties provided for therein (a) do not and will not violate any Requirement of Law of the State, (b) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law, and (c) except for (1) consents, authorizations, approvals, notices and filings described on Schedule 4 attached hereto, all of which have been obtained, made or waived and are in full force and effect, and (2) the filings described on Schedule 2 to perfect the security interests created by the Security Agreement and the Pledge Agreement with respect to the Filing Collateral and the recordings described on Schedule 5 to perfect the liens created by the State Mortgages, do not and will not require any consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority of the State.

                  2. (a) The Agent upon filing of the Financing Statement in the Filing Offices will have a perfected security interest in the Filing Collateral.

                  (b) The UCC Search Report sets forth the proper filing office and the proper debtor necessary to identify those Persons who have on file in the State financing statements covering the Filing Collateral as of the dates and times specified on Schedule 3. Except for the matters listed on Schedule 3, the UCC Search Report identifies no Person who has filed in any Filing Office a financing statement describing the Filing Collateral prior to the effective dates of the UCC Search Report.

                  3. Each of the Mortgages listed on Schedule 1 (collectively, the "State Mortgages," and individually, a "State Mortgage"):

                  (a) constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

                  (b) is in proper form for recording;

                  (c) complies as to form with all existing Requirements of Law;

                  (d) creates in favor of the Administrative Agent for the ratable benefit of the Lenders a legal, valid and binding lien on the real property and fixtures described in such State Mortgage, enforceable as such against the Borrower and, when recorded in the applicable office listed on
Schedule 5, all other Persons; and

                  (e) when recorded in the applicable office listed on Schedule 5, will constitute a perfected lien on the real property and fixtures described in such State Mortgage.

                  The facts that (a) the State Mortgages secure obligations arising under a revolving line of credit and (b) the Revolving Credit Loans may from time to time be repaid in full or in part and reborrowed in accordance with the terms of the Credit Agreement will not result in a subordination of the liens of any State Mortgages to any other lien on the real property and fixtures described in such State Mortgages or otherwise impair the priority of the liens of such State Mortgages.

                  4. Other than nominal recording and filing fees, no fees, taxes or other charges are due in the State in connection with the execution, delivery, filing and recording of the State Mortgages and the Financing Statements.

                  5. The courts of the State will enforce those provisions in the Security Agreements and the Pledge Agreement and the State Mortgages which provide that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except that the Courts of the State may apply the internal law of the State to determine the perfection and effect of perfection of the liens created under such documents and the application of remedies in enforcing such liens with respect to property located in the State.

                  6. It is not necessary for the Administrative Agent or any of the Lenders to qualify to do business in the State solely in order to create the Liens contemplated by the Security Documents. None of the Administrative Agent or the Lenders will be subject to taxation by the State solely as a result of creating or enforcing such Liens.

                  Our opinions set forth in paragraph 2 and 3 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  We are members of the bar of the State and we express no opinion as to the laws of any jurisdiction other than the laws of the State, and the Federal laws of the United States of America.

                  This opinion has been rendered solely for your benefit and for the benefit of your Assignees pursuant to Section 13.6 of the Credit Agreement in connection with the Credit Agreement and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without our prior written consent; provided, however, that this opinion may be delivered to your regulators, accountants, attorneys and other professional advisers and may be used in connection with any legal or regulatory proceeding relating to the subject matter of this opinion.

                                                  Very truly yours,

                                                                      Schedule 1

                           LIST OF SECURITY DOCUMENTS

                                                                      Schedule 2

                                 FILING OFFICES
                       IN THE STATE OF ___________________

                                                                      Schedule 3

                               UCC SEARCH REPORTS
                          STATE OF ____________________

   Search Service   Search Date   Effective Date   Filing Office   Name of Debtor  Exceptions Disclosed
   --------------   -----------   --------------   -------------   --------------  --------------------

                                                                      Schedule 4

                      CONSENTS, AUTHORIZATIONS, APPROVALS,
                               FILINGS AND NOTICES

                                                                      Schedule 5

                               MORTGAGE RECORDINGS
                       IN THE STATE OF __________________

Description of Mortgage          Recording Office
-----------------------          ----------------

                                                                       EXHIBIT P

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement, dated as of January 12, 1999 (the "Credit Agreement") among Denali Incorporated, a Delaware corporation (the "Borrower"), the lenders which are or may become parties to the Credit Agreement (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and ING (U.S.) Capital LLC, as documentation agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

                  _______________ (the "Assignor") and ___________________ (the
"Assignee") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), all of the Assignor's interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement as are set forth on Schedule 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1.

                  2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of, the Borrower or any Subsidiary or any other obligor or the performance or observance by, the Borrower or any Subsidiary or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s) held by it evidencing the Assigned Facilities and requests that the Agent exchange such Note(s) for a new Note or Notes payable to the Assignee (and, if the Assignor is retaining any portion of its rights and obligations under the Loan Documents, to the Assignor) in the amounts which reflect the assignment being made hereby.

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 9.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 6.11(b) of the Credit Agreement.

                  4. The effective date of this Assignment and Acceptance shall be ___________, 199_ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 13.6(c) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

                  5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance
         relating to the Credit Agreement, dated as of January 12, 1999 among
                               Denali Incorporated
                           the Lenders named therein,
 Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and
                 ING (U.S.) Capital LLC, as documentation agent.

--------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

     Credit                    Principal              Commitment Percentage
Facility Assigned          Amount Assigned                  Assigned
-------------------        ---------------            ---------------------
                           $                                   %
                            --------------                 ----


          [Name of Assignee]                             [Name of Assignor]

By                                         By
  -----------------------------------        -----------------------------------
Name:                                      Name:
Title:                                     Title:

Accepted:

       Canadian Imperial Bank of Commerce,
         as Administrative Agent


By
  ----------------------------------------
Name:
Title:

       [Add if applicable]Denali Incorporated
         as Borrower


By
  ----------------------------------------
Name:
Title: